UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ExlService Holdings, Inc.
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320 Park Avenue, 29th Floor New York, NY 10022 (212) 277-7100

Dear Stockholder,

As we reflect on the past year, 2023 was defined by growth and continued evolution. The most significant development was EXL’s continued integration of emerging artificial intelligence (“AI”) technology into our longstanding data-led strategy. We achieved this by unlocking key synergies between data and AI. To create better outcomes for our clients, we leverage our deep experience with data to employ AI in more reliable ways, and we use AI to refine and enrich our data. This integration of AI into our data-led strategy positioned us well for industry-leading performance over the past year and will continue to do so looking forward to 2024, our 25th anniversary year, and beyond.

Our earnings numbers help tell that story. In 2023, we generated strong growth across both Analytics and Digital Operations and Solutions. Our 2023 revenue was $1.63 billion, representing growth of 16% over 2022. We also grew adjusted EPS(1) to $1.43, up 19% from $1.20 in 2022.

Our ability to continue executing at this high level, despite fast-moving changes in technology and market dynamics, is the result of sound execution, our differentiated strategy, our balanced portfolio of businesses and our amazing team of more than 50,000 people committed to constant improvement. In 2023, we established an AI Center of Excellence with 1,500 specialists. Our employees spent 1.3 million hours training through our democratized self-learning platform, with more than a quarter of our employees taking advantage of AI training and development tools and more than 57% of our employees participating in digital skills training. We developed several generative AI applications for internal use in areas such as employee self-service, recruiting and finance, and embedded AI into our core solutions. We now have more than 150 AI use cases, with over 30 deployments in production with go-live for 6 clients.

(1) Adjusted EPS is a non-GAAP financial measure. See “Non-GAAP Reconciliation” later in this proxy statement.

EXL 2024 Proxy Statement	/

This year’s Proxy Statement highlights continued progress on our sustainability efforts, which contribute to our business success. We have installed solar power projects at several of our centers in India and also transitioned several centers in India and the UK to renewable energy through open access arrangements, which has helped reduce our Scope 2 greenhouse gas emissions. We have continued our focus on diversity, equity and inclusion by developing diverse leadership and building an inclusive work culture where our employees are empowered to bring their authentic contributions, collaborate and drive innovation. Making good on our commitment to not only run a world class business, but to also support our people and the communities in which we operate, we significantly increased our community engagement participation: EXL employees contributed more than 37,000 volunteer hours as part of our community engagement efforts, up approximately 22,000 hours from the prior year, and more than 19,000 of our employees joined EXL-sponsored community engagement initiatives, up from 7,000 participants in 2022.

We are proud of this progress, and the external recognitions we received for these efforts, including for the fourth year as one of America’s Most Responsible Companies by Newsweek and Statista, Inc., for the third year as one of Barron’s 100 Most Sustainable Companies and a Gold rating from EcoVadis. You can read more about our commitment to sustainability on our website, in our Sustainability Report and in the “Sustainability” section of this Proxy Statement.

On behalf of the board of directors of ExlService Holdings, Inc., we are pleased to invite you to the 2024 Annual Meeting of Stockholders, which will be held on June 20, 2024. We look forward to sharing more about our company at the Annual Meeting. We encourage you to carefully read the attached 2024 Annual Meeting of Stockholders and Proxy Statement, which contains important information about the matters to be voted upon and instructions on how you can vote your shares.

Your vote is important to us. Please vote as soon as possible whether or not you plan to participate in the Annual Meeting.

The board of directors and management look forward to your attendance at the Annual Meeting.

Sincerely,

Rohit Kapoor Chair and CEO	Vikram Pandit Lead Director

/	EXL 2024 Proxy Statement

Notice of 2024 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to the 2024 Annual Meeting of Stockholders of ExlService Holdings, Inc., a Delaware corporation (the “Company”), for the purposes of voting on the following matters:

1.	the election of eight members of the board of directors of the Company;

2.	the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2024;

3.	the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company;

4.	the approval of the Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation; and

5.	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We will hold our Annual Meeting in virtual format only, via live audio webcast (rather than at any physical location) on June 20, 2024 at 9:00 AM, Eastern Time. Our virtual meeting platform will allow for full participation as if you were attending physically. You or your proxyholder may participate, vote, and examine our stockholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXLS2024 and using your 16-digit control number.

If you are a stockholder of record at the close of business on April 23, 2024, the record date for the Annual Meeting, you are entitled to vote at the Annual Meeting. A list of stockholders as of the record date will be available for examination for any purpose germane to the Annual Meeting, during ordinary business hours, at the Company’s executive offices at 320 Park Avenue, 29th Floor, New York, New York 10022, for a period of 10 days prior to the date of the Annual Meeting. If our corporate headquarters are closed during the 10 days prior to the Annual Meeting, you may send a written request to the Corporate Secretary at our corporate headquarters, and we will arrange a method for you to inspect the list.

Please note the technical requirements for virtual attendance at the Annual Meeting, as described in the enclosed Proxy Statement beginning on page 122 under the heading “Annual Meeting Q&A.”

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about April 29, 2024, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners at the close of business on the record date. On the date of mailing of the

Internet Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Internet Notice. These proxy materials will be available free of charge.

Whether or not you expect to attend the Annual Meeting, the Company encourages you to promptly vote and submit your proxy (i) by Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in

EXL 2024 Proxy Statement	/

the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Voting by proxy will not deprive you of the right to attend the Annual Meeting or to vote your shares. You can revoke a proxy at any time before it is exercised by voting at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of elections in writing of such revocation prior to the Annual Meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU EITHER (I) VOTE BY USING THE INTERNET, (II) VOTE BY PHONE, (III) REQUEST PROXY MATERIALS BE SENT TO YOU BY MAIL AND THEN USE THE PROXY CARD PROVIDED BY MAIL TO CAST YOUR VOTE BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD BY MAIL OR (IV) ATTEND THE ANNUAL MEETING AND VOTE.

By Order of the Board of Directors

Ajay Ayyappan

Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 29, 2024

/	EXL 2024 Proxy Statement

2024 Proxy Statement

2024 Proxy Statement Summary	1

EXL 2024 Proxy Statement	/

2024 Proxy Statement summary

2024 Proxy Statement summary

Summary

Below is a summary of select components of this Proxy Statement, including information regarding this year’s stockholder meeting, nominees for our board of directors, summary of our business, performance highlights and selective executive compensation information. This summary does not contain all of the information that you should consider prior to submitting your proxy, and you should review the entire Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”). We refer to the fiscal year ended December 31, 2023 as “fiscal year 2023,” “fiscal 2023,” and “2023.” Unless otherwise indicated, all prior period information has been adjusted to reflect the 5-for-1 forward stock split of our common stock effected in August 2023.

Meeting agenda, voting matters and recommendations*

Voting proposal item	Board vote recommendation

1. Election of directors	FOR the election of each nominee (pg. 109)

Required vote: Affirmative vote of a majority of votes cast

2. Ratification of appointment of independent registered public accounting firm	FOR (pg. 111)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

3. Advisory (non-binding) Say-on-Pay vote to approve executive compensation	FOR (pg. 113)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

4. Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation	FOR (pg. 115)

Required vote: Affirmative vote of a majority of the outstanding shares of our common stock entitled to vote
* Virtual attendance at our Annual Meeting will constitute presence in person for purposes of quorum and voting at the Annual Meeting.

EXL 2024 Proxy Statement	/	1

Annual meeting information

Time and date:
9:00 AM (Eastern Time) June 20, 2024

Record date:
April 23, 2024

Place:
Virtual format only via live audio webcast

Voting:
Stockholders as of the Record Date are entitled to vote

Voting methods

Internet (pre-meeting):
www.proxyvote.com

Mail:
Follow instructions on the Internet notice

Phone:
Call the number listed on the Internet notice

Electronically:
Attend the Annual Meeting and vote electronically

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. See page 123 for additional details.

2024 Proxy Statement summary

Our business

We are a leading data analytics and digital operations and solutions company. We partner with clients using a data and AI-led approach to reinvent business models, drive better business outcomes and unlock growth with speed. EXL harnesses the power of data, analytics, artificial intelligence (“AI”), and deep industry knowledge to transform operations for the world’s leading corporations in industries including insurance, healthcare, banking and financial services, media and retail, among others. EXL was founded in 1999 with the core values of innovation, collaboration, excellence, integrity and respect. We are headquartered in New York, and have approximately 54,000 employees as of December 31, 2023, spanning six continents.

Company’s three year performance
	Revenue (Year-over-year growth %)

Revenue by segment information ($ in millions)	2021 YOY%		2022 YOY%		2023 YOY%
Insurance	$382.0	11.8%	$448.7	17.5%	$529.9	18.1%
Healthcare	112.4	10.9%	97.4	-13.4%	106.0	8.9%
Emerging Business	167.2	9.5%	218.6	30.7%	265.7	21.5%
Analytics	460.7	27.0%	647.3	40.5%	729.1	12.6%
Consolidated	$1,112.3	17.1%	$1,412.0	25.8%	$1,630.7	15.5%

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2024 Proxy Statement summary

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2024 Proxy Statement summary

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2024 Proxy Statement summary

Total stockholder return

The graphs below compare our 1-year, 3-year and 5-year cumulative total stockholder return (“TSR”) as of December 31, 2023 with the median TSR for companies comprising Nasdaq, S&P 600 and our peer group.

1-Year TSR	3-Year TSR	5-Year TSR

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2024 Proxy Statement summary

Corporate governance highlights

The following information is based on our board profile immediately following our Annual Meeting (assuming the election of our eight director nominees) and reflects current board practices.

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2024 Proxy Statement summary

Nominees for election as directors

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2024 Proxy Statement summary

Director nominees - skills matrix

Our director nominees review and indicate whether they are experts in each of the skills and areas of experience listed below. An “expert,” for purpose of the skills set forth in this skill matrix, means an individual who, based on career experience (other than as an EXL director), has developed and continues to maintain comprehensive knowledge and command over the subject matter, including relevant updates. Definitions for each of these skills, as well as a description for how these are considered for candidates for directors, can be found under “Director Qualifications” beginning on page 29 of this Proxy Statement.

	Finance and accounting	Executive leadership	Public company governance	Analytics	Human capital management	Digital operations and solutions	Marketing	Global experience	Risk oversight and management	Information and cyber security	ESG	Mergers and acquisitions

Rohit Kapoor	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓

Vikram Pandit	✓	✓	✓	✓	✓	✓		✓				✓

Thomas Bartlett	✓	✓	✓		✓	✓		✓	✓			✓

Andreas Fibig		✓	✓		✓		✓	✓			✓	✓

Kristy Pipes	✓	✓	✓	✓	✓			✓	✓	✓

Nitin Sahney	✓	✓	✓									✓

Jaynie Studenmund	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓

Sarah K. Williamson	✓	✓	✓					✓	✓		✓	✓

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2024 Proxy Statement summary

Board statistics*

Board tenure	Gender diversity	Racial and ethnic diversity	Age distribution

Board independence

* Following our Annual Meeting, assuming election of all nominees

EXL 2024 Proxy Statement	/	9

2024 Proxy Statement summary

Our purpose and core values

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2024 Proxy Statement summary

Sustainability

At EXL, we believe that there is always a better way; we look deeper, find it, and make it happen. This purpose informs our corporate culture, which, in turn, is rooted in our five core values. In line with our purpose, values and culture, we are committed to finding a better way through sustainability initiatives that are aligned with our long-term corporate strategy and designed to benefit our stockholders, clients, employees, communities and manage expectations and commitments across various stakeholder groups. See “Sustainability” beginning on page 44 below for more details on our recent accomplishments in sustainability.

Compensation Overview

•	Compensation philosophy: Our executive compensation philosophy is focused on pay-for-performance.

•

Over 98% Say-on-Pay approval of 2022 compensation: At our 2023 Annual Meeting of Stockholders, our stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers for fiscal year 2022. Over 98% of the votes present in person or by proxy (excluding broker non-votes) voted in favor of fiscal year 2022 compensation.

•	Annual incentive program: Our annual incentive program continued to use the same, formulaic performance criteria for 2023 as it has been using for several years, which includes:

–	Company-wide metrics (75%)—Revenue and adjusted operating profit margin (“AOPM”)

–	Individual metrics (25%)—Linked to areas of performance that are specific to each executive

In 2023, we achieved 100.6% of our revenue performance target, and 101.4% of our AOPM target resulting in annual incentive payout calculations for our named executive officers, ranging from 113% of target performance to 133% of target performance.

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2024 Proxy Statement summary

•

Long-term equity incentive program: We also continued our equity incentive program, which in 2023 included granting a balanced mix of time-vested restricted stock units and performance-based restricted stock units to all of our named executive officers. The performance-based restricted stock units were comprised of relative total stockholder return-linked restricted stock units and revenue-linked restricted stock units.

In 2023, we also granted one-time stock options to all the members of our Executive Committee (which includes our named executive officers), except for our Chair and CEO.

This was the third and final performance year for the performance-based restricted stock units granted in 2021, which were linked to the Company’s TSR performance relative to a peer group. The Company’s TSR performance was at the 96th percentile among its peer group, resulting in the executives earning 200% of the target funding of those grants.

•

Compensation Policies. Our compensation program is designed to reflect appropriate governance practices aligned with the needs of our business, and includes, among others, the following features: robust clawback policy; robust stock ownership guidelines; limited perquisites; no excise tax gross-ups; and an anti-hedging and anti-pledging policy. See “Executive compensation program, practices and policies” beginning on page 65 below.

Compensation mix

Chair & CEO compensation mix	NEO compensation mix (Excluding Chair & CEO)

* Base salary also includes items included in “All Other Compensation” in the Summary Compensation Table on page 84.

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Our board of directors

Our board of directors

Our board of directors currently consists of nine directors (including our eight director nominees, and one of our directors who currently serves on the board, but will not stand for re-election) with diverse experience, including in analytics, digital operations and solutions, client industries, information and cybersecurity, human capital management, sustainability, and finance and accounting, among others.

From top left: Nitin Sahney (Independent Director and Nominating and Governance Committee Chair), Kristy Pipes (Independent Director and Audit Committee Chair), Andreas Fibig (Independent Director) Jaynie Studenmund, (Independent Director and Compensation and Talent Management Committee Chair)

From bottom left: Sarah K. Williamson, (Independent Director) , Rohit Kapoor (Chair and CEO), Vikram Pandit (Lead Director), Som Mittal* (Independent Director). Not pictured: Thomas Bartlett (Independent Director)

* Not standing for re-election

EXL 2024 Proxy Statement	/	13

Our board of directors

Board diversity matrix

2024 Board diversity matrix (as of April 29, 2024)*

Total number of directors:	9

	Female	Male

Part I: Gender identity

Directors	3	6

Part II: Demographic background

Asian	—	4

White (other than Middle Eastern)	3	2

* Includes our nine current directors, including our eight nominees for election at the Annual Meeting.

2023 Board diversity matrix (as of April 29, 2023)

Total number of directors:	9

	Female	Male

Part I: Gender identity

Directors	3	6

Part II: Demographic background

Asian	—	4

White (other than Middle Eastern)	3	2

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Our board of directors

Director nominees for election at the Annual Meeting

Upon the recommendation of our Nominating and Governance Committee, we are pleased to propose eight of our existing directors as nominees for election as directors at the Annual Meeting. As previously disclosed, one of our current directors, Mr. Mittal, will not be standing for re-election at the Annual Meeting; the remaining eight directors are our director nominees at the Annual Meeting.

The following tables provide a summary of our board composition by tenure, age, gender and independence immediately after our Annual Meeting (assuming the election of all nominees).

Board tenure	Age distribution	Gender diversity	Board independence

* Following our Annual Meeting, assuming election of all nominees

EXL 2024 Proxy Statement	/	15

Our board of directors

Our nominees for election as directors at the Annual Meeting are as follows:

Rohit Kapoor Chair and CEO	Vikram Pandit Lead Director

Thomas Bartlett Independent Director	Andreas Fibig Independent Director

Kristy Pipes Independent Director and Chair of the Audit Committee	Nitin Sahney Independent Director and Chair of the Nominating and Governance Committee

Jaynie Studenmund Independent Director and Chair of the Compensation and Talent Management Committee	Sarah K. Williamson Independent Director

We believe that our director nominees, individually and together as a whole, possess the requisite skills, experience and qualifications necessary to maintain an effective board to serve the best interests of the Company and its stockholders described below under “Director qualifications” beginning on page 29.

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Our board of directors

The name, age (as of the date of this Proxy Statement), principal occupation and other information, including the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company, with respect to each of the nominees, are set forth below. There are no family relationships among any of our directors or executive officers.

Nominees for election at the Annual Meeting - Biographical information

Rohit Kapoor Director since November 2002 | Chair (since 2024) and CEO (since 2008)	Non-independent

Age: 59 — co-founded EXL in April 1999 and has served as our Chair and CEO since April 2024, and previously our Vice Chair and CEO since April 2012 and as a director since November 2002. He previously served as our President and CEO from May 2008 to March 2012. Mr. Kapoor’s business experience, skills and directorships are detailed below. The Company has concluded that, in connection with Mr. Kapoor’s experience as a founder and current role as CEO of the Company, Mr. Kapoor should serve as a director.

Committees: N/A

Business experience at the Company

•   Chair and CEO (2024 - present)

•   Vice Chair and CEO (2012 - 2024)

•   President and CEO (2008 - 2012)

•   Various senior leadership roles, including CFO and COO (2000 - 2008)

Other business experience

•   Business head, Deutsche Bank, a financial services provider (1999 - 2000)

•   Various capacities at Bank of America in the United States and Asia, including India (1991 - 1999)

Other relevant experience

•   Lead independent director, director and member of the audit committee, CA Technologies, Inc. (NASDAQ: CA), a software services company (2011 - 2018)

•   Member, Board of Directors, American India Foundation (AIF)

•   Member, Board of Directors, Pratham (Tristate Chapter)

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Analytics
Human capital management
Digital operations and solutions
Marketing
Global experience
Risk oversight and management
Mergers and acquisitions

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Our board of directors

Vikram S. Pandit Director since October 2018 | Lead Director since 2024 (Chair of Board from 2022 - 2024)	Independent

Age: 67 — is Chairman and Chief Executive Officer of The Orogen Group, which makes significant long-term strategic investments in financial services companies and related businesses. Mr. Pandit’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Mr. Pandit’s more than 30 years of experience in the financial services industry, including his experience as Chief Executive Officer, and a member of the board of directors, of Citigroup Inc. (NYSE: C), that Mr. Pandit should serve as a director.

Committees:

•   Compensation and Talent Management; Nominating and Governance

Business experience

•   Chairman and Chief Executive Officer, The Orogen Group LLC (July 2016 - present)

•   Chairman, TGG Group (February 2014 - June 2016)

•   Chief Executive Officer, Citigroup Inc. (December 2007 - October 2012)

Public directorships during past five years

•   Director and member of the nominating and governance and finance committees, Virtusa Corporation (NASDAQ: VRTU) (2017 - 2021)

•   Lead Independent Director, chair of the human resources and compensation committee and member of the corporate governance and nominating committee, former member of the audit committee, Bombardier Inc. (TSX: BBD) (2014 - 2021)

Other relevant experience

•   Director, Citigroup Inc. (December 2007 - October 2012)

•   Director, Fair Square Financial Holdings (2017 - 2021)

•   Director, Westcor Land Title Insurance Company (2020 - present)

•   Chairman, JM Financial Credit Solutions Ltd. (2014 - present)

•   Member of the Board of Overseers of Columbia Business School

•   Member of the Board of Visitors of Columbia School of Engineering and Applied Science

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Analytics
Human capital management
Digital operations and solutions
Global experience
Mergers and acquisitions

18	/	EXL 2024 Proxy Statement

Our board of directors

Thomas Bartlett Director since March 2024	Independent

Age: 66 — is a seasoned business executive with extensive experience in technology and management of real estate. Mr. Bartlett’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Mr. Bartlett’s experience as the former Chief Executive Officer of American Tower Corporation, as well as his prior executive experience at Verizon Communications, that Mr. Bartlett should serve as a director.

Committees:

•   Audit*; Nominating and Governance

Business experience

•   Former Chief Executive Officer of American Tower Corporation (2020-2023); Executive vice president and chief financial officer (2009-2020); Treasurer (July 2017-Nov. 2018, 2012-2013)

•   Various operations and business development roles with predecessor companies and affiliates, including most recently senior vice president and corporate controller, Verizon Communications (1984-2009)

•   Began career at Deloitte, Haskins & Sells

Public directorships during past five years

•   Director and member of the audit committee and the compensation committee, Otis Worldwide Corporation (NYSE: OTIS) (2023-present)

•   Director and member of the audit committee and chair of the finance committee, Equinix, Inc. (Nasdaq: EQIX) (2013-2021)

•   Director, American Tower Corporation (NYSE: AMT) (2020-2024)

Other relevant experience

•   Member, Board of Advisors of the Rutgers Business School

•   Member, Samaritans Advisory Council

•   Former member, Business Roundtable

•   Former member, Massachusetts Institute of Technology Presidential CEO Advisory Board

•   Former member, World Economic Forum’s Information and Communications Technology Board of Governors

•   Former member, National Association of Real Estate Investment Trust (NAREIT) Executive Committee

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Human capital management
Digital operations and solutions
Global experience
Risk oversight and management
Mergers and acquisitions

* Audit committee financial expert under applicable SEC rules and regulations.

EXL 2024 Proxy Statement	/	19

Our board of directors

Andreas Fibig Director since January 2023	independent

Age: 62 — is a leader in the biosciences, healthcare and pharmaceutical industries. Mr. Fibig’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Mr. Fibig’s experience as Chairman and CEO of International Flavors & Fragrance, Inc. and his expertise from over 25 years in the biosciences, healthcare and the pharmaceutical industries, as well as in ESG, that Mr. Fibig should serve as a director.

Committees:

•   Audit; Nominating and Governance Committee

Business experience

•   Chairman and Chief Executive Officer, International Flavors & Fragrances, Inc., a food ingredients, beverage, scent, healthcare and biosciences company (2014 - 2022)

•   President and Chairman of the Board of Management, Bayer Healthcare Pharmaceuticals, LLC a global pharmaceutical company (2008 - 2014)

•   Senior Vice President/General Manager and various leadership positions, Pfizer, Inc., a multinational pharmaceutical and biotechnology company (2000 - 2008))

Public directorships during past five years

•   Director, International Flavors & Fragrances, Inc. (2011 - 2022, Chairman from 2014 - 2022)

•   Independent director and member of the research and development committee, former member of the audit committee, Novo-Nordisk A/S (NYSE: NVO), a global healthcare company (2018 - present)

•   Independent director and member of the audit committee and finance and risk policy committee, Bunge Limited (NYSE: BG), a global agribusiness and food company (2016 - 2018)

Other relevant experience

•   Chairman, Simtra (formerly Baxter Bioscience), a pharmaceutical contract development and manufacturing organization (2023 - present)

•   Director, Indigo Agriculture, an agricultural technology company (2022 - present)

•   Director, EvodiaBio, a bioindustrial aroma company (2022 - present)

SKILLS
Executive leadership (within the last 5 years)
Public company governance
Human capital management
Marketing
Global experience
ESG
Mergers and acquisitions

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Our board of directors

Kristy Pipes Director since January 2021	independent

Age: 65 — is a leader in the professional services industry. Ms. Pipes’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Ms. Pipes’s experience as the Chief Financial Officer and as a member of the Management Committee of Deloitte Consulting, LLP and her expertise in the consulting and financial services industry that Ms. Pipes should serve as a director.

Committees:

•   Audit (Chair)*; Compensation and Talent Management

Business experience

•   Chief Financial Officer, member of the Management Committee and various leadership positions, Deloitte Consulting LLP, a management consulting firm (1999 - 2019)

•   Vice President and Manager, Finance Division, Transamerica Life Companies (1997 - 1999)

•   Senior Vice President and Chief of Staff for the President and CEO, among other senior management positions, First Interstate Bank of California (1985 - 1996)

Public directorships during past five years

•   Director and chair of the audit committee, and member of the nominating, governance and sustainability committee, Public Storage (NYSE: PSA), an international self storage company
(2020 - present)

•   Director and chair of the audit committee, AECOM (NYSE: ACM), an international infrastructure consulting firm (2022 - present)

•   Director and member of the nominating, governance, and sustainability committee, Savers Value Village (NYSE: SVV) one of the world’s largest thrift retailers (2023 - present)

•   Director and chair of the audit committee, and member of the nominating/corporate governance committee, PS Business Parks, Inc. (NYSE: PSB), a commercial property real estate investment trust (2019 - 2022)

SKILLS
Finance and accounting
Executive leadership
Public company governance
Analytics
Human capital management
Global experience
Risk oversight and management
Information and cybersecurity

* Audit committee financial expert under applicable SEC rules and regulations.

EXL 2024 Proxy Statement	/	21

Our board of directors

Nitin Sahney Director since January 2016	Independent

Age: 61 — Is a leader in the healthcare industry with over 25 years of experience across all areas of healthcare. Mr. Sahney’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Mr. Sahney’s experience as CEO of PharmaCord and Omnicare, Inc. and his expertise in the healthcare industry garnered from more than two decades of experience, that Mr. Sahney should serve as a director.

Committees:

•   Nominating and Governance (Chair); Audit

Business experience

•   Founder, Member-Manager and Chief Executive Officer, PharmaCord, LLC, a company that helps biopharma manufacturers address product access hurdles (2016 - present)

•   Operating Advisor, Clayton Dubilier & Rice Funds, a private equity firm (2016 - 2017)

•   President and CEO (2014 - 2015) and President and COO (2012 - 2014) of Omnicare Inc., a former New York Stock Exchange-listed Fortune 500 company in the long-term care and specialty care industries

•   Manager of a healthcare investment fund (2008 - 2010)

•   Founder and CEO of RxCrossroads, a specialty pharmaceutical company (2001 - 2007)

•   Prior leadership positions with Cardinal Healthcare, a global healthcare services and products company

Public directorships during past five years

•   Director and member of the audit committee and the nominating and governance committee, Option Care Health, Inc. (NASDAQ: OPCH) (2019 - 2023)

Other relevant experience

•   Member of the Board of Trustees, University of Louisville (2016 - 2019)

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Mergers and acquisitions

22	/	EXL 2024 Proxy Statement

Our board of directors

Jaynie Studenmund Director since September 2018	independent

Age: 69 — is a seasoned executive with significant experience as a top line executive leading financial services and digital companies. She also has extensive experience as a public company director. Ms. Studenmund’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Ms. Studenmund’s extensive public company board experience, together with her knowledge and experience in the digital, financial services, health care and consumer business sectors, and her expertise in compensation and corporate governance, that Ms. Studenmund should serve as a director.

Committees:

•   Compensation and Talent Management (Chair), Audit*

Business experience

•   Chief Operating Officer, Overture Services, a pioneer in paid search and search engine marketing
(2001 - 2004)

•   President & Chief Operating Officer, PayMyBills, the leading consumer bill payment and presentment company (1999 - 2001)

•   Previously for over two decades served as Executive Vice President and Head of Consumer and Business Banking for three of the nation’s largest banks at the time and primarily for First Interstate of California. Today, these three banks form the backbone of Chase’s and Wells Fargo’s consumer business in California following the era of bank consolidation.

•   Management Consultant, Booz, Allen & Hamilton

Public directorships during past five years

•   Director and chair of the compensation committee and member of the risk management committee, Pacific Premier Bancorp (Nasdaq: PPBI), a top performing regional bank (2019 -present)

•   Director and member of the contracts committee, audit committee and nomination and governance committee, Western Asset Management funds, a major global fixed income fund, and director of affiliated funds for Western Asset Management (2004 - present)

•   Director and chair of the compensation committee and member of the nominating and governance committee, CoreLogic, Inc. (NYSE: CLGX) until its acquisition in 2021 (2012 -2021)

Other relevant experience

•   Director, compensation committee chair and member of the compliance committee, Pinnacle Entertainment (Nasdaq: PNK) until its acquisition in 2018 (2012 - 2018)

•   Member of the National Association of Corporate Directors (“NACD”) Directorship 100, 2021, as one of the top public company directors in the U.S.; Named to Women Inc.’s 2019 Most Influential Corporate Directors listing

•   Board chair emeritus and life trustee, Huntington Health, an affiliate of Cedars Sinai Health

•   Trustee and board member, and member of the finance, audit and compensation committees, J. Paul Getty Trust

SKILLS
Finance and accounting
Executive leadership
Public company governance
Analytics
Human capital management
Digital operations and solutions
Marketing
Global experience
Risk oversight and management
ESG
Mergers and acquisitions

* Audit committee financial expert under applicable SEC rules and regulations.

EXL 2024 Proxy Statement	/	23

Our board of directors

Sarah K. Williamson Director since June 2023	Independent

Age: 60 — is a leader in the global financial services and investment industries. Ms. Williamson’s business experience, skills and directorships are detailed below. The Company has concluded, based in part on Ms. Williamson’s experience as the Chief Executive Officer of FCLTGlobal, as well as her prior experience at Wellington Management Company, LLP and her expertise in the global financial services and investment industries, that Ms. Williamson should serve as a director.

Committees:

•   Audit*; Nominating and Governance

Business experience

•   Chief Executive Officer, FCLTGlobal, a not-for-profit organization dedicated to encouraging long-term behaviors in business and investment decision-making (2016 - present)

•   Partner, Global Director of Alternative Investments, among other senior positions, Wellington Management Company LLP, a private independent investment management firm (1995 - 2016)

•   Senior Consultant, McKinsey & Company (1989-1994)

Public directorships during past five years

•   Director and member of the audit committee and the compensation committee, Evercore (NYSE: EVR), a public investment bank (2018 - present)

Other relevant experience

•   Board chair, Whitehead Institute for Biomedical Research, a non-profit research institution at the Massachusetts Institute of Technology

•   Member of the board, MITIMCo, the Massachusetts Institute of Technology Investment Management Company

•   Member of the board, Women’s Foundation of Boston

•   Member, Council on Foreign Relations, an independent American think tank focused on international relations and U.S. foreign policy

SKILLS
Finance and accounting
Executive leadership (within the last 5 years)
Public company governance
Global experience
Risk oversight and management
ESG
Mergers and acquisitions

* Audit committee financial expert under applicable SEC rules and regulations.

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Corporate governance

Corporate governance

Director independence

In determining director independence, the board of directors considered the transactions and relationships set forth below under “Certain Relationships and Related Person Transactions—Related Party Transactions” and routine service arrangements between the Company and Westcor Land Title Insurance Company (“Westcor”). During 2023, one of our directors, Mr. Pandit, served as a non-executive director and, through his ownership in The Orogen Group (see below for information on Mr. Pandit’s relationship with The Orogen Group), owned an immaterial indirect equity interest, in Westcor. Mr. Pandit is not, and was not during 2023, a partner, controlling shareholder or executive officer of Westcor.

Based on its review of all applicable relationships, our board of directors has determined that all of the members on our board of directors, other than Mr. Kapoor, meet the independence requirements of the Nasdaq Stock Market and federal securities laws.

Meeting attendance

We expect our directors to attend all board meetings and meetings of committees on which they serve. We also expect our directors to spend sufficient time and meet as frequently as necessary to discharge their responsibilities properly. It is our policy that all of our directors standing for election should attend our Annual Meetings of Stockholders absent exceptional cause.

Incumbent director meeting attendance

Board and Committee meetings in 2023

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Corporate governance

Corporate governance framework

Our board is responsible for providing governance and oversight over the effectiveness of policy and decision-making with respect to the strategy, operations and management of EXL, in order to enhance our financial performance and stockholder value over the long term.

Our board’s commitment to strong corporate governance is informed by the five core values of our corporate culture: innovation, respect, integrity, excellence and collaboration. Our board seeks to maintain best practices in corporate governance by reviewing and updating our governance policies, as appropriate, at least annually, and provides oversight over our risk management and strategic planning as relates to our growth, human capital management, and sustainability matters, each as discussed further below.

Governance policies Our Corporate Governance Guidelines and other governance policies, including our committee charters and Code of Conduct and Ethics, codify our corporate governance framework.

The Corporate Governance Guidelines address board responsibilities and conduct, director qualifications and membership matters, director orientation and continuing education, board and committee meetings, and stock ownership by non-management directors, among other topics.

Our Code of Conduct and Ethics is applicable to our directors, officers and full and part-time employees, and anyone who works on EXL’s behalf, including suppliers, subcontractors and partners, and details how they should conduct themselves when dealing with fellow employees, clients, suppliers, partners, competitors and the general public. Our Code of Conduct and Ethics is reviewed at least annually by the Audit Committee and audited periodically as part of our compliance and legal audits. Our personnel receive periodic training on the Code and we conduct voluntary anonymous surveys to gauge our employees’ knowledge, understanding and sentiment with respect to our ethical culture. We encourage a “speak up” culture and provide many avenues for our employees to raise concerns and ask questions. We are committed to identifying potential compliance issues as early as possible and investigating and remediating them promptly. Our Corporate Governance Guidelines, committee charters, and other corporate governance policies are all available on our website at https://ir.exlservice.com/corporate-governance.

Our committee charters specifically set out the authority and responsibilities of the committees of the board.

26	/	EXL 2024 Proxy Statement

Corporate governance

Beyond the board room

Director onboarding	Director continuing education
All new directors participate in an orientation program shortly after their election or appointment, which is overseen by the Nominating and Governance Committee. New directors	We encourage our directors to participate in director continuing education (“DCE”): • We provide reimbursements for participation in DCE courses participate in site visits and presentations by
senior management. By the end of orientation,
our new directors are familiar with our:

•   strategic and business plans

•   significant financial, accounting and risk
 management matters

•   compliance programs, and

•   corporate governance framework.

•   We provide reimbursement for participation in DCE courses.

•   We maintain a subscription for our directors with the NACD and our directors actively take part in NACD offerings. For example, Ms. Studenmund is on an NACD Southern California special committee that meets regularly to discuss compensation committee matters.

•   We provide regular updates to our directors on corporate governance and ESG matters, executive compensation developments and trends, accounting standards changes, risk management matters and other legal and other topics of interest from a variety of internal and external sources.

Our directors are active DCE participants: For example, in 2023, Ms. Pipes:

•   attended an NACD forum on resiliency and risk,

•   participated in over 90 hours of courses and trainings on AI, audit committee effectiveness, cybersecurity and ESG, among other topics, and

•   received an NACD Cybersecurity certification following her participation in the NACD’s course on Cybersecurity led by Carnegie Mellon University.

In 2023, while visiting our India offices, our directors had the opportunity to meet with NASSCOM leadership to discuss a wide range of industry-related topics.

In addition, Ms. Williamson attended the Stanford University Directors’ College in June 2023.

Certain of our directors are also involved in industry-level or general governance matters. For example:

•   Ms. Williamson’s work as the CEO of FCLTGlobal involves assisting the boards of directors of its member companies with governance matters and investor-corporate engagement, among others.

•   Mr. Mittal is the former president and chairman of the National Association of Software and Service Companies (“NASSCOM”), an Indian trade association and governance group focused on the information technology and business process outsourcing industry, in which we, and many of our U.S. peer companies with operations in India, are members. He advises NASSCOM on best practices for corporate governance and is currently assisting NASSCOM in the development of data privacy legislation in India.

Employee engagement
Our directors are generally invited to visit any EXL office and have complete and open access to our management and employees.

They also take part in EXL company initiatives in
which they can engage with our employees,
stakeholders and community members directly.
For example:

•  In 2023, our directors had several
opportunities to engage directly with our
employees, including through participating
in an employee townhall in our Gurgaon and
Noida, India centers, and through Mses.
Pipes, Studenmund and Williamson
participating in a fireside chat for senior
women employees.

•  In January 2024, Ms. Williamson
participated in a virtual conference titled
“Diversity and Innovation: A powerful
connection” with over 500 EXL
employees as part of our Women@EXL
Talks Series. See “Diversity, equity and
inclusion” on page 49 of this Proxy
Statement for more information on our
Women@EXL employee resource group.

Kristy Pipes Independent director	Sarah K. Williamson Independent director	Som Mittal Independent director	Jaynie Studenmund Independent director

EXL 2024 Proxy Statement	/	27

Corporate governance

Board leadership structure

Our board of directors is currently led by Rohit Kapoor, our Chair and CEO, and Vikram Pandit, our Lead Director. Our Chair and CEO, a non-independent director, was appointed to his current Chair role in April 2024, at which time Mr. Pandit, an independent director and our former Chair, was appointed Lead Director. In recent years, including in 2023, our board has updated and strengthened the role of the Lead Director to include the functions and responsibilities listed below.

Rohit Kapoor Chair and CEO	Vikram Pandit Lead Director

Our Sixth Amended and Restated By-laws (our “By-laws”) provide that our Chair or, in the absence of our Chair, our Lead Director, or in the absence of both our Chair and Lead Director, our CEO, calls meetings of our board of directors to order and acts as the chair for those board meetings. In the absence of our Chair, our Lead Director, and our CEO, a majority of our directors present may elect as chair of the meeting any director present. Independent directors meet at least quarterly in executive session without any management directors or members of the Company’s management present. Our Corporate Governance Guidelines provide that in the absence of our Chair, our Lead Director or, in the absence of the Lead Director, a director chosen by the directors meeting in executive session, presides at all executive sessions.

The board of directors does not have a permanent policy or practice regarding the combination of the Chair and CEO role. At present, the board believes that consolidating the Chair and CEO positions allows our CEO to contribute his experience and perspective regarding management and leadership of the Company towards the goals of improved corporate governance and greater management accountability. This structure also provides greater information flow between the management team and directors. At the same time, the presence of our Lead Director ensures that the board can retain sufficient delineation of responsibilities, such that our Lead Director and our Chair and CEO may each successfully and effectively perform and discharge their respective duties and, as a corollary, enhance our prospects for success. As a result, the Company benefits from the ability to integrate the collective leadership and corporate governance experience of our Lead Director and our Chair and CEO, while retaining the ability to facilitate the functioning of the board of directors independently of our management and to focus on our commitment to corporate governance.

For the foregoing reasons, our board of directors has determined that its leadership structure is appropriate and in the best interests of our stockholders at this time.

28	/	EXL 2024 Proxy Statement

Corporate governance

Director qualifications, refreshment and evaluations

Director qualifications

Key skills and attributes

we look for in board nominees

  Strategic insight and broad business perspective

  Critical and innovative thinking

  High ethical standards and integrity

  Mutual respect for other board members

  Ability to debate constructively

  Candid, assertive, open minded

  Availability and commitment to serve

  Commitment to accountability, excellence and continuous improvement

  Commitment to driving our growth and success

  Proven leadership skills

The board of directors considers it paramount to achieving excellence in corporate governance to assemble a board of directors that, taken together, has the breadth of skills, qualifications, experience and attributes appropriate for functioning as the board of our Company and working productively with management. The Nominating and Governance Committee of the board is responsible for recommending nominees who are qualified and bring a diverse set of skills and qualifications to oversee the Company effectively.

The Nominating and Governance Committee has not formally established any minimum qualifications for director candidates, but pursuant to our Corporate Governance Guidelines, our board seeks independent directors from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The board believes that its membership should reflect a diversity of gender, race, ethnicity, age, and skills and experience in the context of the needs of the board and endeavors to consider such criteria, when applicable, for positions on the board. The Nominating and Governance Committee assesses each director candidate on this basis. The Nominating and Governance Committee considers a number of factors in selecting director candidates, including, among others: ethical standards and integrity; independence; diversity of professional and personal backgrounds; skills and experience; other public company directorships; and financial literacy and expertise; communication skills; and ability and willingness to comply with Company policies and procedures.

In light of our business, the primary areas of experience, qualifications and attributes typically sought and put forward by the Nominating and Governance Committee in director candidates include, but are not limited to, the following:

Executive leadership Experience holding significant leadership positions, including as a CEO or head of a significant business, to help us drive business strategy, growth and performance.

Finance and accounting Experience with finance, accounting or financial reporting processes, to help drive financial performance.

Global companies Experience working outside of the United States or with multinational companies, to help facilitate our global expansion.

EXL 2024 Proxy Statement	/	29

Corporate governance

Board experience Understanding of public company board of director and fiduciary duties, to help provide perspective on corporate governance best practices and related matters.

Data and AI Experience with data analytics, digital operations and solutions, artificial intelligence and machine learning, and other key technologies that are central to our business.

Client and industry knowledge

Experience with our key client industries, including insurance, healthcare, banking and financial services, finance/accounting, and our other capabilities, to help deepen our knowledge of our key industry verticals and markets in which we do business.

Risk oversight/management Experience assessing and overseeing the overall risk profile of multinational public companies.

Human capital management

Experience in management and development of human capital, including management of a large workforce, diversity and inclusion, talent development, workplace health and safety, compensation and other human capital issues.

Diverse backgrounds

We seek directors with diverse professional and personal backgrounds and perspectives to promote the values of diversity and inclusion from the top and to provide perspective from varying viewpoints.

Experience in sustainability matters Experience in managing sustainability matters, incorporating them into business and strategy and associated risks.

Information and cybersecurity Experience in information and cybersecurity matters, best practices and associated risks.

Mergers and acquisitions Experience in mergers and acquisitions as a component of business development and strategy.

Marketing Experience in marketing and branding of multinational companies.

30	/	EXL 2024 Proxy Statement

Corporate governance

Refreshment

Our Nominating and Governance Committee considers the size and composition of our board (and its committees) on a continual basis with an aim toward creating a balanced board with extensive experience and institutional knowledge, and fresh perspective and insight.

Considerations include whether the composition of the board of directors (and its committees) includes sufficient diversity and independent skill sets and background as appropriate for our immediate and long-term strategic needs. These considerations are also informed by discussions with our investors through stockholder engagement. In terms of diversity, our board, following the Annual Meeting will be 37.5% diverse in terms of gender and 37.5% diverse in terms of ethnic/racial diversity.

Our Nominating and Governance Committee also considers the length of tenure of the directors as a whole. Following the Annual Meeting (assuming the election of all nominees), we will have the following balance of tenures:

Board refreshment
ADDITIONS	EXITS
2024 Thomas Bartlett	2024 Som Mittal
2023 Andreas Fibig Sarah K. Williamson	2023 Anne Minto Clyde Ostler

While the Company does not maintain term limits, our Corporate Governance Guidelines provide that the expectation for new directors is a maximum term of ten years. Each of our director nominees, other than Mr. Kapoor, our Chair and CEO, has served on the board for less than ten years as of the date of this Proxy Statement. The board actively manages board refreshment and succession planning at the board and committee level. For example, the board generally expects that each member serve on two committees, and that each committee chair serve for a maximum of five years. The board expects that over the next few years, the committee and board composition will continue to change due to rotation and retirement. The Nominating and Governance Committee will identify successors based on the goal of maintaining the board’s overall balance of experience and perspective. A recommendation regarding board (and committee) composition is shared with the full board of directors on an annual basis.

EXL 2024 Proxy Statement	/	31

Corporate governance

Board refreshment process

32	/	EXL 2024 Proxy Statement

Corporate governance

Committee rotation

We rotate committee and committee chair assignments based on the current composition of the board. Recent rotations include the following:

* Former director

Board evaluations

We consider the continued effectiveness of the board and its committees as critical to our long-term success and stockholder value. The board evaluates its performance and the performance of its committees and each director on an annual basis through the following process:

EXL 2024 Proxy Statement	/	33

Corporate governance

Succession planning

Our board of directors (without the participation of the CEO), guided by our Lead Director, is responsible for developing and annually reassessing succession plans for our CEO and other key executive officers of the Company, and preparing contingency plans for interim CEO succession in the event of an unexpected occurrence for board review. In addition, our Compensation and Talent Management Committee is responsible for ensuring appropriate compensation strategies and design to align with the retention and recruitment of our key executive officers. We actively plan for the succession of our executive officers (including those who are retiring or departing from the Company), and regularly consider our strong pipeline of internal and external candidates. As part of this process, in April 2024, Vikas Bhalla and Vivek Jetley, who had been serving as Executive Vice President and Business Head, Insurance and Executive Vice President and Business Head, Analytics, respectively, were each promoted to President of EXL in addition to their business head roles. In their expanded roles, they will take on broader Company-wide responsibilities, including supporting our Chair and CEO to drive overall corporate performance and the adoption of our data and AI-led solutions. We generally consider succession planning and associated executive compensation matters on the following schedule:

Committees

Our board of directors currently has three standing committees: the Audit Committee, the Compensation and Talent Management Committee and the Nominating and Governance Committee. As discussed above, our board of directors has determined that each member of the Audit, Compensation and Talent Management and Nominating and Governance Committees meets the independence and experience requirements of the Nasdaq Stock Market and federal securities laws. Copies of our committee charters can be found on the Investor Relations page of our website at: https://ir.exlservice.com/corporate-governance. Information on our website referred to in this Proxy Statement does not constitute a part of this Proxy Statement.

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Corporate governance

The following table sets forth the current chairs and members of each standing committee of the board of directors. As an executive director, Mr. Kapoor, our Chair and CEO, does not serve on any board committee.

	Audit Committee	Compensation and Talent Management Committee	Nominating and Governance Committee
Vikram Pandit (Lead Director)
Thomas Bartlett *
Andreas Fibig
Som Mittal+
Kristy Pipes*
Nitin Sahney
Jaynie Studenmund*
Sarah K. Williamson*

Committee Chair	Member

+ Not standing for re-election

*Audit Committee Financial Expert

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Corporate governance

Audit Committee

Our Audit Committee oversees and assists our board of directors in fulfilling its oversight responsibilities with respect to our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, stock exchanges and others; our compliance with legal and regulatory requirements; our independent registered public accounting firm’s qualifications and independence; the audit of our financial statements; the performance of our internal audit function and independent registered public accounting firm; the Company’s cybersecurity program and cyber strategy-related risks; business continuity and disaster recovery planning; our Code of Conduct and Ethics and the processes used to disseminate it to our employees and monitor their compliance with our Code of Conduct and Ethics; and environmental, social and governance-related disclosure, processes and controls. Its risk oversight is discussed below beginning on page 39. Our Audit Committee charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable requirement of federal securities laws as well as independence requirements of the Nasdaq Stock Market.

Our Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent registered public accounting firm, and our independent registered public accounting firm reports directly to our Audit Committee. It also reviews and approves specified related-party transactions as required by the rules of the Nasdaq Stock Market, and oversees the Company’s cybersecurity program and cyber strategy-related risks. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Audit Committee annually reviews and assesses the adequacy of its charter and its own performance.

The members of our Audit Committee are appointed by our board of directors. All members of the committee must also be recommended by our Nominating and Governance Committee.

Audit Committee profile
Kristy Pipes, Chair* Thomas Bartlett* Andreas Fibig Nitin Sahney Jaynie Studenmund* Sarah K. Williamson*

•   Accounting and financial reporting processes

•   Our independent registered public accounting firm’s appointment and independence

•   The audit of our financial statements and internal audit function

•   Other key areas including cybersecurity, ESG disclosures, processes and controls, litigation, business continuity and disaster recovery, compliance and regulatory enforcement matters

*Audit committee financial expert under applicable SEC rules and regulations
7 committee meetings in 2023

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Corporate governance

Compensation and Talent Management Committee

Our Compensation and Talent Management Committee reviews and recommends policies relating to compensation and benefits of our directors, officers and employees and is responsible for approving the compensation of our Chair and CEO and other executive officers, as well as our employee benefits policies, programs and administration. The committee reviews, evaluates and makes recommendations to our board of directors with respect to our incentive compensation plans and equity-based plans and administers the issuance of awards under our equity incentive plans. It also provides oversight with respect to human capital management matters, including diversity, equity and inclusion, and talent and leadership engagement, development and training. The committee’s charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market.

The Compensation and Talent Management Committee charter also permits the committee to retain advisors, consultants or other professionals to assist the committee to evaluate director, Chair and CEO or other senior executive compensation and to carry out its duties. For 2023, our Compensation and Talent Management Committee retained the services of Farient Advisors LLC (“Farient”), a qualified and independent compensation consultant, to aid the committee in performing its review of executive compensation including executive compensation benchmarking and peer group analysis. Our Compensation and Talent Management Committee annually reviews and assesses the adequacy of its charter and its own performance. Additional information regarding our Compensation and Talent Management Committee’s processes and procedures for considering executive compensation are addressed in the Compensation Discussion and Analysis below.

Compensation and Talent Management Committee profile
Jaynie Studenmund, Chair Som Mittal Vikram Pandit Kristy Pipes

•   Overall compensation risk management, including recommending incentive compensation plans

•   Retention of advisors or other compensation consultants

•   Oversight of human capital management matters, including diversity, equity and inclusion

•   No interlocks or insider participation

6 committee meetings in 2023

The members of our Compensation and Talent Management Committee are appointed by our board of directors. All new members of the committee must be recommended by our Nominating and Governance Committee.

During 2023, none of our executive officers served as a member of the board of directors or compensation committee (or similar) of any entity that has one or more executive officers who serve on our board of directors or Compensation and Talent Management Committee.

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Corporate governance

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for: (i) identifying and recommending candidates for election to our board of directors using selection criteria approved by our board of directors, reviewing composition of the board and committee membership and overseeing board refreshment and director compensation and benefits matters, (ii) developing and recommending to our board of directors Corporate Governance Guidelines, including independence standards, and other board procedures or corporate governance policies, as well as any changes to such guidelines, procedures or policies or to any of our organizational documents; (iii) overseeing our board of director and management evaluations and our director education program, and (iv) overseeing our environmental, social and governance-related goals, policies and practices. The committee’s charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market.

Nominating and Governance Committee profile
Nitin Sahney, Chair Thomas Bartlett Andreas Fibig Som Mittal Vikram Pandit Sarah K. Williamson

•   Reviewing composition of the board, overseeing board refreshment and identifying and recommending board candidates

•   Developing and recommending governance practices, including our Corporate Governance Guidelines

•   Overseeing board evaluations

•   Overseeing our ESG goals, policies and practices

4 committee meetings in 2023

Our Nominating and Governance Committee reviews written and oral information provided by and about candidates and considers any additional criteria it feels are appropriate to ensure that all director nominees possess appropriate skills and experience to serve as a member of our board of directors.

It also oversees our director onboarding and training program, which provides new directors with training regarding the Company’s policies and procedures and specific requirements that may be needed based on the director’s committee memberships.

In addition, the Nominating and Governance Committee oversees and reviews the Company’s ESG goals, policies and programs and the Company’s corporate governance policies and practices regularly. It is responsible for reviewing and assessing the adequacy of our organizational documents, and recommending any changes and annually reviewing and assessing the adequacy of its charter and its own performance. The members of our Nominating and Governance Committee are appointed by our board of directors.

38	/	EXL 2024 Proxy Statement

Corporate governance

Board and committee oversight of risk management

Full board oversight

Our board of directors is ultimately responsible for overseeing EXL’s risk management activities as a whole.

Our management is responsible for development of our risk management framework and methodological guidelines. Management, and ultimately, our Chair and CEO, is responsible for our day-to-day risks, and, because we are exposed to financial risks in multiple areas of our business, day-to-day risk management activities and processes are performed by multiple members of our senior and other management.

Our management assists the board in identifying strategic and operating risks that could affect the achievement of our business goals and objectives, assessing the likelihood and potential impact of these risks and proposing courses of action to mitigate and/or respond to these risks.

Audit Committee

Responsible for primary oversight of our risk management, financial and cybersecurity risk and reporting internal and external audit controls and regulatory requirements. Reviews and discusses with management our enterprise risk assessment, major financial risk and cybersecurity exposures and the steps management has taken to monitor, control and manage such exposures, including our risk management guidelines and policies. Reviews and discusses with other board committees our sustainability programs and related matters.

Nominating and Governance
Committee

Responsible for risk relating to sustainability matters, conflicts of interest, and oversight of corporate governance policies and practices as a risk- management-related measure.

Compensation and Talent Management Committee Responsible for executive and employee compensation and retention-related risk, as well as other human capital management-related risk.

Our management maintains, as part of our disclosure controls and procedures, a separate disclosure committee whose meetings’ attendees generally include our CEO, Chief Financial Officer, General Counsel, other members of our Executive Committee, members of our investor relations, controllership, tax, compliance, internal audit and legal teams, as well as our external auditors and outside counsel. As part of its review of our quarterly and annual reports the disclosure committee helps facilitate understanding by the Audit Committee and our full board of directors of new or changing risks affecting us.

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Corporate governance

Cybersecurity risk management

Given the nature of our business, EXL is highly focused on maintaining a robust and comprehensive program that identifies and manages a broad range of cybersecurity and data privacy, referred to collectively herein as “cybersecurity,” risks on behalf of our clients and their customers, as well as our employees, contractors and any relevant third parties. Cybersecurity is managed by our cross-functional cybersecurity apex body, the Management Security, Continuity and Privacy Forum, which is comprised of representatives from our management, business unit heads, and enterprise functions, such as legal, human resources, growth and strategy, compliance, technology and information security. Our Audit Committee has primary oversight over cybersecurity and receives briefings from management throughout the year, typically on a quarterly basis, regarding our security risk management, including cybersecurity-related risks, vulnerabilities, policies, practices, and strategic initiatives. At least once a year, our board receives a report from management on our cybersecurity posture, our readiness and our capability to reduce the risk of, detect and respond to a cyber-attack. Our cybersecurity team consists of qualified technical cybersecurity professionals, business continuity specialists and attorneys. We regularly conduct cybersecurity and other risk assessments and compliance audits both internally and through third party auditors that we independently engage or that we engage in connection with our certification to certain international standards. We also regularly assess and deploy technical safeguards and conduct vulnerability assessment and penetration testing of our technology environment independently and through third parties. We use the outcome of these assessments to align our cybersecurity program and technical safeguards with the evolving cybersecurity threat landscape and adjust and augment our security controls environment as required. We also periodically engage third-party experts to review and assess our cybersecurity governance and management, including as may relate to our use of suppliers and third party partners. In 2022 and 2023, our board and senior management completed cybersecurity tabletop exercises to further our preparedness in the event of a need to address a variety of cybersecurity threat scenarios. Our directors also participated in a walkthrough of our Cyber Defense Center in Noida, India during their September 2023 visit to India.

For more details on our cybersecurity program, see “Sustainability – Cybersecurity at EXL” on page 54.

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Corporate governance

Sustainability risk management

Our board reviews and receives regular reports on sustainability risks, including those relating to sustainability disclosures, employee safety, environmental-related efforts, human capital management matters, and corporate governance trends and best practices. We also receive third-party limited assurance of the information contained in our Sustainability Report from a Big 4 accounting firm affiliate.

Each of our board committees is involved in oversight over sustainability-related risks as relate to matters within their purview:

We maintain a cross functional management-level sustainability steering committee (“ESG Steering Committee”), which is responsible for setting our sustainability/ESG strategy and risk management, keeping our management and board up-to-date on ESG-related developments, overseeing our internal and external disclosure on ESG matters, and providing implementation support across our Company. The ESG Steering Committee works in close coordination with the board, and provides the board with advice and assistance in its oversight of ESG risks and other matters. For more details on our ESG and sustainability-related efforts, see “Sustainability” on page 44.

Artificial intelligence risk management

We have a centralized, cross-functional Artificial Intelligence (“AI”) Governance Committee that is led by the General Counsel and Chief Information Officer and supported by our corporate compliance team, and engineering, digital, analytics and applicable business leads, which oversees high-risk AI projects. The AI Governance Committee is guided by our global AI Governance Policy. Our board and our Audit Committee are briefed from time to time by management, as well as by third-party firms, on AI-related risks and opportunities, including in-depth discussions regarding current AI deployments with our customers. For more details on responsible AI, see “Responsible artificial intelligence” on page 54.

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Corporate governance

Stockholder engagement

In 2023 and continuing into early 2024, we continued our formal governance-focused stockholder outreach program. Given our frequent engagement and the maturity of our stockholder outreach program, a number of our stockholders that we engaged with in prior years indicated that they had all required information at this time, and elected to defer meeting again to a future year. For the meetings we conducted with our stockholders in 2023 and early 2024, EXL was represented by our management and members of our legal and investor relations teams. We discussed the below topics:

~80%	Outreach to stockholders by shares outstanding during 2023-2024 season

EXL also regularly interacts and shares information with our stockholders through our quarterly earnings calls, investor meetings, SEC filings and publications on our website, among others, including in 2023, our sustainability materiality analysis. The feedback received from our stockholders is shared with and reviewed by our board, which is used to inform and focus our decisions relating to our governance and sustainability practices and to improve our disclosure.

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Corporate governance

Communications with the board

Stockholders interested in contacting our board of directors, Lead Director or the directors who meet in executive session are invited to do so by writing to:

Board of Directors of ExlService Holdings, Inc.

c/o Corporate Secretary

ExlService Holdings, Inc.

320 Park Avenue, 29th Floor

New York, New York 10022

All other stockholder communications addressed to our board of directors will be referred to our Chair and CEO and our Lead Director and tracked by our Corporate Secretary. Stockholder communications specifically addressed to a particular director will be referred to that director.

Complaints and concerns relating to our accounting, internal accounting controls or auditing matters should be communicated to our Audit Committee, which consists solely of non-employee directors. Any such communication may be anonymous and may be reported to our Audit Committee through our General Counsel by writing to:

Audit Committee of the Board of Directors

ExlService Holdings, Inc.

320 Park Avenue, 29th Floor

New York, New York 10022

Attn: General Counsel

All such concerns will be reviewed under Audit Committee direction and oversight by our General Counsel, our Head of Internal Audit or such other persons as our Audit Committee determines to be appropriate. Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of our Audit Committee. We prepare periodic summary reports of all such communications for our Audit Committee.

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Sustainability

Sustainability

In line with our mission of looking deeper to find a better way for our clients, at EXL we are committed to doing our part to build a better future by operating in a responsible and sustainable manner that is aligned with our business goals. We believe that by integrating sustainable practices into our business model, working towards positive social change, and providing transparent reporting on those practices and our progress, we are a stronger and more resilient organization that is best able to deliver long-term value to our stakeholders.

Recent activities

In 2023 and continuing into 2024, we took a number of steps to continue improving our sustainability program. These recent activities include:

1

Aligning our sustainability program with our corporate strategy, which is aimed at ensuring that the sustainability initiatives that we choose to undertake create value and contribute to our business goals. For example, we seek to review and measure the return on investment received from our sustainability-related initiatives. For more information on sustainability-related return on investment, please review our Sustainability Report, available on our website at www.exlservice.com/about/sustainability.

2

Continuing to build on existing actions in environmental stewardship, including:

•  transitioning additional delivery centers to 100% green energy in India, joining the existing centers that benefit from this initiative in India and the UK, and resulting in an increase of our renewable energy portfolio to ~30% on an annualized basis, and

•  installing rooftop solar facilities in two additional delivery centers in India, bringing our total to five delivery centers with rooftop solar facilities, among other green actions

3

Demonstrating our commitment to providing transparency and meaningful disclosure on sustainability-related information, including through:

•  continuing to update our Sustainability page on our website, which highlights all of our relevant sustainability-related policies, reports, certifications and awards, targets and activities, available at www.exlservice.com/about/sustainability

•  publishing our fourth Annual Sustainability Report developed in accordance with the 2021 Global Reporting Initiative (GRI) Standard, the Sustainability Accounting Standards Board (SASB) Software and IT Services Standard (2018), and the Task Force on Climate-Related Financial Disclosures (TCFD), with assurance from a Big 4 accounting firm affiliate, which is available on the Sustainability page of our website at www.exlservice.com/about/sustainability

•  implementing the controls, processes and frameworks around sustainability data collection and reporting that we developed at the end of 2022

•  completing a Company-wide internal amplification campaign aimed at driving employee support and participation in our sustainability efforts

•  engaging with our management, employees, clients and investors in a materiality assessment conducted by an independent third party, through which we identified priority sustainability topics to help inform our sustainability strategy and reporting, the results of which are available on the Sustainability page of our website at www.exlservice.com/about/sustainability

4

Continued to actively promote Company-sponsored community engagement by our employees, including through:

•  Engaging more than 19,000 volunteers overall in 2023, who contributed more than 37,000 hours of their time to our community engagement initiatives around the globe

•  Bringing local relevance to our global community engagement initiatives through our CSR champion teams comprised of employee volunteers, who own local-level community engagement activities and drive participation within their home regions

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Sustainability

Community engagement

EXL is focused on empowering our employees to assist the members of the communities in which we live and work to develop market-relevant skills. We provide programming on skills development for adults and children within our communities:

Skills to Win Initiative	Education as a Foundation Initiative

Skills to Win focuses on equipping people in our communities with the skills that the market demands. We provide training on employability skills for back-office roles, finance and accounting, and data and analytics and digital capabilities, as well as life and general workplace skills. A portion of the Skills to Win Programming is delivered in person, and a portion is delivered online.

In 2023, we continued to scale the Skills to Win Initiative, reaching 400 more individual beneficiaries than we reached in the prior year. Skills to Win is opening new doors for employment and earnings for participants in the United States, the Philippines, India, the United Kingdom and South Africa.

Over the past six years, we have continued to evolve this initiative to reflect new and emerging skills and strengthen our portfolio of courses and activities offered through Skills to Win. In 2022, we created a new focus area for our Skills to Win Initiative to target bringing STEM skills- and in particular, coding skills- to girls, women and non-binary people in our communities, which we further expanded in 2023. We currently participate in coding skills and awareness programming in India, the Philippines, South Africa and the United Kingdom through partnerships with organizations and institutions in each of those locations.

Education as a Foundation provides school-aged children with a foundation in data and analytics skills, as well as extracurricular activities such as art, music, fitness, and languages and life skills, all of which will enable them to position themselves as future leaders. We use a blend of online and in person learning platforms, and have expanded the role of our students’ parents as co-educators.

Over the past two years, we have also added a new focus in our content on the physical and mental wellbeing of our students and their families. For example, in 2023, we collaborated with our non-profit partner organizations and affiliated schools in India to reintegrate into the education system female students who had previously exited formal schooling, through the delivery of education on specific skills, including mental wellness and personal hygiene, as well as direct educational skills.

Like our Skills to Win Initiative, in 2023, we were able to continue to scale this program, in part as a result of our use of a hybrid in-classroom and virtual format, to reach more than 8,000 more students than we had in the prior year.

In 2023, we brought this program to more than 3,800 people in our communities across the globe.	In 2023, we brought this program to more than 19,200 students worldwide.

Our employees are an integral part of our community strategy. They share their skills and experience working on advanced digital technologies through volunteering and participate in charitable efforts – either through financial or in-kind donations. We support our employees’ charitable efforts by enabling payroll giving and/or recurring donations and providing company matching. Our use of virtual volunteering has made participation in our community engagement programming even easier for our employees, and has enabled us to reach more people through our programming.

We seek to increase engagement across our organization in our community initiatives. We hold an annual awards ceremony to recognize our employee volunteers for their contributions. In 2023, we hosted geography-specific trainings for certain of our employees who we appointed to be our local “CSR champions.” Our CSR champions assist us in driving interest and participation across our employee base in our community engagement programming and enabling our global initiatives to reflect local matters.

We also organize and take part on an organizational level in fundraising and in-kind donation initiatives. In 2023, we hosted employee fundraisers for several causes, including to provide meals to individuals affected by the February 2023 earthquake in Turkey and Syria and support humanitarian efforts by providing critical aid, medical care, and supplies to the affected people and their families due to Israel-Hamas conflict. At the end of 2023, more than 4,500 EXL employees in the Philippines participated in a donation drive to provide essentials like clothing and shoes, canned goods and books to their communities.

We are proud to report that in 2023, more than 19,000 EXL employees participated in our CSR activities by donating their time or resources.

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Sustainability

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Sustainability

Human rights and sustainable supply chain

Human rights

Our Human Rights Policy details our commitment to human rights and our zero tolerance for workplace harassment and discrimination and preventing forced labor and trafficking and other abuses.

Sustainable supply chain

To ensure that our suppliers’ business conduct aligns with our expectations, we collect background information from our new suppliers on their policies and performance relating to economic and environmental, data privacy, and labor rights matters. We ask our suppliers to attest to their compliance with our Supplier Standards of Conduct, which set out commitments relating to creating a more sustainable and responsible world through addressing human rights, labor rights and environmental issues. We generally maintain the right to review our suppliers’ practices at onboarding and throughout our engagement.

We seek to procure our materials from local suppliers, to the extent practicable.

Our supplier diversity programs encourage the engagement of suppliers of diverse backgrounds, including, without limitation, suppliers owned by people belonging to minority groups, women, the LGBTQ+ community, and veterans, specially-abled people, and small business enterprises.

Supporting and developing our people

Our people are our primary assets and our workforce stands out as our primary differentiator, critical to delivering the data-driven solutions that propel our business forward and support our long-term strategic growth. At EXL, we prioritize the acquisition, development, and engagement of critical talent with sophisticated skills and expertise who can help us to deliver for our clients and evolve with their evolving needs. We are dedicated to developing our employees’ success through fostering engagement, offering comprehensive workforce training, and promoting continuous capability development. We embrace a diversity of perspectives and experiences and emphasize a fair and inclusive culture rooted in our core values. We regularly conduct employee surveys to monitor our employee satisfaction and engagement, as further described below and employ people analytics in our talent management processes to optimize our delivery of our talent acquisition and development strategy. On an annual basis, our Compensation and Talent Management Committee previews, and then our full board reviews, a comprehensive human capital strategic review prepared by management.

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Sustainability

Headquartered in New York, we are made up of approximately 54,160 professionals as of December 31, 2023, with more than 50 offices spanning six continents.

EXL locations

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Sustainability

Diversity, equity and inclusion

Diversity, equity and inclusion (“DEI”) is a focus at EXL, as we believe that our employees’ diversity of perspective and experience are key to our ability to innovate on a global scale, in line with our long-term corporate strategy. We believe that creating a diverse and inclusive environment is the responsibility of all of our people managers, but the overall governance of our DEI program is led by our human resources leadership team, together with our Diversity and Inclusion Council, and is ultimately overseen by our board. Our Diversity and Inclusion Council, which consists of a global, diverse mix of leaders, provides input and helps set direction on key DEI priorities and actions, conducts periodic reviews of the progress of our program and provides execution leadership for specific initiatives. The following are select key diversity data points as of December 31, 2023*:

43%	23%	24%	52%	52%

Gender Diversity Company-wide	Gender Diversity Company-wide Vice President and Up	Gender Diversity Senior Management	Racial and Ethnic Diversity U.S. Employees	Racial and Ethnic Diversity Senior Management

*Senior Management includes members of our Executive Committee and Operating Committee. U.S. Employees includes diversity data as self-reported by employees. Our DEI philosophy aims to create a fair and inclusive work environment that harnesses the power of diversity to drive organizational success. We focus on each element of our DEI strategy as follows:

D

Diversity: We strive to create a workplace that is representative of the diversity in the communities where we work in and clients that we serve.

•  Focus on hiring channels that drive more diverse talent pools

•  Concerted efforts to build diverse hiring slates for senior leadership roles both internally and externally

•  Training programs to raise awareness and promote diversity and inclusion through in-person workshops, virtual sessions and e-learning opportunities

E

Equity: We strive to create a workplace with a level playing field where employees collaborate effectively and can reach their full potential.

•  Annual pay equity study conducted internally or through a third-party consultant to review pay variations among our employees and identify any gaps. Our assessments have not revealed any systematic pay inequity to date.

•  Development programs aimed to accelerate the professional development of women at mid-management levels

I

Inclusion: We strive to create a workplace where employees are accepted and supported, feel that they can be themselves and are offered opportunities to build allyship and community, which drives more innovation and creativity.

•  Women@EXL employee resource group, which provides opportunities for networking and mentoring to further career development, support and empower women at EXL

•  LGBTQ+ employee resource group, which fosters an environment where employees feel uplifted, safe, included and valued as part of the EXL community

•  Diversity and inclusion sentiment measured through employee engagement pulse surveys

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Sustainability

Talent recruitment, development and retention

Talent-first mindset for our multifaceted talent needs	Integrated talent management framework	Active role for senior leadership	Continuous employee development

We view talent as a differentiator for our Company’s competitive advantage and, under the leadership of our board and senior executives, are committed to a talent-first mindset. Our talent model is based on building a distributed workforce for our multifaceted talent needs.

We maintain an integrated talent management framework, employing active collaboration between our recruitment, capability development and human resource functions. We use data, technology, including an AI-driven infrastructure, and business insights to help us create a global talent network and stay ahead of the dynamic talent economy, while building a future ready workforce.

Our senior leadership team and board play a critical role in defining our talent priorities to align with our strategic vision for each of our business units, as well as with our clients’ priorities.

From the time they join EXL, we focus on developing our employees by promoting opportunities for large-scale upskilling and reskilling, while fostering a learning environment conducive to individual skill-building and career advancement. We build role-specific capabilities in our employees to be able to place the right people in the right roles. We maintain rigorous promotion standards, and competitive compensation packages that include incentive-based compensation.

Our capability development framework is focused on developing our employees’ digital and industry knowledge and leadership as a means to develop our talent internally. We achieve this through our learning academies, and through partnerships with industry organizations, institutes, business schools and consulting firms. We use a learning management system, reNew, that permits our employees to engage in self-directed learning by participating in collaborative trainings that are personalized to their interests and positions and are delivered virtually from any location, at any time. We also maintain a learning marketplace that provides employees with regularly updated best-in-class digital trainings and certifications.

Academies

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Sustainability

2023 Training

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Sustainability

Employee engagement and communication

We consider communication and engagement with our approximately 54,000 employees distributed throughout more than 50 offices worldwide to be important to our ability to promote our ONE EXL culture that prioritizes inclusivity and collaboration, especially following our adoption of a hybrid operating model with our employees working remotely and in-office. We continued to rely on, and improve, our digital communication and collaboration platforms and multi-channel approach to keeping our employees informed. In particular, we engage with our employees through:

Benefits

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Sustainability

Employee health, safety and wellbeing

Because our people are so important to us, we have always viewed employee health, safety and wellbeing as one of our top commitments. EXL has a well-defined Health and Safety Management System that is certified to ISO 45001:2018. In 2023, we received a Five Star Rating from the British Safety Council for best practices in occupational health and safety in our United Kingdom and India centers. We periodically provide trainings on health and safety to our employees, suppliers and partners. In 2023, health and safety training e-module was mandatory for all of our employees. We also conduct a risk assessment every six months with the aim of minimizing risk in the workplace. We have received a number of recognitions and awards for our efforts in employee health and safety, detailed below under “Sustainability achievements, certifications and awards” on page 55. We also have a number of initiatives to promote our employees’ wellbeing:

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Sustainability

Cybersecurity at EXL

We are committed to protecting the confidentiality, integrity, availability and privacy of the information assets of our clients and their customers, as well as our employees, vendors and any other third parties, that are shared with us and for which we are responsible. We maintain a comprehensive information and cybersecurity and data privacy program, based on defined policies processes and practices to safeguard the security, confidentiality, integrity, availability and protection of this information that we aim to continually strengthen in order to mitigate material vulnerabilities and the impact of cyber incidents and comply with applicable privacy laws and regulations.

For more information on our cybersecurity risk management, please see “Cybersecurity risk management” on page 40. For more information on our information security and data privacy procedures, please refer to the 2023 Form 10-K, Item 1C.

Responsible artificial intelligence

We seek to ensure that our use of AI in our business and operations is ethical and trustworthy and that its development and application is based on the principles of fairness, security, reliability, transparency, accountability, and privacy. We have a centralized, cross-functional AI Governance Committee that is led by the General Counsel and Chief Information Officer and supported by our corporate compliance team, and engineering, digital, analytics and applicable business leads, which oversees AI projects. Pursuant to our AI Governance Policy, for each new deployment of AI, we assess the AI model against the principles of trustworthy AI described above. Our AI Governance Policy also provides guidelines on general use, regulatory compliance, data privacy and security, best practices for front-end and back-end development and human oversight. Our use of AI and management of its risks is reported to the board and the Audit Committee from time to time. See “Artificial intelligence risk management” on page 41.

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Sustainability

Sustainability achievements, certifications and awards

Health and safety management system, 100% of our delivery centers as of December 31, 2023, are certified to ISO 45001:2018, meeting international standards for occupational health and safety

100% our delivery centers worldwide are ISO 14001:2015 certified, meeting international standards for effective environmental management systems.

Reporting pursuant to SASB Software and IT Services Standards (2018), 2021 GRI Standards, TCFD and the United Nations Sustainable Development Goals	Participant United Nations Global Compact

Participant in the CDP’s Climate Change disclosure program with respect to GHG emissions and climate change data

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Sustainability

Sustainability scorecard

Environmental, social and governance matters and pay-for-performance at EXL

A portion of our CEO’s total compensation is tied to the achievement of specific performance goals relating to ESG matters. For more information, see “Detailed review of compensation components – Annual incentives – Determination of individual performance measure achievement” on page 75.

Sustainability oversight

For more information on our oversight of sustainability and ESG-related matters and risks, see “Sustainability risk management” on page 41.

Learn more about sustainability and environmental, social and governance matters at EXL

Please visit www.exlservice.com/about/sustainability to learn more about our efforts toward sustainability and the impacts we are making on our communities and the environment. Information on our website referred to in this Proxy Statement does not constitute a part of this Proxy Statement.

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Our Executive Committee

Our Executive Committee

From back left: Vivek Jetley, President of EXL and Business Head, Analytics, Vikas Bhalla, President of EXL and Business Head, Insurance, Anita Mahon, Executive Vice President and Business Head, Healthcare, Narasimha Kini, Executive Vice President and Business Head, Emerging Business, Maurizio Nicolelli, Executive Vice President and Chief Financial Officer, Pamela Harrison, Executive Vice President and Chief Human Resources Officer, Ajay Ayyappan, Executive Vice President, General Counsel and Corporate Secretary

From front left: Andy Logani, Executive Vice President and Chief Digital Officer, Vishal Chhibbar, Executive Vice President and Chief Growth and Strategy Officer, Rohit Kapoor, Chair and CEO, Baljinder Singh, Executive Vice President, Global Chief Information Officer, and Head of Enterprise Digital Transformation

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Our Executive Committee

Executive Committee biographies

The following are biographies for each of the members of our Executive Committee. Of the members of our Executive Committee, Rohit Kapoor, Ajay Ayyappan, Vikas Bhalla, Vishal Chhibbar, Pamela Harrison, Vivek Jetley, Narasimha Kini, Anita Mahon and Maurizio Nicolelli are considered executive officers.

Rohit Kapoor (age 59) | Chair and CEO See section entitled “Our board of directors” above.

Ajay Ayyappan (age 46) | Executive Vice President, General Counsel and Corporate Secretary

Mr. Ayyappan has served as our Executive Vice President, General Counsel and Corporate Secretary since February 2023. He previously served as our Senior Vice President, General Counsel and Corporate Secretary (December 2018 to February 2023), our Vice President, Acting General Counsel and Corporate Secretary (August 2018 to December 2018), our Vice President, Deputy General Counsel and Assistant Secretary (April 2014 to August 2018) and our Vice President and Assistant General Counsel (March 2007 to March 2014). Prior to joining us, Mr. Ayyappan was a corporate associate at the law firm, Morgan, Lewis & Bockius LLP.

Vikas Bhalla (age 52) | President of EXL and Business Head, Insurance

Mr. Bhalla has served as our President of EXL and Business Head, Insurance since April 2024 and previously as our Executive Vice President and Business Head, Insurance since January 2014 and as our Head of Outsourcing since November 2009. He previously served as Vice President, Operations of EXL India (June 2006 to October 2009), as Vice President, Migrations, Quality and Process Excellence of EXL India (April 2002 to June 2006) and as Director, Quality Initiatives of EXL India (May 2001 to March 2002). From May 1998 to May 2001, Mr. Bhalla served in various capacities at General Electric, including as the Quality Leader and E-Business Leader for GE Plastics India. Mr. Bhalla is based in India.

Vishal Chhibbar (age 56) | Executive Vice President and Chief Growth and Strategy Officer

Mr. Chhibbar has served as our Executive Vice President and Chief Growth and Strategy Officer since July 2023. Mr. Chhibbar was EXL’s chief financial officer from 2009 – 2019, and also previously served as the head of Finance and Accounting at EXL. Between 2019 and his return to EXL as chief financial officer at Brillio and president and chief financial officer of EPIQ. Mr. Chhibbar has also served in various financial leadership roles across companies such as GE Capital, American Express Bank and Xerox.

Pamela Harrison (age 59) | Executive Vice President and Chief Human Resources Officer

Ms. Harrison has served as our Executive Vice President and Chief Human Resources Officers since June 2023. She previously served as executive vice president of human resources at Genworth Financial, and as a director of human resources of business transformation at Latham & Watkins LLP.

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Our Executive Committee

Vivek Jetley (age 49) | President of EXL and Business Head, Analytics

Mr. Jetley has served as our President of EXL and Business Head, Analytics since April 2024 and previously as our Executive Vice President and Business Head, Analytics since January 2020. He previously served in various leadership roles with us, including heading enterprise strategy and setting up a strategic deal team. Mr. Jetley has been with EXL since 2006. Prior to joining us, Mr. Jetley was a Partner at Inductis.

Narasimha Kini (age 55) | Executive Vice President and Business Head, Emerging Business

Mr. Kini has served as our Executive Vice President and Business Head, Emerging Business since October 2021. He previously served in several leadership roles with us, including in our strategic initiatives and finance and accounting services. Mr. Kini has been with EXL since 2001. Prior to joining us, Mr. Kini was a Finance Leader at Willis Faber.

Anand “Andy” Logani (age 47) | Executive Vice President and Chief Digital Officer

Mr. Logani has served as our Executive Vice President and Chief Digital Officer since January 2024. Since joining EXL in 2001, he has served in various leadership positions with us, including as Chief Digital Officer and as our Global Head of Life & Annuity Insurance business. Prior to joining us, Mr. Logani was a member of the strategic sales team at Kuehne & Nagel.

Anita Mahon (age 55) | Executive Vice President and Business Head, Healthcare

Ms. Mahon has served as our Executive Vice President and Business Head, Healthcare since May 2022, and previously served as our Executive Vice President and Chief Growth Officer (March 2020 to May 2022). Prior to joining us, Ms. Mahon served as Vice President, Data, Strategy & Portfolio Officer at IBM Watson Health, a business unit focused on developing cognitive and data-driven technologies to advance health. Ms. Mahon joined IBM in 2016 through its acquisition of Truven Health Analytics, a healthcare information and analytics business, where she served as Chief Strategy Officer. Prior to Truven, she held other leadership roles that placed her at the intersection of strategy, technology and analytics.

Maurizio Nicolelli (age 55) | Executive Vice President and Chief Financial Officer

Mr. Nicolelli has served as our Executive Vice President and Chief Financial Officer since February 2020. Prior to joining the Company, Mr. Nicolelli served as Senior Vice President and Chief Financial Officer of Casa Systems beginning in 2019. He previously served 23 years at FactSet Research Systems, where he was Senior Vice President, Principal and Chief Financial Officer from 2009 to 2018.

Baljinder Singh (age 51) | Executive Vice President, Global Chief Information Officer, and Head of Enterprise Digital Transformation

Mr. Singh has served as our Executive Vice President and Global Chief Information Officer since January 2024. Mr. Singh has been with EXL for more than 24 years, joining us as part of the founding leadership team. He has held several leadership roles at EXL across technology, transformation, digital solutions, platforms development, and information security. He is based in India.

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Executive compensation

Executive compensation

Compensation Discussion and Analysis

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Executive compensation

Named Executive Officers

As determined in accordance with SEC rules, our named executive officers (“NEOs”) for 2023 are:

Rohit Kapoor, our Chair and CEO

Maurizio Nicolelli, our Executive Vice President and CFO

Vikas Bhalla, our President of EXL and Business Head, Insurance

Vivek Jetley, our President of EXL and Business Head, Analytics

Anita Mahon, our Executive Vice President and Business Head, Healthcare

Executive summary

Select 2023 financial and business highlights

•

Our annual revenues increased 15.5% from $1.41 billion in fiscal year 2022 to $1.63 billion in fiscal year 2023. Analytics revenue increased 12.6% and digital operations and solutions revenue increased 17.9%.

•	We improved our net income attributable to stockholders by 29.1% from $143.0 million in fiscal year 2022 to $184.6 million in fiscal year 2023.

•	Our diluted EPS increased from $0.85 in fiscal year 2022 to $1.10 in fiscal year 2023, an increase of 29.4%.

•	We added approximately 8,500 employees to our global workforce, mainly in our delivery centers.

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Executive compensation

•

In 2023, we returned capital to stockholders by repurchasing $125.4 million of shares. The Company’s board of directors authorized a $300 million common stock repurchase program beginning January 1, 2022, which was replaced by a subsequently authorized new $500 million common stock repurchase program beginning March 1, 2024.

•

As of December 31, 2023, our 1-year TSR was -9.0% which was lower than our comparator groups; however, on a longer-term basis, our 3- and 5-year TSR of 81.2% and 193.1% far exceeded our comparator groups and reflect our long-term growth expectations and performance.

Awards and industry recognition

•	Our people are our primary assets, and they continue to be recognized across the industry.

•	As in prior years, we continued to receive numerous industry recognitions and awards, including:

–	Leader in the Everest Group Advanced Analytics and Insights Services PEAK Matrix® Assessment 2023

–	Major Player in the IDC MarketScape for Artificial Intelligence Services 2023

–	Leader in the Everest Group Property & Casualty Insurance BPS PEAK Matrix® Assessment 2023

–	Leader and Star Performer in the Everest Group Life and Annuities Insurance BPS and TPA PEAK Matrix® Assessment 2023

–

Leader in the ISG Provider Lens™ for Insurance Services 2023: U.S. — Property & Casualty Insurance BPO Services, Life & Retirement Insurance BPO Services and Life & Retirement TPA Services and UK — Property & Casualty Insurance BPO Services

–	Earned the 2023 XCelent Award for Individual Life Insurance Policy Administration, and recognized as a “Luminary” in Celent’s 2023 Individual Life Report

–	Leader in the Everest Group Clinical and Care Management Operations Services PEAK Matrix® Assessment 2023

–	Leader in the Everest Group Healthcare Data and Analytics Services PEAK Matrix® Assessment 2023

–	Leader in ISG Provider Lens™ Healthcare Digital Services 2023 for Payer Digital Transformation Services

–	Leader in the 2023 Gartner® Magic Quadrant™ for Finance and Accounting Business Process Outsourcing

–	Leader in ISG Provider Lens™ Healthcare Digital Services 2023 for Payer Digital Transformation Services

–	Named to Forbes America’s Best Midsize Companies list 2023

62	/	EXL 2024 Proxy Statement

Executive compensation

Clients and operations

•	In 2023, we won 63 new clients, adding to the 59 new clients we won in 2022.

Summary of key compensation considerations & decisions in 2023

The following highlights the Compensation and Talent Management Committee’s key considerations and compensation decisions in 2023.

Items	Considerations and decisions

Stockholder Input

Over 98% of our stockholders approved, on a non-binding basis (excluding broker non-votes), of our compensation of our NEOs. In 2023, we continued to engage with our stockholders about our executive compensation program, as described on page 65.

Base Salaries	Base salaries that became effective on October 1, 2022 remained effective for 2023. There were no additional increases in 2023.

Annual Incentives	We continued to base our annual incentives on achievement of Company goals (revenue and AOPM) and personal performance goals. In 2023, we delivered 100.6% of our revenue performance target and 101.4% of our AOPM target, resulting in annual incentive payout calculations for our NEOs, ranging from 113% of target performance to 133% of target performance of the named executive officers.

Equity Incentives

In 2023, consistent with prior years, we granted time-based and performance-based restricted stock units to our NEOs. Performance-based restricted stock units are linked to the achievement of cumulative revenue and relative TSR.

In addition, in 2023 we granted one-time stock option awards to a group of executives including our NEOs, other than the CEO.

Both the time-based restricted stock units and stock options vest ratably over four years based on continued employment and the performance-based restricted stock units cliff vest at the end of a three-year performance period based on our achievement of the performance metrics.

Pay-for-performance

Our executive compensation philosophy is focused on pay-for-performance. In this regard, we link a significant portion of each NEO’s total compensation to the achievement of specified performance goals. This variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.

EXL 2024 Proxy Statement	/	63

Executive compensation

As illustrated by the following charts, the majority of compensation that may be earned by our named executive officers is tied to the achievement of financial performance metrics (annual incentive awards and PRSUs) or fluctuates with the underlying value of our common stock (PRSUs, RSUs and options).

Chair & CEO compensation mix	NEO compensation mix (Excluding Chair & CEO)

* Base salary also includes items included in “All Other Compensation” in the Summary Compensation Table on page 84.

64	/	EXL 2024 Proxy Statement

Executive compensation

Executive compensation program, practices and policies

Our compensation programs, practices and policies are reviewed and re-evaluated regularly and are subject to change from time to time in line with market best practices, including alignment of pay with performance. Our executive compensation philosophy is aligned with our core values, focused on pay-for-performance and designed to reflect appropriate governance practices aligned with the needs of our business. Listed below are some of the Company’s more significant practices and policies that were in effect during fiscal year 2023, which were adopted to drive performance and to align our executives’ interests with those of our stockholders.

What we do	What we don’t do

Align our executive pay with performance: We link a significant portion of each NEO’s total compensation to the achievement of specific performance goals.

Variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.

No option repricing: We prohibit option repricing without stockholder approval.

Use appropriate peer groups when establishing compensation: We established a peer group to help us review market practices and design a competitive compensation program. The criteria for peer group selection include, annual revenues, similarity in business model and strategic focus, scope of operations, potential mobility of talent and industry alignment.

We set compensation of our executive officers at levels that we believe are appropriate relative to the compensation paid to similarly situated officers of our peers, giving consideration to market and other factors.

No option backdating or discounting: We prohibit option backdating and discounting.

Ensure equity compensation best practices: We design annual long-term equity incentives to encourage our executives to maintain a long-term view of stockholder value creation and to encourage retention. Our standard annual restricted stock unit awards are granted on the basis of the executive’s prior year’s performance and are subject to time or performance-based vesting conditions. A significant portion of such awards only pay out according to the achievement of Company performance goals covering a 3-year period.

We hold dividends accrued under our equity awards, if any, until the recipient vests in the underlying shares or units.

No excessive overhang or dilution: We do not have excessive overhang or dilution from equity grants.

EXL 2024 Proxy Statement	/	65

Executive compensation

What we do	What we don’t do

Maintain an independent Compensation and Talent Management Committee and consultant: Compensation decisions for our NEOs are approved by a Compensation and Talent Management Committee composed of non-employee independent directors.

Our Compensation and Talent Management Committee is advised by an independent consultant who reports directly to the Compensation and Talent Management Committee and provides no other services to the Company or management.

Limited perquisites: We provide our named executive officers with only limited perquisites and personal benefits that serve an important business purpose in addition to the regular benefits offered to all employees.

We consider the perquisites and personal benefits that we offer to our executives in India to be customary benefits which allow us to remain competitive for top talent.

Mitigate risks: The mix and design of our compensation programs serves to mitigate operational, financial, legal, regulatory, strategic and reputational risks.

No tax gross-ups: We do not provide gross-ups to any of our named executive officers for any excise taxes imposed with respect to Section 280G (change-in-control payments) or Section 409A (nonqualified deferred compensation) of the U.S. Internal Revenue Code of 1986, as amended (which we refer to as the “Code”).

Maintain a clawback policy: We updated our clawback policy in 2023, to bring it into compliance with the newly adopted NASDAQ listing standards. In addition to mandating recoupment of erroneously awarded incentive based compensation in the event of a financial restatement as required under the new listing standards, our policy also allows for recoupment of compensation in the event of an executive’s misconduct and covers both performance-based and time-based equity awards.

No hedging: We maintain a policy in which the following persons are prohibited from engaging in hedging transactions involving our shares and other securities: our directors and their secretaries and other assistants; our executive officers and their secretaries and other assistants; our employees in the accounting, finance and legal departments; the members and permanent invitees of our operating and executive committees; and all of our vice president level 2 and 3 officers (whom we refer to collectively as “Reporting Persons”). For this purpose, “hedging” refers to any strategy to offset or reduce the risk of price fluctuations in our shares or other securities or to protect, in whole or in part, against declines in the value of our shares or other securities. This prohibition thus applies to all transactions in derivative securities based on our stock such as other securities, including puts, calls, swaps and collar arrangements.

Maintain a robust stock ownership policy: We maintain a robust stock ownership policy that requires each covered executive to maintain aggregate stock ownership equal to at least two times his or her base salary (six times for the CEO). See page 71 for a discussion of that policy.

We maintain a similar stock ownership policy for our non-employee directors. See page 81 for a discussion of that policy.

As of December 15, 2023, all covered executives and directors were in compliance with the applicable stock ownership policy.

No pledging: Under our policy mentioned above, Reporting Persons (as defined above) are only permitted to pledge shares of our stock that exceed those required to be owned under our stock ownership policy described above.

66	/	EXL 2024 Proxy Statement

Executive compensation

Overview of compensation policies and philosophies

We believe that our long-term success is linked to our ability to recruit, train, motivate and retain employees at every level. There is significant competitive pressure in our industry for qualified managers with a track record of achievement. It is critical that we recruit, train, motivate and retain highly talented individuals at all levels of the organization who are committed to our core values of innovation, collaboration, excellence, integrity and mutual respect. We believe that our executive compensation programs are integral to achieving this end.

Our Compensation and Talent Management Committee bases its executive compensation programs on the following objectives, which guide us in establishing all of our compensation programs:

Compensation should be based on
responsibility and performance.

Our compensation program should deliver

top-tier compensation in return for top-tier

individual and company performance, and

lower-tier compensation for individual

performance and/or our performance that

falls short of expectations.

Pay-for-performance and retention must be balanced to ensure the ongoing motivation and commitment of our employees.

Compensation should balance long-term and short-term objectives.

Equity-based compensation should be higher for employees with higher levels of responsibility and greater influence on long-term results.

To enable us to attract and retain top talent, compensation should reflect the value of the job in the marketplace.

Compensation programs should be easy to understand.

Compensation should be administered uniformly across the Company with clear-cut objectives and performance metrics.

EXL 2024 Proxy Statement	/	67

Executive compensation

Compensation process: roles and responsibilities

Our Compensation and Talent Management Committee has established a number of processes to assist it in ensuring that our executive compensation programs are achieving their objectives. Our Compensation and Talent Management Committee, our management and our independent compensation consultant are each engaged in these processes, as described in greater detail below.

Company performance – Compensation and Talent Management Committee

Establishment of performance measures

At the beginning of each year, or the end of the prior year, our Compensation and Talent Management Committee establishes the Company-wide and relevant business line performance measures on which our named executive officers’ annual cash incentive awards and equity incentive awards are largely based. These measures reflect targets that are intended to encourage stretch performance.

Assessment of Company performance

At the end of the performance period, the Compensation and Talent Management Committee reviews and certifies our performance achievement in relation to the pre-established targets, and considers the appropriateness of adjustments to the performance criteria and calculations of performance achievement to determine payout for cash and equity incentive awards.

Individual performance – board of directors, Compensation and Talent Management Committee, and CEO

The evaluation of an individual’s performance determines a portion of the payouts under our annual incentive program and influences any changes in base salary for each of our named executive officers.

Assessment of CEO performance

For Mr. Kapoor, our board of directors reviews and provides feedback on a self-evaluation prepared by Mr. Kapoor. Once all directors have given feedback on Mr. Kapoor’s performance, our Lead Director and Chair of the Compensation and Talent Management Committee lead a comprehensive discussion of the full board of directors on Mr. Kapoor’s performance, leadership accomplishments and overall competence to evaluate the achievement of established objectives.

Assessment of performance for all other NEOs and executive officers

For all other NEOs and executive officers, Mr. Kapoor makes a performance assessment and compensation recommendation to our board of directors. He bases the performance assessments on our named executive officers’ self-evaluations and his performance assessments of each of them.

Our board of directors reviews the performance assessments with Mr. Kapoor and evaluates the achievement of established objectives by each executive officer and his or her business line, if applicable, and his or her contribution to our performance, leadership accomplishments and overall competence.

Other matters relevant to compensation decisions – Compensation and Talent Management Committee

Our Compensation and Talent Management Committee periodically reviews related matters such as succession planning and management, evaluation of management performance, changes in the scope of managerial responsibilities, and consideration of the business environment, and considers such matters in making compensation decisions. The Compensation and Talent Management Committee also takes into account an executive officer’s job responsibilities, performance, qualifications and skills in determining individual compensation levels.

68	/	EXL 2024 Proxy Statement

Executive compensation

Independent compensation consultant

For 2023, the Compensation and Talent Management Committee retained the services of Farient, a qualified and independent compensation consultant, to aid the Compensation and Talent Management Committee in performing its duties. The Compensation and Talent Management Committee’s compensation consultant assists in:

•   reviewing our executive pay philosophy,

•   collecting and evaluating external market data regarding executive compensation and performance,

•   selecting peer group companies,

•   reviewing the Proxy Statement,

•   advising the Compensation and Talent Management Committee on developing trends and best practices in executive compensation and compensation governance, and

•   advising the Compensation and Talent Management Committee on incentive plan design that aligns with our strategy.

In addition, Farient advises our Nominating and Corporate Governance Committee regarding director compensation. Other than performing these consulting services, Farient does not provide other services to us or our executive officers. We have affirmatively determined that no conflict of interest has arisen in connection with the work of Farient as compensation consultant for the Compensation and Talent Management Committee.

Peer market data Compensation and Talent Management Committee and independent compensation consultants

We review peer compensation data on an annual basis in order to set compensation for each following year. At the time compensation decisions were made for our senior executive officers in 2023, our Compensation and Talent Management Committee reviewed publicly available compensation data. In partnership with our independent compensation consultant, we have established a list of criteria to assess the relevance of different companies to be included in our compensation peer group. The criteria by which we select our peers includes companies that are in similar industries, have similar business models (operating in similar markets, requiring similar executive talent skills and subject to similar market forces), and are within a revenue range of around half our revenues to four times our revenues.

The following chart shows the peer group companies that we used to make 2023 compensation decisions, as well as the respective industries and 2023 revenues of each:

	Company	Industry	2023 Revenue ($MM, USD)

	EPAM Systems, Inc.	IT Consulting and Other Services	$4,691

	Genpact Limited	Data Processing and Outsourced Services	$4,477

	Splunk Inc.	Application Software	$4,216

	Verisk Analytics, Inc.	Research and Consulting Services	$2,681

	TTEC Holdings, Inc.	Data Processing and Outsourced Services	$2,463

	Teradata Corporation	Systems Software	$1,833

	ExlService Holdings, Inc.	Data Processing and Outsourced Services	$1,631

	Fair Isaac Corporation	Application Software	$1,514

	WNS (Holdings) Limited	Data Processing and Outsourced Services	$1,224

	CGS Systems International, Inc.	Data Processing and Outsourced Services	$1,169

	MultiPlan Corporation	Health Care Technology	$ 962

	Perficient, Inc.	IT Consulting and Other Services	$ 907

	Guidewire Software, Inc.	Application Software	$ 905

EXL 2024 Proxy Statement	/	69

Executive compensation

In June of 2023, we updated the peer group companies that we used to make 2024 pay decisions as follows: CSG Systems and Multiplan were removed due to weak business model fit in both cases, and were replaced with Informatica, Thoughtworks Holding, and UIPath, which reflects our emphasis on technology-based consulting and analytics offerings.

We use a separate peer group for measuring performance under our PRSUs, as described under “Compensation—Fiscal year 2023 awards.”

Management also used compensation survey data from Aon Consulting, comprised of companies within our global industry with whom we compete for talent. While the Compensation and Talent Management Committee reviewed and considered the data provided by these surveys, it did not consider or review the compensation paid to executives at the component companies included within such surveys and did not use this information or any other data as a definitive benchmark to set executive compensation for fiscal year 2023.

Our Compensation and Talent Management Committee reviews compensation information provided by Farient and other third-party data to evaluate each executive’s base salary, annual cash incentives and equity incentives when changes in compensation are considered. Compensation decisions are designed to promote our fundamental business objectives and strategy.

Our Compensation and Talent Management Committee uses the compensation data to obtain a general understanding of current market practices, so it can design our executive compensation program to be competitive. Market data is not used exclusively, but rather as a point of reference to draw comparisons and distinctions.

Components of executive compensation for 2023

For 2023, the compensation of executive officers consisted of the following five primary components:

Compensation component	Description	Objectives
Base salary	Fixed compensation that is reviewed annually and is based on performance, experience, responsibilities, skill set and market value.	Provide a base level of compensation that corresponds to the job function performed. Attract, retain, reward and motivate qualified and experienced executives.
Annual incentives

“At-risk” compensation earned based on performance measured against pre-established annual goals.

75% of each NEO’s award is tied to Company-wide performance with the remaining 25% to the achievement of individualized goals.

Incentivize executives to achieve annual goals that ultimately contribute to long-term company growth and stockholder return.
Long-term incentives

“At-risk” compensation in the form of equity awards whose value fluctuates according to stockholder value.

RSU Awards:

-   40% of the award vests based on continued service.

-   60% vests based on achievement of revenue and total stockholder return goals.

One-Time Option Awards (for all NEOs other than the CEO):

-   100% of the award vests based on continued service.

Align executive interests with those of stockholders. Reward continuous service with the company. Incentivize executives to achieve goals that drive company performance over the long-term.

70	/	EXL 2024 Proxy Statement

Executive compensation

Compensation component	Description	Objectives
Other benefits	Broad-based benefits provided to company employees (e.g., health and group insurance), a retirement savings plan and other personal benefits where appropriate and as required by local law.	Provide a total compensation package that is competitive with the marketplace and addresses unique needs, especially for overseas executives.
Severance and change in control protections	Protect executives during potentially tumultuous corporate transaction. Provide post-employment compensation upon other involuntary terminations.

Allow executives to focus on generating stockholder value during a change in control transaction.

Provide market-competitive post-employment compensation recognizing executives likely require more time to find subsequent employment.

Detailed review of compensation components

Base salary

As discussed above, we provide our executive officers fixed cash compensation commensurate with their performance, experience, responsibilities, skill set and market value. This attracts and retains an appropriate caliber of talent for the position and provides a base wage that is not subject to our performance risk. In setting base salaries for 2023, our Compensation and Talent Management Committee considered:

Individual performance	The degree to which the executive met and exceeded expectations.

Market data	Market data to test reasonableness of compensation.

Overall compensation mix	Senior employees should have a greater portion of their compensation tied to increasing stockholder value.

EXL 2024 Proxy Statement	/	71

Executive compensation

Upon completing its review, the Compensation and Talent Management Committee determined it was appropriate to keep 2023 base salaries at the levels set in October 2022 for all of our named executive officers. The fixed compensation amount for Mr. Bhalla covers not only base salary, but also amounts available as a travel allowance, an automobile allowance, a housing allowance, and a cash supplementary allowance, consistent with compensation practices in India.

Name	2023 Base salary / annual fixed compensation ($)

Rohit Kapoor	815,000

Maurizio Nicolelli	510,000

Vikas Bhalla	INR 27,900,000(1)

Vivek Jetley	500,000

Anita Mahon	450,000

(1) Equivalent to $335,304, converted at 83.21 INR to 1 USD, which was the exchange rate on December 29, 2023.

Annual incentives

We have established an annual cash incentive program in order to align our executive officers’ goals with our performance targets for the current year and to encourage meaningful contributions to our future financial performance. Our Compensation and Talent Management Committee approved the framework of our annual incentive program in late 2022 for awards payable in respect of 2023 performance. Under the program, annual incentive award target amounts, expressed as a percentage of base salary or annual fixed compensation, are established for participants at the beginning of each year. Funding of potential annual incentive award payouts for the year are determined by our financial results for the year relative to predetermined performance measures and our assessment of each named executive officer’s performance relative to his or her predetermined individual performance goals. If our performance falls short of target, our aggregate funding of the annual incentive pool declines. If we do not achieve a minimum threshold for the established financial performance objectives, then the annual incentive pool is not funded for that particular objective. The Compensation and Talent Management Committee has the discretion under the 2018 Plan to adjust an award payout from the amount yielded by the formula at the end of the performance period for reasons including, but not limited to, the effect of changes in laws or regulatory rules, acquisitions or divestitures, reorganization or restructuring, extraordinary accounting items, foreign exchange gains or losses, and/or any specific unusual or non-recurring events. The Compensation and Talent Management Committee did not apply any such discretionary adjustments for the 2023 annual incentive awards.

72	/	EXL 2024 Proxy Statement

Executive compensation

Our Compensation and Talent Management Committee considered the following when establishing the awards for 2023:

Annual incentive award targets

Annual incentive award targets were established based on job responsibilities and comparable market data. Our objective was to set targets such that total annual cash compensation was within the broad middle range of market data and a substantial portion of that compensation was linked to our performance. Our Compensation and Talent Management Committee established the following annual incentive award targets (expressed as a percentage of base salary or annual fixed compensation) as well as maximum targets for each named executive officer for 2023, which remained unchanged versus the prior year.

Name	Annual incentive award target	Annual incentive award maximum

Rohit Kapoor	150% of base salary	300% of base salary

Maurizio Nicolelli	75% of base salary	150% of base salary

Vikas Bhalla	75% of annual fixed compensation	150% of annual fixed compensation

Vivek Jetley	75% of base salary	150% of base salary

Anita Mahon	75% of base salary	150% of base salary

Performance measures

Our executives were eligible to earn annual incentives with 75% of the award based on their achievement of Company-wide performance metrics and the remaining 25% of the award based on individual performance. Consistent with prior years, the Company-wide portion of 2023 annual incentives was based 50% in part on the Company’s revenue goal, and 50% in part on the Company’s adjusted operating profit margin (AOPM) for all employees, including our named executive officers. Individual performance goals are unique to each of our executive positions within the organization. The Compensation and Talent Management Committee believes achievement of these performance metrics will drive our business and, in turn, lead to increased stockholder value.

EXL 2024 Proxy Statement	/	73

Executive compensation

Determination of financial performance achievement

For 2023, our Compensation and Talent Management Committee established a revenue target of $1.61 billion (which was 12.7% higher than our actual revenue for the prior year and 21.4% higher than our prior year’s target performance) and an AOPM target of $306.32 million (which was 22.1% higher than our actual for the prior year and 23.8% higher than our prior year’s target). As shown below, the portion of annual incentive award payments that were subject to these financial performance measures could have ranged from zero to 200% of the target depending on the achievement of the performance goals.

Performance targets: revenue ($1.61 billion); and AOPM ($306.32 million)

% of performance achieved compared to target goal	% of target portion funded*

Above 110%	200%

At 100%	100%

At 90%	10%

Less than 90%	0%

*Linear interpolation for performance between discrete points.

Based on our performance during the 2023 fiscal year, we achieved 100.6% of our revenue performance target (resulting in funding of 106.0%), and 101.4% of our AOPM target (resulting in funding of 114.3%), which together yielded a weighted funding of 110.2%. For purposes of achievement of financial performance targets, revenue and AOPM are measured using the estimates and assumptions (particularly, currency exchange rates) at the time the targets are established.

74	/	EXL 2024 Proxy Statement

Executive compensation

Determination of individual performance measure achievement

Our named executive officers earn a portion of their annual incentive awards based on the achievement of individual performance measures designed to balance the named executive officers’ efforts between the achievement of near-term objectives that improve specific processes or performance metrics and long-term objectives that increase the Company’s value, economic impact, and sustained stockholder returns. For more information on the process for determining individual performance measure achievement, please see “Compensation process: roles and responsibilities” on page 68. Below is a summary of each named executive officer’s individual performance measures, as well as a summary of each named executive officer’s achievements in light of the designated performance measures:

Named Executive Officer	2023 Individual performance measure	2023 Individual performance achievement

Rohit Kapoor

•   Drive profitability with sustained momentum

•   Improve Adjusted Operating Profit Margin

•   Leverage data-led positioning to promote a market-leading brand for digital and analytics solutions

•   Improve employee experience through greater engagement

•   Continued focus on diversity, equity, and inclusion strategies

•   Progression on improving ESG metrics

•   Led growth resulting in 2023 revenues of $1,631 million, 15.5% over 2022 revenue, sustained profitability and adjusted EPS(1) of $1.43, up by more than 19% over 2022

•   AOPM improved by 100 bps from 2022 to 2023

•   Executed a company-wide strategic pivot toward generative AI

•   Continued focus on talent acquisition and strong progress on building diverse and expanded leadership and key digital, AI and data-related capabilities

•   Progressed on ESG matters, including by leading our CSR team to surpass its volunteer participation goal, and increasing company-wide and VP+ gender diversity

Maurizio Nicolelli	• Drive profitable growth agenda emphasizing EPS growth • Execute on long-term tax strategy	• EPS growth rate outperformed revenue growth rate • Drove long-term tax strategy resulting in current benefits and a pathway to future benefits

Vikas Bhalla	• Deliver profitable growth in Insurance business 2023 with sustained momentum • Leverage data-led positioning to commercialize & grow AI:OS and other digital solutions

•   Drove revenue growth of Insurance business with strong gross margins

•   Developed and enhanced existing digital-led solutions for insurance business that helped to expand client relationships and win new clients

Vivek Jetley	• Drive profitability and build high growth business for Analytics • Build EXL’s data management capabilities, build our data assets and drive partnerships

•   Grew Analytics business with a focus on decision analytics, data management and payments business

•   Created significant foundational capabilities in data management, executed a strategic pivot in Analytics business toward generative AI, drove key partnerships

Anita Mahon	• Deliver profitable growth • Strengthen talent and continue to develop the One EXL mindset in our culture

•   Drove Healthcare revenue with strong gross margins

•   Solidified core team through a focus on talent acquisition and strong progress on building diverse leadership. Championed women’s diversity initiatives

(1) Adjusted EPS is a non-GAAP financial measure. See “Non-GAAP Reconciliation” beginning on page 120 for more details, as well as a reconciliation of the non-GAAP measures used herein.

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Executive compensation

The table below sets out the 2023 annual incentive awards paid to our named executive officers (paid in March 2024):

Name	Overall Percentage Attainment of Target Bonus	2023 Actual annual incentive awarded ($)(1)

Rohit Kapoor	124%	1,514,253

Maurizio Nicolelli	120%	459,441

Vikas Bhalla	128%	320,917

Vivek Jetley	113%	422,307

Anita Mahon	133%	447,577

(1)	The exchange rate used for the conversion from Indian rupees to U.S. dollars for Mr. Bhalla was 83.21 INR to 1 USD, which was the exchange rate on December 29, 2023.

Long-term equity incentives

The Compensation and Talent Management Committee believes long-term equity awards provide employees with the incentive to stay with us for longer periods of time, which in turn provides greater stability as we grow. These incentives foster the long-term perspective necessary for continued success in our business because the value of the awards is directly linked to long-term performance of our stock price, thereby ensuring that our executive officers are properly focused on stockholder value.

The Compensation and Talent Management Committee elects to grant time-vested and performance-vested restricted stock unit awards because these awards offer executives the opportunity to receive shares of our common stock on or shortly following the date that the restrictions lapse. Such awards serve both to reward and retain executives because value is linked to the price of our stock, the executive must generally remain employed by the Company through the date that the restrictions lapse, and the performance-vested awards require achievement of certain performance goals. For these reasons, restricted stock unit awards provide a significant degree of alignment between the interests of our executives and stockholders.

The Compensation and Talent Management Committee also believes that the mix between Time-Vested RSUs and Performance-Vested RSUs provides an appropriate balance between incentivizing our executives to continue their employment with the Company and ensuring they are focused on generating long-term financial performance and sustained stockholder value, which, in turn, results in additional compensation.

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Executive compensation

Compensation

2023 Annual Restricted Stock Unit Awards

Under our equity compensation program, our named executive officers received restricted stock units under the 2018 Omnibus Incentive Plan approved by the Company’s stockholders at the annual meeting of stockholders held in June 2018 (the “2018 Plan”). 40% of the restricted stock units vest based on continued employment over four years, and 60% percent of the restricted stock units may be earned based on our relative TSR performance and our revenue performance during a three-year performance period, as shown below.

40%	+	36%	+	24%	=	Total

Time-vested RSUs		Relative TSR-linked PRSUs		Revenue-linked PRSUs		Restricted Stock Unit Award

Our Compensation and Talent Management Committee selected revenue and relative TSR as the performance measures for the PRSUs because revenue is a key driver of stockholder value, thus aligning stockholder and executive interests and relative TSR incorporates a comparative component that requires our stock to outperform our industry classification peers for awards to vest. In addition, both the revenue and relative TSR performance measures encourage a focus on our strategic goals of long-term financial performance and market share growth.

2023 Option Awards

In June 2023, the Compensation and Talent Management Committee granted stock options to all NEOs other than the CEO. The goal of the grants was to provide wealth creation opportunities that are aligned to stockholder value and to position these NEOS’ total direct compensation for 2023 at median or above in response to the very competitive talent market in which the Company is operating. Accordingly, the Compensation and Talent Management Committee elected stock options as the vehicle for these grants in order to incentivize recipients to increase the value of the Company’s stock price, and further align their interests with those of our stockholders, as the options are only valuable to the recipients if our stock price appreciates over the exercise price. The grants vest in four equal installments on the first four anniversaries of the grant date.

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Executive compensation

The table below shows the target dollar value of Time-Vested RSUs, Performance-Vested RSUs and options our Compensation and Talent Management Committee awarded our named executive officers in 2023. In general, the Compensation and Talent Management Committee believes that the size of the award granted to an executive officer should increase based on the executive officer’s level of responsibility within the Company. The number of shares subject to each NEO’s Time-Vested RSU and Performance-Vested RSU (assuming a “target” level of performance) was determined by dividing the NEO’s target dollar value by the average stock closing price for the preceding month. The number of shares subject to each NEO’s option grant was determined by dividing the applicable target option value by the Black Scholes value of a share ($12.03 on a post-stock split basis).

Name	Target Time-Vested RSUs ($)	Target Revenue-Linked PRSUs ($)	Target Relative TSR-Linked PRSUs ($)	Target Option Awards ($)

Rohit Kapoor	3,560,000	2,136,000	3,204,000	—

Maurizio Nicolelli	560,000	336,000	504,000	1,500,000

Vikas Bhalla	600,000	360,000	540,000	3,000,000

Vivek Jetley	600,000	360,000	540,000	3,000,000

Anita Mahon	440,000	264,000	396,000	1,500,000

•	The “Time-Vested RSUs” will vest in increments of 25% on each of the first four anniversaries of the grant date, subject to continuous service with the Company through the applicable vesting date.

–	The Compensation and Talent Management Committee believes these Time-Vested RSUs provide an important role in promoting retention of our executive officers.

•	The “Performance-Vested” portion of the 2023 RSUs (“PRSUs”) are split into two types that each vest based on separate performance measures as follows:

–

Revenue-Linked PRSUs: 40% of these performance-based restricted stock unit awards will cliff-vest on December 31 of the third fiscal year in the performance period, subject to achievement of threshold Company revenues against an aggregate revenue target over the grant’s three-year performance period of January 1, 2023, to December 31, 2025, and continuous employment through December 31, 2025. The ultimate amount of Revenue-Linked PRSUs that a recipient earns may be up to 200% of the target award of Revenue-Linked PRSUs. To the extent the Company’s revenue falls in between the outlined target achievements, the percentage of Revenue-Based PRSUs earned will be determined based on straight line interpolation. The chart below sets forth the revenue target achievement thresholds and corresponding funding percentage:

Revenue target achievement	Percentage of Revenue-Linked PRSUs earned

110% or more	200%

At 100%	100%

90%	25%

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–

Relative TSR-Linked PRSUs: The remaining 60% of the performance-based restricted stock unit awards cliff-vests on December 31 of the third fiscal year in the performance period, based on the achievement of a threshold level of relative total stockholder return performance of the Company against a performance peer group over the grant’s three-year performance period of January 1, 2023, to December 31, 2025, and continuous employment through December 31, 2025. The Company’s TSR for the TSR performance period will be computed and then compared to the TSR of the companies in the “performance peer group,” which is comprised of the public companies traded on either the NYSE or NASDAQ stock markets in our 8-digit Global Industry Classification Standard sub-industry group. In the Compensation and Talent Management Committee’s view, this comparator set is more appropriate than the compensation peer group for this purpose as it provides a more robust comparison of our performance to the marketplace by the inclusion of more companies and elimination of size as a selection criterion, which is more relevant for compensation than performance comparison. For the Relative TSR-Linked PRSUs granted in 2023, the Company included a negative TSR cap. Under the negative TSR cap, if the total stockholder return is negative over the course of the three-year performance period, no named executive officer may receive greater than 100% funding of the TSR-Linked PRSUs.

The percentage of Relative TSR-Linked PRSUs earned will be determined based on straight-line interpolation to the extent the Company’s TSR falls in between the 20th and 80th percentiles, as per the chart below:

TSR peer group percentile	Percentage of Relative TSR-Linked PRSUs earned

80.0 or more	200%

65.0	150%

50.0	100%

35.0	50%

21.0	3.33%

20.0 or less	0%

–	The Compensation and Talent Management Committee believes the PRSUs focus our executives on key drivers of our Company’s business that will ultimately lead to creation of additional stockholder value.

•

The Options were granted to all NEOs other than the CEO and they will vest in increments of 25% on each of the first four anniversaries of the grant date, subject to continuous service with the Company through the applicable vesting date.

–

The Compensation and Talent Management Committee believes these options serve an important retentive purpose by making 2023 target total direct compensation levels for the NEOs (other than the CEO) competitive, and incentivizing these NEOs to increase the value of the Company’s stock price.

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Payout of awards granted in prior fiscal years

This was the third and final performance year for the 2021 performance-based restricted stock units, which exclusively had a relative TSR metric. The Company’s TSR performance was at the 96th percentile among its peer group, resulting in the executives earning 200% of the 2021 relative TSR-linked restricted stock units pursuant to the terms of the original grant.

Performance Metric	Threshold (3.33%)	Target (100%)	Maximum (200%)	Actual Performance

TSR(1)	21st percentile	50th percentile	80th or > percentile	96th percentile

2021-2023 PSU Final Payout Percentage: 200%

(1)

As noted above, the TSR peer group for this performance metric is comprised of the public companies traded on either the NYSE or NASDAQ stock markets in our 8-digit Global Industry Classification Standard sub-industry group.

Benefits and perquisites

We offer employee benefits coverage in order to:

•	provide our global workforce with a reasonable level of financial support in the event of illness or injury; and

•	provide market-competitive benefits that enhance productivity and job satisfaction through programs that focus on work/life balance.

The benefits available for all U.S. employees include customary medical and dental coverage, disability insurance, life insurance and a 401(k) plan. A number of our U.S. employees, including our U.S.-based named executive officers, participate in these plans. The cost of employee benefits is partially borne by our employees, including our named executive officers. Our named executive officer in India, Mr. Bhalla, is eligible to participate in the Company’s pension benefit, health and welfare and fringe benefit plans otherwise available to executive employees in India.

We generally do not provide significant perquisites or personal benefits to executive officers other than our CEO and executive officers in India. Our CEO is provided a limited number of perquisites which we believe are reasonable and consistent with market trends, and which are intended to be part of a competitive overall compensation program. A discussion of the benefits provided to our CEO is provided under “NEO Employment agreements” beginning on page 87.

Clawback Policy

In 2023, we updated our clawback policy to bring it into compliance with new NASDAQ listing standards implementing clawback rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act. In the event a restatement of our financial statements is required, incentive-based compensation tied to a financial reporting measure that was “received” under the rules by covered executive officers in the three prior completed fiscal years will be recalculated (if applicable) based on the updated financial statements. Incentive compensation deemed to have been erroneously received as a result of the restatement will be subject to recoupment. The method of recoupment will be determined by the board or a committee of the board.

In addition, our clawback policy contains an additional recoupment trigger in the event of executive officer misconduct. If the board or a committee of the board determines that an executive violated material Company policies, misstated financial or other material information about the Company, committed fraud or misconduct, breached a restrictive covenant or other agreement

80	/	EXL 2024 Proxy Statement

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with the Company, engaged in other conduct that is detrimental to the business or reputation of the Company, or was identified by the Department of Justice as having engaged in wrongdoing (including through supervisory activity), the board or a committee of the board may in its sole discretion recoup compensation (including time-based equity awards) from that executive officer. Amounts recoupable under the misconduct trigger may include compensation that would not otherwise be subject to recoupment under the NASDAQ listing standards.

Stock Ownership Policy

Our executive stock ownership policy requires:

•

Our CEO to maintain aggregate stock ownership equal to at least six times his base salary (counting common stock, vested restricted stock units and unvested time-based restricted stock units) and three times his base salary (when excluding unvested time-based restricted stock units).

•

Other members of our executive committee (including our named executive officers) to maintain aggregate stock ownership equal to at least two times their base salary (counting common stock and vested restricted stock units).

Common stock is counted toward the ownership requirement if it is owned by or for the benefit of the executive, the executive’s spouse or the executive’s children sharing the same household. Unearned performance-based restricted stock units and unexercised options (including in-the-money options) do not count toward the ownership requirement.

New executives generally have five years to meet the ownership requirement, whereas existing executives generally have three years to meet any increased ownership requirements as a result of base salary increases. During the applicable phase-in period, executives generally must retain at least 50% of shares delivered (net of tax) following the vesting of an equity award until the ownership requirement is met. If the ownership requirement is not met at the end of the phase-in period, executives generally may not sell any shares (other than to satisfy taxes) until the ownership requirement is met.

All covered executives were in compliance with the executive stock ownership policy as of the December 15, 2023 measurement date.

Compensation risk assessment

Our Compensation and Talent Management Committee has taken into account its discussions with management and Farient regarding our compensation practices and has concluded that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. This conclusion was based on the features of our compensation programs, practices and policies set forth under “Executive compensation program, practices and policies” on page 65.

Severance and change-in-control benefits

Each named executive officer is party to an employment agreement that sets forth the terms of his or her employment, including compensation, which was negotiated through arms’-length contract negotiations. Under these employment agreements or letters, we are obligated to pay severance or other enhanced benefits upon termination of their employment. A discussion of the

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severance and other enhanced benefits provided to our named executive officers is provided under “Potential payments upon termination or change in control at fiscal 2023 year-end” beginning on page 90.

We have provided change-in-control severance protection for some of our executive officers, including our named executive officers. Our Compensation and Talent Management Committee believes that such protection is intended to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change in control. In addition, for executive officers, the program is intended to align executive officers’ and stockholders’ interests by enabling executive officers to consider corporate transactions that are in the best interests of our stockholders and other constituents without undue concern over whether the transactions may jeopardize the executive officers’ own employment.

Senior executive officers, including our named executive officers, have enhanced levels of benefits based on their job level, seniority and probable loss of employment after a change in control. We also consider it likely that it will take more time for senior executive officers to find new employment.

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Compensation and Talent Management Committee Report

The Compensation and Talent Management Committee of the board of directors of ExlService Holdings, Inc. has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to the board of directors of ExlService Holdings, Inc. that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our Proxy Statement relating to the Annual Meeting.

Compensation and Talent Management Committee

Ms. Jaynie Studenmund (Chair)

Mr. Som Mittal

Mr. Vikram Pandit

Ms. Kristy Pipes

EXL 2024 Proxy Statement	/	83

Executive compensation

Summary compensation table for fiscal year 2023

The following table sets forth information for compensation earned in fiscal years 2021, 2022 and 2023 by our named executive officers:

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)		Stock awards ($)(3)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	Change in pension value and nonqualified deferred compensation earnings ($)(5)	All other compensation ($)		Total ($)
Rohit Kapoor	2023	815,000	—		9,982,605	—	1,514,253	—	34,148	(7)	12,346,006

Chair & CEO	2022	766,384	—		8,356,213	—	1,829,887	—	58,423		11,010,906

	2021	742,603	—		7,209,918	—	2,050,000	—	31,068		10,033,589

Maurizio Nicolelli	2023	510,000	—		1,570,763	1,615,392	459,441	—	10,947	(8)	4,166,543

Executive Vice President and CFO	2022	483,822	—		1,810,865	—	554,929	—	9,654		2,859,270
	2021	475,000	100,000	(6)	2,220,441	—	640,498	—	9,204		3,445,143

Vikas Bhalla	2023	300,188	—		1,681,606	3,230,785	320,917	5,642	18,383	(9)	5,557,521

President of EXL and Business Head, Insurance	2022	265,432	—		1,964,960	—	357,340	20,200	18,233		2,626,165
	2021	276,716	—		2,711,454	—	444,718	16,865	19,034		3,468,787

Vivek Jetley	2023	500,000	—		1,681,606	3,230,785	422,307	—	10,404		5,845,102

President of EXL and Business Head, Analytics	2022	440,164	—		1,862,689	—	525,488	—	9,654	(10)	2,837,996
	2021	415,068	—		2,429,371	—	586,146	—	9,204		3,439,789

Anita Mahon	2023	450,000	—		1,234,421	1,615,392	447,577	—	10,404	(11)	3,757,795

Executive Vice President and Global Head, Healthcare	2022	—	—		—	—	—	—	—		—
	2021	—	—		—	—	—	—	—		—

(1) The amount set forth in the “Salary” column for Mr. Bhalla includes $117,357 of base salary, $104,382 of a cash supplementary allowance, $46,640 of housing allowance (which Mr. Bhalla elected to receive instead in cash), $9,776 of travel allowance (which Mr. Bhalla elected to receive instead in cash), and $22,033 of a special car allowance (which Mr. Bhalla elected to receive instead in cash).

(2) There were no discretionary bonuses paid in 2023.

(3) Amounts reflect the total grant date fair value of awards (RSUs and revenue-based PRSUs), Monte Carlo value of awards (TSR-based PRSUs) and Black Scholes value of awards (options) (recognized for financial statement reporting purposes for the fiscal years ended December 31, 2021, 2022 and 2023, as applicable, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions)). Assumptions used in the calculation of these amounts are included (i) for 2023 , in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024; (ii) for 2022, in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2022, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2023; and (iii) for 2021, in footnotes 2 and 22 to the audited financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022. With respect to stock awards granted in 2023, the table below sets forth the value attributable to performance restricted stock units valued at target achievement. Performance restricted stock units granted in 2023 may pay out up to 200% of the target award, which would have amounted to the grant date fair values listed as the maximum total grant date fair value for each named executive officer in the table below.

Name	Total grant date fair value ($)	Maximum total grant date fair value ($)

Rohit Kapoor	6,371,776	12,743,552

Maurizio Nicolelli	1,002,596	2,005,193

Vikas Bhalla	1,073,350	2,146,700

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Name	Total grant date fair value ($)	Maximum total grant date fair value ($)

Vivek Jetley	1,073,350	2,146,700

Anita Mahon	787,906	1,575,812

(4) Reflects the annual incentive awards earned in respect of 2023 and paid in 2024. For details on our annual incentive program, see “Compensation Discussion and Analysis—Annual incentives” beginning on page 72.

(5) Reflects the present value of accruals under the Gratuity Plan for Indian employees. Information regarding our Gratuity Plan (including the assumptions used to calculate these amounts) may be found under “Pension benefits for fiscal year 2023” beginning on page 90.

(6) Mr. Nicolelli received a joining bonus of $225,000 in connection with his commencement of employment in 2020, $125,000 of which was paid in 2020 and $100,000 of which was paid in 2021. This amount represents the second and final installment of such joining bonus.

(7) Amount for Mr. Kapoor includes the travel allowance ($23,744) provided for under his employment agreement, to be used for once-a-year business class airfare for himself and his family between the United States and India, contribution to our 401(k) plan ($9,900), and Company-paid life insurance premiums ($504). In addition, certain travel expenses for Mr. Kapoor’s spouse to accompany him on business trips were provided at no incremental cost to the Company.

(8) Amount for Mr. Nicolelli includes contribution to our 401(k) plan ($9,900), travel expenses ($543) and Company-paid Life Insurance premiums ($504).

(9) Amount for Mr. Bhalla includes contributions to the Employees’ Provident Fund Scheme (a statutorily required defined contribution program for Indian employees) ($14,083), costs associated with use of an automobile and driver in India ($3,351), and home internet and telephone charges ($950).

(10) Amount for Mr. Jetley includes contributions to 401(k) plan ($9,900) and Company-paid Life Insurance premiums ($504).

(11) Amount for Ms. Mahon includes contributions to 401(k) plan ($9,900) and Company-paid Life Insurance premiums ($504).

Unless otherwise specified, U.S. dollar figures in this Proxy Statement have been converted from Indian rupees at a rate of 83.21 Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect as of December 29, 2023. Some of the information in the Summary Compensation Tables for fiscal years 2022 and 2021 was converted using the exchange rates in effect as set forth below:

Fiscal year	Rate	Exchange rate of INR to US $1

2022	December 30, 2022	82.72

2021	December 31, 2021	74.33

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Grants of plan-based awards table for fiscal year 2023

The following table sets forth information concerning grants of stock and option awards and non-equity incentive plan awards granted to our named executive officers during fiscal year 2023:

Name	Grant date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards				All other stock awards: number of shares of stock or units (#)		All other option awards: number of securities underlying option (#)		Exercise or base price of the option awards	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)

Rohit Kapoor		—	1,222,500	3,667,500
	2/15/2023								104,480	(4)				3,610,829
	2/15/2023				15,673	62,690	(2)	125,380						2,166,566
	2/15/2023				3,131	94,030	(3)	188,060						4,205,210	(6)

Maurizio Nicolelli		—	382,500	573,750
	2/15/2023								16,440	(4)				568,166
	2/15/2023				2,466	9,865	(2)	19,730						340,934
	2/15/2023				493	14,795	(3)	29,590						661,662	(6)
	6/21/2023										134,325	(5)	$30.15	1,615,392	(7)

Vikas Bhalla		—	251,478	377,217
	2/15/2023								17,600	(4)				608,256
	2/15/2023				2,640	10,560	(2)	21,120						364,954
	2/15/2023				527	15,840	(3)	31,680						708,396	(6)
	6/21/2023										268,650	(5)	$30.15	3,230,785	(7)

Vivek Jetley		—	375,000	562,500
	2/15/2023								17,600	(4)				608,256
	2/15/2023				2,640	10,560	(2)	21,120						364,954
	2/15/2023				527	15,840	(3)	31,680						708,396	(6)
	6/21/2023										268,650	(5)	$30.15	3,230,785	(7)

Anita Mahon		—	337,500	506,250
	2/15/2023								12,920	(4)				446,515
	2/15/2023				1,939	7,755	(2)	15,510						268,013
	2/15/2023				387	11,625	(3)	23,250						519,893	(6)
	6/21/2023										134,325	(5)	$30.15	1,615,392	(7)

(1) These amounts reflect the target and maximum cash incentive bonuses set for 2023. There is no threshold amount reported for the cash incentive bonus as the individual performance measure (25% of the total bonus) does not have a threshold performance below which no payment will be made. However, the Company performance metric (75% of the total bonus) does have a threshold. For details of our annual incentive bonus program, see “Compensation Discussion and Analysis—Annual incentives” beginning on page 72.

(2) Represents annual PRSU—Revenue based awards granted under the 2018 Plan, which will cliff vest, subject to performance, on December 31, 2025.

(3) Represents annual PRSU—TSR based awards granted under the 2018 Plan, which will cliff vest, subject to performance, on December 31, 2025.

(4) Represents annual awards of restricted stock units granted under the 2018 Plan, subject to ratable vesting on the first four anniversaries of the grant date.

(5) Represents stock option awards granted under the 2018 Plan, subject to ratable vesting on the first four anniversaries of the grant date.

(6) The grant date fair value of the estimated future payouts under equity incentive plan awards for TSR Linked PRSUs is based on the Monte Carlo value.

(7) The grant date fair value for stock options is based on the Black Scholes Fair Market value.

86	/	EXL 2024 Proxy Statement

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NEO Employment agreements

We maintain employment agreements with each of the NEOs. Each agreement generally provides for base salary, target bonus opportunity, eligibility to receive equity-based awards, participation in our benefit plans, severance, and in certain cases, specified perquisites.

Salary

Mr. Kapoor’s employment agreement provides a minimum base salary of $750,000, which may not be decreased unless a Company-wide decrease in pay is implemented. The base salaries that were in effect for our NEOs during the 2023 year are described on page 71 above.

Target Bonus Opportunities

Target bonus opportunity as a percentage of base salary, as specified in the NEO employment agreements, is as follows: Mr. Kapoor, 150% (with a maximum of 310%), Messrs. Nicolelli, Bhalla and Jetley and Ms. Mahon: 75%.

Equity Awards

The NEOS are generally eligible to receive annual equity awards in the discretion of the Compensation and Talent Management Committee. Mr. Kapoor’s employment agreement provides that in determining his annual equity award, the Compensation and Talent Management Committee will consider, among other factors, an aggregate “baseline” value equal to $4,925,000, Company and individual performance, shareholder input on executive compensation, and market data.

India-Specific Compensation Arrangement

Mr. Bhalla’s annual fixed compensation includes base salary, as well as amounts available as a leave travel allowance, a housing allowance, an automobile allowance, a medical allowance and a cash supplementary allowance.

Perquisites for CEO

Mr. Kapoor’s employment agreement specifies certain perquisites to which he is entitled, including: (1) certain club memberships in the United States and India, (2) home office supplies, (3) term life insurance policy (with a face value of $500,000), (4) once-a-year business class airfare between the United States and India for the executive and his family, (5) up to $30,000 for personal tax and estate planning expenses (increased from $12,000 pursuant to an amendment to the Kapoor Agreement, effective as of February 16, 2023), (6) up to $1,400 per month car allowance for an automobile in the United States, (7) up to $12,000 per year for expenses associated with maintaining an automobile in India (including cost of a driver), (8) personal security for the executive and his family while in India, and (9) a per diem allowance for certain trips. In addition, his employment agreement entitles him to certain other benefits in the event he is relocated to India, but which are not applicable currently as he maintains a U.S. residency. The employment agreements for other U.S. based NEOs do not detail the perquisites to which the NEOs may be entitled. Please see the “All Other Compensation” column of the Summary Compensation Table on page 84 above for information about the perquisites the NEOs received in 2023.

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Severance

The NEO employment agreements include severance, termination and/or noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2023 year-end” beginning on page 90.

Outstanding equity awards at fiscal 2023 year-end

		Option Awards				Stock Awards

Name	Grant Date	Number of shares underlying the unexercised Stock Options (#) Exercisable(1)	Number of shares underlying the unexercised Stock Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(6)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(5)(7)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(6)

Rohit Kapoor	2/20/2020					29,400(2)	906,990
	2/17/2021					88,500(2)	2,730,225

	2/16/2022					94,365(2)	2,911,160

	2/15/2023					104,480(2)	3,223,208

	2/16/2022							150,990	4,658,042

	2/16/2022							226,470	6,986,600

	2/15/2023							62,690	1,933,987

	2/15/2023							94,030	2,900,826

Maurizio Nicolelli	2/3/2020					7,375(2)	227,519
	2/19/2020					5,460(2)	168,441

	2/17/2021					17,300(2)	533,705

	2/16/2022					14,565(2)	449,330

	9/1/2021					27,075(4)	835,264

	2/15/2023					16,440(2)	507,174

	6/21/2023		134,325	30.15	6/21/2033

	2/16/2022							23,310	719,114

	2/16/2022							34,950	1,078,208

	2/15/2023							9,865	304,335

	2/15/2023							14,795	456,426

	3/31/2022					20,885(3)	644,302

Vikas Bhalla	2/19/2020					10,375(2)	320,069
	2/17/2021					18,350(2)	566,098

	2/16/2022					16,305(2)	503,009

	9/1/2021					40,610(4)	1,252,819

	2/15/2023					17,600(2)	542,960

	6/21/2023		268,650	30.15	6/21/2033

	2/16/2022							26,090	804,877

	2/16/2022							39,130	1,207,161

	2/15/2023							10,560	325,776

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		Option Awards				Stock Awards

Name	Grant Date	Number of shares underlying the unexercised Stock Options (#) Exercisable(1)	Number of shares underlying the unexercised Stock Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(6)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(5)(7)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(6)

	2/15/2023							15,840	488,664

	3/31/2022					20,885(3)	644,302

Vivek Jetley	2/19/2020					5,460(2)	168,441
	2/17/2021					14,890(2)	459,357

	9/1/2021					40,610(4)	1,252,819

	2/16/2022					15,150(2)	467,378

	2/15/2023					17,600(2)	542,960

	6/21/2023		268,650	30.15	6/21/2033

	2/16/2022							24,240	747,804

	2/16/2022							36,360	1,121,706

	2/15/2023							10,560	325,776

	2/15/2023							15,840	488,664

	3/31/2022					20,885(3)	644,302

Anita Mahon	3/2/2020					2,490(2)	76,817
	3/2/2020					5,460(2)	168,441

	2/17/2021					11,800(2)	364,030

	2/16/2022					9,900(2)	305,415

	9/1/2021					27,075(4)	835,264

	2/15/2023					12,920(2)	398,582

	6/21/2023		134,325	30.15	6/21/2033

	2/16/2022							15,840	488,664

	2/16/2022							23,760	732,996

	2/15/2023							7,755	239,242

	2/15/2023							11,625	358,631

	3/31/2022					15,060(3)	464,601

(1) The stock option awards in this table became or will become vested and exercisable as to 25% of the underlying grant on each of the first four anniversaries of the grant date, generally subject to continued employment through each applicable vesting date.

(2) The restricted stock units vest as to 25% of the underlying grant on each of the first four anniversaries of the grant date.

(3) We offered NEOs (other than the CEO) the opportunity to participate in a Share Matching Program (“SMP”) in 2022. The SMP provided an opportunity for those NEOs to receive one restricted stock unit for every share of Company common stock acquired through the settlement of vested equity incentive awards or through open market purchases in the first quarter of 2022 and subsequently held for a two-year period. The SMP restricted stock units vest as to 1/3 of the underlying grant on the second anniversary of the grant date and 2/3 on the third anniversary of the grant date.

(4) The restricted stock units granted in September 2021 vested as to 1/3 of the underlying grant on September 1, 2023, and the remaining 2/3 will vest on September 1, 2024.

(5) The Performance Restricted Stock Unit awards in this table vest and convert to shares, subject to performance, at the end of a three-year performance period, generally subject to continued employment through such date. The vesting date for awards granted in 2022 is December 31, 2024 and for awards granted in 2023 is December 31, 2025.

(6) The price used in determining the market values set forth in this table is $30.85, which was the closing price of our stock on December 29, 2023.

(7) The amounts shown in this column reflect target performance with the exception of the 2022 Revenue-Linked PRSUs and the 2022 Relative TSR-Linked PRSUs. Amounts shown in this column for the 2022 Revenue-Linked PRSUs and the 2022 Relative TSR-Linked PRSUs reflect maximum performance.

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Executive compensation

Option exercises and stock vested during fiscal year 2023

The following table provides additional information about the value realized by our named executive officers on option award exercises and stock award vesting during fiscal year 2023.

	Option awards		Stock awards

Name	Number of shares acquired on exercise	Value realized on exercise ($)	Number of shares acquired on vesting	Value realized on vesting ($)

Rohit Kapoor	—	—	495,245	16,257,963

Maurizio Nicolelli	—	—	109,060	3,533,355

Vikas Bhalla	—	—	127,220	4,108,477

Vivek Jetley	—	—	101,410	3,253,190

Anita Mahon	—	—	77,875	2,493,776

Pension benefits for fiscal year 2023

The following table discloses the present value of accumulated pension benefits payable to Mr. Bhalla.

Name	Plan name	Number of years credited service (#)(1)	Present value of accumulated benefit ($)(2)	Payments during last fiscal year ($)

Vikas Bhalla	Gratuity Plan for Indian Employees	23	129,769	—

(1) Consists of the number of years of service credited as of December 31, 2023 for the purpose of determining benefit service under the Gratuity Plan. Credited service is determined based on the completed years of continuous employment (rounded to the nearest whole number of years) with the Company since the executive’s date of hire.

(2) Liabilities with regard to the Gratuity Plans are determined by actuarial valuation using the projected unit credit method. Under this method, we determine our liability based upon the discounted value of salary increases until the date of separation arising from retirement, death, resignation or other termination of services. Critical assumptions used in measuring the plan expense and projected liability under the projected unit credit method include the discount rate, expected return on assets and the expected increase in the compensation rates. Details regarding the assumptions used in the calculation of these amounts are included in footnote 20 to the audited financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024.

We are required to provide all Indian employees with benefits under the Gratuity Plan, a statutory, defined benefit pension plan in India. Distributions from the Gratuity Plan are made in a single lump sum following retirement from the Company. An executive’s benefit under the Gratuity Plan is determined at any time as the executive’s annual base salary (determined based on the executive’s most recent monthly base salary) divided by 26, multiplied by 15, and the product multiplied by the executive’s completed years of continuous service with the Company. An executive has a vested and nonforfeitable right to payment of his accrued Gratuity Plan benefit only after five years of service. The present value of Mr. Bhalla’s accumulated benefits has been determined based on his monthly basic salary rate in effect on December 31, 2023, which was approximately $9,780.

Potential payments upon termination or change in control at fiscal 2023 year-end

The following tables summarize the amounts payable to each named executive officer upon a change in control or termination of his employment with us on December 31, 2023. In calculating potential payments for purposes of this disclosure, we have

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quantified our equity-based payments using the closing stock price on December 29, 2023, which was $30.85. Some of the capitalized terms used in the employment agreements for our named executive officers are defined in the section entitled “Certain defined terms” on page 98.

Rohit Kapoor

Severance on Termination Without “Cause,” “Good Reason,” or “Retirement”

If Mr. Kapoor’s employment were terminated by us without “cause” or by him for “good reason” (in each case, as described below), he would be entitled to cash severance consisting of: (1) continuation of his base salary for 24 months; (2) his actual bonus, if any, earned for the year of termination, determined as if he had been employed for the full year of termination, paid ratably over the remaining base salary continuation period; (3) 18 month continuation of life insurance coverage; and (4) only with respect to termination by us without cause, 18 months of post-termination COBRA payments or reimbursements, as applicable; provided, however, that the life insurance and COBRA benefits described in this sentence will terminate if Mr. Kapoor is eligible to receive comparable benefits from a subsequent employer prior to the conclusion of the 18 month post-termination period. If Mr. Kapoor’s employment terminated as a result of his retirement (described below), he would be entitled only to items (3) and (4) from the prior sentence.

Mr. Kapoor will not receive any enhanced cash severance benefits in the event that he is terminated without “cause” or for “good reason” in connection with a “Change in Control;” however, rather than salary continuation being paid in installments, he will receive his cash payment equal to 24 months of base salary in a lump sum.

Severance on Death or Disability

If Mr. Kapoor’s employment terminates due to his death or disability, he (or his estate) will be entitled to a prorated portion of his projected bonus amount for the year of termination.

Treatment of Equity

On a qualifying event described below, Mr. Kapoor’s outstanding equity awards will vest as follows:

Time-Vested RSUs:

•

Termination without Cause or for Good Reason (not in connection with a Change in Control): If Mr. Kapoor is terminated without cause or for good reason, Mr. Kapoor’s Time-Vested RSUs will remain outstanding and eligible to vest for a period of 27 months following the termination date; any Time-Vested RSUs that do not vest in this period will be forfeited.

•

Change in Control: If a change in control occurs prior to the end of the four-year vesting period, any portion of Mr. Kapoor’s Time-Vested RSUs that would have vested within the 12 months following the change in control will vest.

•

Termination without Cause or Resignation for Good Reason in Connection with a Change in Control: All of Mr. Kapoor’s outstanding Time-Vested RSUs will become fully vested on termination if, within 12 months following or in specific contemplation of a change in control, he is terminated without cause or, within 12 months following a change in control, resigns for good reason.

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•	Death: If Mr. Kapoor dies before the end of the four-year vesting period, all of his outstanding Time-Vested RSUs will become fully vested.

•

Retirement: If Mr. Kapoor retires at age 60 or older, his unvested Time-Vested RSUs will remain outstanding and eligible to vest for a period of 27 months following his retirement. Because Mr. Kapoor is not yet 60, he is ineligible for retirement treatment with respect to his equity.

Revenue-Linked PRSUs:

•

Change in Control: If a change in control occurs prior to the end of the performance period, 100% of Mr. Kapoor’s Revenue-Linked PRSUs will be deemed earned and converted to time-vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any RSUs that are deemed to have vested on a date prior to the change in control, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination in Connection with a Change in Control: All of Mr. Kapoor’s outstanding Revenue-Linked PRSUs (which converted to time-vested RSUs on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following or in specific contemplation of a change in control, Mr. Kapoor is terminated without cause, or (ii) within 12 months following a change in control, he resigns for good reason.

•	Death: If Mr. Kapoor dies prior to the end of the performance period, he will generally become vested in the target number of Revenue-Linked PRSUs.

•

Retirement: If Mr. Kapoor retires at age 60 or older, his unvested Revenue-Linked PRSUs will remain outstanding and eligible to vest for a period of 27 months following his retirement. Because Mr. Kapoor is not yet 60, he is ineligible for retirement treatment with respect to his equity.

•	Relative TSR-Linked PRSUs:

•	Change in Control:

•	If a change in control occurs on or prior to the first anniversary of the grant date, 100% of Mr. Kapoor’s Relative TSR-Linked PRSUs will be deemed earned.

•

If a change in control occurs after the first anniversary of the grant date, the performance period will be deemed to end on the date of the change in control and the Compensation and Talent Management Committee will determine the number of earned Relative TSR-Linked PRSUs based on actual performance as of the change in control.

•

In either scenario, the Relative TSR-Linked PRSUs that are deemed earned will convert to time-vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any RSUs that are deemed to have vested on a prior date, as well as any RSUs that are deemed scheduled to

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vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination without Cause or Resignation for Good Reason in Connection with a Change in Control: All of Mr. Kapoor’s outstanding, earned TSR-Linked PRSUs (which converted to time-vested RSUS on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following, or in specific contemplation of a change in control, Mr. Kapoor is terminated without cause or (ii) within 12 months following a change in control, he resigns for good reason.

•	Death. If Mr. Kapoor dies prior to the end of the performance period, he will generally become vested in the target number of TSR-Linked PRSUs.

•

Retirement: If Mr. Kapoor retires at age 60 or older, his unvested TSR-Linked PRSUs will remain outstanding and eligible to vest for a period of 27 months following his retirement. Because Mr. Kapoor is not yet 60, he is ineligible for retirement treatment with respect to his equity.

Mr. Kapoor’s severance payments and termination-related equity acceleration are subject to his execution of a waiver and release of claims against us. Mr. Kapoor is subject to perpetual confidentiality and non-disparagement restrictions as well as noncompetition and non-solicitation restrictions during his employment and for one year thereafter.

Code Section 280G

Mr. Kapoor’s employment agreement also contains a “modified cut-back” provision such that any payments that constitute “excess parachute payments” under Section 280G of the Code will be reduced to an amount that does not trigger the applicable excise taxes, to the extent such reduced amount is larger than the amount Mr. Kapoor would have received on a present value net-after-tax basis (including excise taxes) absent such a reduction.

Payments upon Termination	Death prior to a change in control ($)	Death after a change in control ($)	Disability ($)	Termination for good reason or without cause(1) ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)	Retirement

Base salary payout	—	—	—	1,630,000	—	1,630,000	—

Bonus payout	1,514,253	1,514,253	1,514,253	1,514,253	—	1,514,253	—

Life insurance	—	—	—	4,239	—	4,239	—

Health insurance	—	—	—	47,070	—	47,070	—

Restricted stock units	9,771,583	9,771,583	—	8,965,781	4,048,291	9,771,583	—

Performance restricted stock units	10,657,133	10,657,133	—	10,657,133	13,955,847	10,657,133	—

(1) As described above, upon his termination for good reason or without cause, Mr. Kapoor is treated as having continued his employment for 27 additional months for purposes of his annual equity awards. The information in this table was calculated assuming target performance over the additional 27-month period, however, the actual payment would depend upon the Company’s actual performance following Mr. Kapoor’s termination.

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Executive compensation

All Other NEOs

Either we or the applicable NEO may terminate his or her employment at any time with 30 days’ notice (if termination is by the Company) or 90 days’ notice (if termination is by the NEO). If the NEO is terminated by us without “cause” (other than due to death or disability), or resigns for “good reason”, the NEO will receive a cash severance payment equal to twelve months’ of then-current base salary, with 25% payable on the first payroll date at least 10 days following termination and the remainder payable in nine equal monthly installments.

On a qualifying event described below, the NEOs’ outstanding equity awards will vest as follows:

•	Time-Vested RSUs:

•

Change in Control: If a change in control occurs prior to the end of the four-year vesting period, any portion of the NEO’s Time-Vested RSUs that would have vested within the 12 months following the change in control will accelerate and vest.

•

Termination without Cause or Resignation for Good Reason in Connection with a Change in Control: All of the NEO’s outstanding Time-Vested RSUs will become fully vested if, following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, resigns for good reason.

•	Death: If the NEO dies before the end of the four-year vesting period, all of the NEO’s outstanding Time-Vested RSUs will become fully vested.

•

Retirement: If the NEO retires at age 60 or older with at least 10 years of service and the applicable award has been outstanding for at least 6 months, the NEO will become vested in all unvested RSUs that would have vested within the next 12 months absent the NEO’s retirement. If the NEO retires at age 60 or older with at least 5 years of service but less than 10 years, the number of Time-Vested RSUs that the NEO will become vested in will be calculated as described in the preceding sentence and then (i) for awards granted prior to 2023, reduced by 50%, and (ii) for awards granted in 2023, reduced by a pro rata percentage to reflect the NEO’s total years of service to the Company (5 years = 50% reduction, 6 years = 40%, 7 years = 30%, 8 years = 20%, 9 years = 10%).

•	Revenue-Linked PRSUs:

•

Change in Control: If a change in control occurs prior to the end of the performance period, 100% of the NEO’s Revenue-Linked PRSUs will be deemed earned and converted to time-vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any RSUs that are deemed to have vested on date prior to the change in control, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination in Connection with a Change in Control: All of the NEO’s outstanding Revenue-Linked PRSUs (which converted to time-vested RSUs on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, resigns for good reason or (ii) if the NEO dies following a change in control.

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•	Death: If the NEO dies prior to the end of the performance period and no change in control has occurred, the NEO will become vested in a pro rata portion of the target number of Revenue-Linked PRSUs.

•

Retirement: If the NEO retires at age 60 or older with at least 10 years of service and the applicable award has been outstanding for at least 6 months, the award will remain outstanding through the end of the applicable performance period and vest pro-rata, based on actual performance at the end of such period. If the NEO retires at 60 years old or older with at least 5 years and fewer than 10 years of service and the applicable award has been outstanding for at least 6 months, the award will be calculated as described in the preceding sentence and then (i) for awards granted prior to 2023, reduced by 50%, and (ii) for awards granted in 2023, reduced by a pro rata percentage to reflect the NEO’s total years of service to the Company (5 years = 50% reduction, 6 years = 40%, 7 years = 30%, 8 years = 20%, 9 years = 10%). Because none of the NEOs are 60, no NEO is eligible for retirement treatment with respect to his or her equity.

•	Relative TSR-Linked PRSUs:

•	Change in Control:

•	If a change in control occurs on or prior to the first anniversary of the grant date, 100% of the NEO’s Relative TSR-Linked PRSUs will be deemed earned.

•

If a change in control occurs after the first anniversary of the grant date, the performance period will be deemed to end on the date of the change in control and the Compensation and Talent Management Committee will determine the number of earned Relative TSR-Linked PRSUs based on actual performance as of the change in control.

•

In either scenario, the Relative TSR-Linked PRSUs that are deemed earned will convert to time-vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any RSUS that are deemed to have vested on a prior date, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination without Cause or Resignation for Good Reason in Connection with a Change in Control: All of the NEO’s outstanding, earned TSR-Linked PRSUs (which converted to time-vested RSUS on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, resigns for good reason or (ii) if the NEO dies following a change in control.

•	Death. If the NEO dies prior to the end of the performance period and no change in control has occurred, the NEO will become vested in a pro rata portion of the target number of Revenue-Linked PRSUs.

•	Retirement: Relative TSR-Linked PRSUS receive the same treatment as described above for the Revenue-Linked PRSUs.

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Executive compensation

•

September 2021 RSU Grant: With respect to the restricted stock units granted in September 2021, the grant will only accelerate (i) on the NEO’s death or (ii) if in the twelve months following or in specific contemplation of a change in control, the NEO is terminated without cause.

•

Share Matching Program 2022 Awards: All of the NEO’s outstanding SMP RSUs will become fully vested if, following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, the NEO terminates employment for good reason. If an NEO dies before the end of the vesting period, all of the applicable NEO’s outstanding SMP RSUs will become fully vested.

•	Options:

•

Change in Control: If a change in control occurs prior to the end of the four-year vesting period, any portion of the NEO’s options that would have vested within the 12 months following the change in control will accelerate and vest.

•

Termination without Cause or Resignation for Good Reason in Connection with a Change in Control: All of the NEO’s outstanding options will become fully vested if, following or in specific contemplation of a change in control, the NEO is terminated without cause or resigns for good reason.

•	Death: If the NEO dies before the end of the four-year vesting period, all outstanding options will become fully vested.

•

Retirement: If the NEO retires at age 60 or older with at least 10 years of service and the applicable award has been outstanding for at least 6 months, the NEO will become vested in all unvested options that would have vested within the next 12 months if the NEO had not retired. If the NEO retires at 60 years old or older with at least 5 years of service but less than 10, the number of vested options will be calculated as described in the preceding sentence and then reduced by a pro rata percentage to reflect the NEO’s total years of service to the Company (5 years = 50% reduction, 6 years = 40%, 7 years = 30%, 8 years = 20%, 9 years = 10%). Because none of the NEOs are 60, no NEO is eligible for retirement treatment with respect to his or her options.

•	Exercise: Generally, vested options are exercisable until the earlier of: (1) 90 days following termination and (2) the date preceding the tenth anniversary of the option grant date.

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Each NEO’s severance payments and termination-related equity acceleration are subject to the NEO’s execution of a waiver and release of claims against us. The NEOs are subject to confidentiality restrictions at all times, as well as non-competition and non-solicitation restrictions for two years following termination of employment.

Indicative Payouts for All Non-CEO NEOs

	Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)	Retirement ($)

Maurizio Nicolelli	Base salary payout	—	—	510,000	—	510,000	—
	Restricted stock units	2,721,433	2,721,433	—	939,383	2,721,433	—
	Performance restricted stock units	853,003	1,659,422	—	2,163,730	1,659,422	—
	Options	94,028	94,028	—	23,507	94,028	—
	Share Match Program	644,302	644,302	—	—	644,302	—

Vikas Bhalla	Base salary payout	—	—	335,304	—	335,304	—
	Restricted stock units	3,184,954	3,184,954	—	906,527	3,184,954	—
	Performance restricted stock units	942,491	1,820,459	—	2,397,415	1,820,459	—
	Options	188,055	188,055	—	47,014	188,055	—
	Government-required payouts	129,769	129,769	129,769	—	129,769	—
	Share Match Program	644,302	644,302	—	—	644,302	—

Vivek Jetley	Base salary payout	—	—	500,000	—	500,000	—
	Restricted stock units	2,890,954	2,890,954	—	689,613	2,890,954	—
	Performance restricted stock units	894,980	1,749,195	—	2,266,052	1,749,195	—
	Options	188,055	188,055	—	47,014	188,055	—
	Share Match Program	644,302	644,302	—	—	644,302	—

Anita Mahon	Base salary payout	—	—	450,000	—	450,000	—
	Restricted stock units	2,148,548	2,148,548	—	628,723	2,148,548	—
	Performance restricted stock units	606,751	1,208,703	—	1,524,565	1,208,703	—
	Options	94,028	94,028	—	23,507	94,028	—
	Share Match Program	464,601	464,601	—	—	464,601	—

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Executive compensation

Certain defined terms

Definition of cause

The following definition of “cause” generally applies to all named executive officers unless stated otherwise. “Cause” will occur if: (i) there is a final non-appealable conviction of, or pleading of no contest to, (1) a crime of moral turpitude which causes serious economic injury or serious injury to our reputation or (2) a felony; (ii) the executive engages in fraud, embezzlement, gross negligence, self-dealing, dishonesty or other gross and willful misconduct which causes serious and demonstrable injury to us; (iii) the executive materially violates any of our material policies (for Mr. Kapoor, which is not remedied within 15 days of receipt of notice from the Company specifying the breach in reasonable detail); (iv) the executive willfully and continually fails to substantially perform his or her duties (other than for reason of physical or mental incapacity) which continues beyond 15 days after we notify the executive in writing of the need to substantially improve performance; provided that a failure to achieve performance objectives will not by itself constitute cause and no act or failure to act shall be considered “willful” unless done or failed to be done by the executive in bad faith and without a reasonable belief that his actions or omission was in our best interest; (v) the executive fails to reasonably cooperate in a governmental investigation involving the Company; (vi) the executive materially, knowingly and intentionally fails to comply with applicable laws with respect to the execution of the Company’s business operations (subject to a presumption of good faith if the executive is following advice of counsel); (vii) the executive fails to follow his supervisor’s (or, for Mr. Kapoor, our board of directors’) lawful instructions and does not remedy the failure for 15 days after we give him written notice; (viii) the executive’s use of alcohol or drugs materially interferes with the performance of his or her duties; (ix) for Mr. Kapoor only, he fails to take reasonable steps to end certain affiliations specified in his employment agreement within six months after a request by our board of directors; or (x) for Mr. Kapoor only, he materially breaches any material term of his employment agreement which is not remedied within 15 days of receipt of notice from the Company specifying the breach in reasonable detail.

Definition of good reason

For Mr. Kapoor, “good reason” generally means: (i) his duties or responsibilities are substantially reduced, he is required to report to anyone other than our board of directors, or his title as our officer is adversely changed; however, if following a change in control, his new title and authority are similar to his old title and authority, then any change in the executive’s title will not constitute a significant reduction in his duties and authorities, it being understood that “good reason” shall be deemed to exist if Mr. Kapoor is no longer the chief executive officer of the Company or any entity that acquires the Company; (ii) his base salary is reduced, or his target annual bonus opportunity is reduced below 100% of his base salary; (iii) the office or location where he is based in the metropolitan New York City area is moved more than 30 miles, and the new location is more than 30 miles from his primary residence in the metropolitan New York City area; or (iv) we breach any material term of his employment agreement. If Mr. Kapoor plans to terminate his employment for good reason, he must notify us within 45 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem.

The following definition of “good reason” applies to Mr. Nicolelli, Bhalla and Jetley and Ms. Mahon unless stated otherwise. “Good reason” means, without the executive’s prior written consent: (i) the executive’s duties or responsibilities are substantially reduced, or he or she is required to report to anyone other than our board of directors, or our CEO; (ii) the executive’s title as our officer is adversely changed; however, if following a change in control (as defined in the 2018 Plan), his or her new title and authority are similar to the old title and authority, then any change in the executive’s title will not constitute a significant reduction

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in his duties and authorities; (iii) there is a change in the office or location where the executive is based of more than 50 miles (100 kilometers for Mr. Bhalla); or (iv) we breach any material term of the executive’s employment agreement. If the executive plans to terminate his or her employment for good reason, he or she must provide us with a notice of termination within 30 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem.

Definition of change in control

A “change in control” (as generally defined in Mr. Kapoor’s employment agreement and the 2018 Plan, as applicable) generally means any of the following events: (i) subject to certain exceptions, any person, entity or group becomes a beneficial owner of more than 50% of either (1) the combined voting power of our then-outstanding voting securities entitled to vote in the election of directors or (2) our outstanding shares of common stock (taking into account as outstanding all rights to acquire common stock through options, warrants, conversion of convertible stock or debt, and the like); (ii) a majority of the members of our board of directors changes from those in office as of the date of Mr. Kapoor’s employment agreement (August 3, 2020) or the effective date of the 2018 Plan (as applicable), except that the election of any new director whose election or nomination was approved by at least two-thirds of our incumbent directors will not be regarded towards a change in the majority for these purposes; (iii) our dissolution or liquidation; (iv) the sale, transfer or other disposition of all or substantially all of our business or our assets; or (v) consummation of a reorganization, recapitalization, merger, consolidation or similar transaction with another entity which requires the approval of our stockholders; however, any such transaction will not be a change in control if after the transaction (1) more than 50% of the total voting power of the resulting entity or its ultimate parent is represented by what were our outstanding voting securities before the transaction in substantially the same proportion among holders; (2) no person or group is or becomes the beneficial owner of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the parent or surviving company; and (3) at least a majority of the members of our board of directors of the parent or surviving company following the transaction were our board members when our board first approved the transaction.

Definition of retirement

A “retirement” generally means an NEO’s voluntary termination of employment that is effective after he or she reaches age 60.

Definition of disability

“Disability” generally means the NEO’s incapacity, due to mental, physical or emotional injury or illness, such that the NEO is substantially unable to perform his or her duties hereunder for a period of six (6) consecutive months (or 180 days for Mr. Kapoor).

CEO pay ratio

In accordance with SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, presented below is an estimate of the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation (our “Pay Ratio”). Due to the size and complexity of our organization, which as of December 31, 2023, was made up of approximately 54,160 professionals throughout the world, with delivery centers in over 10 countries, our Pay Ratio is based on reasonable assumptions and estimates described below.

EXL 2024 Proxy Statement	/	99

Executive compensation

We selected the median employee used for Pay Ratio in 2023 by looking at our entire full-time and part-time employee population (excluding our CEO) as of December 31, 2023, but excluding leased employees and independent contractors. Each employee’s “total pay” was calculated using the sum of his or her fixed pay / base salary and variable pay (including any performance bonus, sales commission, and retention or signing bonus). We also annualized total pay for all full-time and part-time employees that were employed for less than the full fiscal year 2023.

For all employees located in jurisdictions other than the United States, a cost-of-living adjustment was made to align their compensation with the higher cost-of-living standards in the United States, the jurisdiction in which our CEO resides. We converted all amounts paid in a foreign currency to U.S. dollars using the exchange rate as of December 29, 2023 for each jurisdiction in which we have employees. Finally, we identified the median employee and calculated his annual total compensation and the CEO’s annual total compensation in the manner required by Item 402(u) of Regulation S-K, to determine the pay ratio shown in the table below.

Pay Ratio – all employees (with COLA)(1)

Chief Executive Officer’s annual total compensation	$12,346,006

Median employee’s annual total compensation	$13,235

Ratio of Chief Executive Officer’s annual total compensation to median employee’s annual total compensation	933:1

(1) 2023 Mercer Combined Index. Our median employee, identified without performing a cost-of-living adjustment, is based in India and had an annual total compensation of $7,669, resulting in a pay ratio of 1,610:1.

Approximately 95% of our employees are located outside of the United States, primarily in India and the Philippines, where the cost of living is lower than in the United States, as is employee compensation. As is common with many global companies, our compensation programs are market based, and as such they may differ for employees based on the country where an employee works. Accordingly, we believe that it is important to show our pay-ratio calculated in a similar manner as described above using the median U.S.-based employee to provide a commensurable view of our pay practices.

Pay Ratio – United States employees

Chief Executive Officer’s annual total compensation	$12,346,006

Median employee’s annual total compensation	$105,442

Ratio of Chief Executive Officer’s annual total compensation to median employee’s annual total compensation	117:1

100	/	EXL 2024 Proxy Statement

Executive compensation

Pay versus performance
Our executive compensation philosophy is focused on
pay-for-performance.
In this regard, we link a significant portion of each NEO’s total compensation to the achievement of specified performance goals. This variable compensation is
“at-risk”
and rewards performance and contributions to both short- and long-term financial performance.
In accordance with SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following table shows the past four fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the “compensation actually paid” to our named executive officers (as determined under SEC rules), our total shareholder return (TSR), the TSR of our peer group over the same period, our net income, and our revenue, which we have selected as our Company Selected Measure because of its role as a component of both our annual and long-term incentive compensation program.
2023 Pay versus performance table

Year	Summary Compensation Table total for CEO (1) ($)	Compensation actually paid to CEO (1)(3) ($)	Avg. Summary Compensation Table total for other NEOs (2) ($)	Avg. compensation actually paid to other NEOs (2)(3) ($)	TSR (4) ($)	Peer group TSR (4) ($)	Net income ($ in millions)	Company Selected Measure:
								Revenue ($ in millions)

2023	12,346,006	8,676,507	4,831,740	1,838,204	222	89	184.6	1,630.7

2022	11,010,906	16,069,419	2,697,045	4,081,949	244	116	143	1,412

2021	10,033,589	19,117,355	3,445,143	5,740,391	208	130	115	1,122

2020	7,141,267	8,690,902	1,913,189	3,166,120	123	102	89	958
(1) The CEO for each of 2023, 2022, 2021, and 2020 was Rohit Kapoor.
(2) The other named executive officers for each applicable year are as follows:

•	2023: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Anita Mahon
•	2022: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Ankor Rai
•	2021: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Samuel Meckey
•	2020: Maurizio Nicolelli, Pavan Bagai, Nalin Miglani, Vikas Bhalla, and Samuel Meckey
(3) SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not represent cash and/or equity value transferred to, or actually earned or realized by, the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as summary compensation table total compensation adjusted to (a) include the value of any pension benefit (or loss) attributed to the past fiscal year, including on account of any amendments adopted during such year; and (b) include the fair market value of equity awards as of December 31, 2023, or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards. For purposes of the pension valuation adjustments shown below, there was no prior service cost to report. In addition, for purposes of the equity award adjustments shown below, no equity awards were cancelled due to failure to meet vesting conditions, no equity awards were granted and vested in the same year, and there are no dividends or interest accrued to report. The following table details these adjustments:

Year	Executive(s)	Summary Compensation Table total ($)	Deduct change in pension value ($)	Add pension service cost ($)	Deduct equity awards ($)	Add year-end value of unvested equity awards granted in year ($)	Add change in value of unvested equity awards granted in prior years ($)	Add change in value of equity awards granted in prior years which vested in year ($)	Total Compensation Actually Paid ($)

2023	CEO	12,346,006	0	0	9,982,605	8,058,020	(1,219,025)	(525,890)	8,676,507

	Other NEOs	4,831,740	5,643	129,782	3,965,188	1,385,839	(364,652)	(173,675.00)	1,838,204
(4) TSR is determined based on the value of an initial fixed investment of $100. The peer group TSR represents TSR of the peer group, consisting of Genpact Limited and WNS (Holdings) Limited, as disclosed in our Form
10-K
performance graph pursuant to Regulation
S-K
Item 201(e)(1)(ii).

EXL 2024 Proxy Statement	/	101

Executive compensation

Relationship between “compensation actually paid” and performance measures
The following comparisons describe the relationships between the amounts included in the pay versus performance table above for each of 2023, 2022, 2021 and 2020, including (i) the relationship between our TSR and our peer group TSR, and (ii) the relationship between compensation actually paid to our CEO and other NEOs and revenue (our Company-Selected Measure), TSR, and net income:

2023 Performance measures
As noted above, our Compensation and Talent Management Committee believes in a wholistic evaluation of our executives’ and our Company’s performance and uses a mix of performance measures throughout our annual and long-term incentive programs to align executive pay with stockholder value creation. As required by SEC rules, in 2023, the financial performance measures identified as the most important and used by us to link compensation actually paid for our for named executive officers’ are listed below.

Revenue

Adjusted Operating Profit Margin

Relative TSR

102	/	EXL 2024 Proxy Statement

Executive compensation

Director compensation for fiscal year 2023

The following table sets forth information for compensation earned in fiscal year 2023 by our non-executive directors who served during fiscal year 2023:

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)(2)(3)	All Other compensation ($)(4)	Total ($)

Andreas Fibig(5)	85,000	273,808	—	358,808

Anne Minto(6)	42,500	—	19,591	62,091

Som Mittal	85,000	190,000	321	275,321

Clyde Ostler(6)	42,500	—	—	42,500

Vikram Pandit	85,000	290,000	—	375,000

Kristy Pipes	97,500	190,000	—	287,500

Nitin Sahney	95,000	190,000	—	285,000

Jaynie Studenmund	95,000	190,000	—	285,000

Sarah K. Williamson(7)	63,750	190,000	—	253,750

(1) Mr. Kapoor’s compensation during 2023 was based solely on his role as CEO, as disclosed in the “Summary compensation table for fiscal year 2023” beginning on page 84 and discussed in “Compensation Discussion and Analysis” beginning on page 60. He does not receive any additional compensation for his services as a director.

(2) Amounts reflect the aggregate grant date fair value of stock awards recognized for financial statement reporting purposes for the fiscal year ended December 31, 2023, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions). Assumptions used in the calculation of these amounts are included in footnotes 2 and 23 to our audited financial statements for the fiscal year ended December 31, 2023 included in the 2023 Form 10-K.

(3) The outstanding equity awards, comprised entirely of unvested restricted stock units, held by each of our non-employee directors on December 31, 2023 are as follows: for each of Ms. Minto and Mr. Ostler: 0; Mr. Fibig: 8,515; for each of Mr. Mittal, Ms. Pipes, Mr. Sahney, Ms. Studenmund, and Ms. Williamson: 6,050; and Mr. Pandit: 9,235.

(4) For Ms. Minto and Mr. Mittal, amount reflects our reimbursement to the director for fees associated with tax preparer services.

(5) Mr. Fibig joined the board effective January 10, 2023. The value of his stock award represents a pro-rated portion of the annual equity award in respect of his service from January 10, 2023 through the Company’s 2023 annual meeting of stockholders, and the annual equity award he received in June 2023.

(6) Ms. Minto and Mr. Ostler retired as directors in June 2023. The amounts included in this table in respect of each such directors’ cash fees reflects a pro-rated amount for the period during 2023 that each served as a director. Ms. Minto and Mr. Ostler did not receive any stock awards in respect of their 2023 service.

(7) Ms. Williamson joined the board in June 2023. The amount included in this table in respect of her cash fees reflects a pro-rated amount for the period during 2023 that she served as director.

For 2023, non-executive directors were eligible to receive an annual retainer fee in the amount of $85,000 in cash and $190,000 in equity, granted in the form of time-based restricted stock units, valued at the time of grant. As the non-executive Board Chair during 2023, Mr. Pandit, was eligible to receive an additional $100,000 in restricted stock units valued at the time of grant. New non-employee directors who join our board of directors during a calendar quarter are eligible to receive the full cash fee for such calendar quarter and a pro-rated equity grant. The chair of our Audit Committee was eligible to receive an additional annual fee of $12,500 in cash, and the chairs of our Compensation and Talent Management Committee and Nominating and Governance Committee were each eligible to receive an additional annual fee of $10,000 in cash.

There are no additional fees payable for attendance at our board or committee meetings (whether in person, telephonic or otherwise). We make quarterly cash payments in respect of the director fees to our directors.

EXL 2024 Proxy Statement	/	103

Executive compensation

Directors who hold restricted stock units do not receive the underlying shares of common stock until the units have vested and are settled. The restricted stock units granted to directors generally vest upon the earliest of (i) the first anniversary of the date of grant, (ii) the date on which the director’s term on the board expires if the director is not subsequently elected to a new term and (iii) a change in control. The restricted stock units issued to each of our non-employee directors will generally settle on the earliest of (i) the director’s death, (ii) a change in control, or (iii) 180 days following the end of the director’s term on our board of directors. However, in lieu of settlement 180 days following the director’s term, a director may elect in advance that the units be settled on an alternate delivery date following the director’s service on the board, or if the director has satisfied our stock ownership guidelines, upon the vesting date of the award.

We maintain a non-employee director stock ownership policy that requires directors to maintain stock ownership of at least five times their respective annual cash retainers (counting common stock, vested restricted stock units and unvested time-based restricted stock units). New directors have five years from their appointment date to attain the required stock ownership levels, whereas existing directors generally have three years to meet any increased ownership requirements as a result of annual cash retainer increases.

Common stock is counted toward the ownership requirement if it is owned by or for the benefit of the director, the director’s spouse or the director’s children sharing the same household. During the applicable phase-in period, directors generally must retain at least 50% of shares delivered following the vesting of an equity award until the ownership requirement is met. If the ownership requirement is not met at the end of the phase-in period, directors generally may not sell any shares until the ownership requirement is met. Notwithstanding these share retention requirements, directors may sell shares to satisfy tax obligations arising with respect to equity awards.

As of December 15, 2023, all applicable directors were in compliance with this policy.

We updated our non-employee director compensation program for 2024 to provide for an increase in the annual equity grant to $215,000, while maintaining a cash retainer of $85,000. The Lead Director or Independent Chair, as applicable, is also eligible to receive annually an additional $100,000 in restricted stock units valued at the time of grant. Additionally, the annual fees for the chairs of the Audit Committee and Compensation and Talent Management Committee increased to $17,500 each and the fee for the chair of Nominating and Governance Committee increased to $15,000.

104	/	EXL 2024 Proxy Statement

Stock ownership of directors, executive officers and certain beneficial owners

Stock ownership of directors, executive officers and certain beneficial owners

Unless otherwise indicated, the table below sets forth information with respect to the beneficial ownership of our common stock by:

•	each of our directors and each of our named executive officers individually;

•	each person who is known to be the beneficial owner of more than 5% of our common stock; and

•	all of our current directors and current executive officers (i.e., not just named executive officers) as a group.

The amounts and percentages of common stock beneficially owned below are as of March 31, 2024 (the “Determination Date”) and are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the Determination Date. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by such person as set forth opposite such person’s name.

Name and address(1)	Shares		%(2)	Vested but unsettled RSUs(3)	Total

Named Executive Officers

Rohit Kapoor	4,225,755	(4)	2.60%	—	4,225,755

Maurizio Nicolelli	150,985		*	—	150,985

Vikas Bhalla	127,046		*	—	127,046

Vivek Jetley	337,847		*	—	337,847

Anita M. Mahon	94,527		*	—	94,527

Directors

Thomas Bartlett	—		—	—	—

Andreas Fibig	3,000		*	2,465	5,465

Som Mittal	—		*	79,320	79,320

Vikram S. Pandit	1,551,970	(5)	*	46,360	1,598,330

Kristy Pipes	—		*	17,400	17,400

Nitin Sahney	—		*	68,465	68,465

Jaynie Studenmund	18,225		*	41,150	59,375

Sarah K. Williamson	—		*	—	—

All current directors and executive officers as a group (17 people)(6)	6,751,711		4.16%

EXL 2024 Proxy Statement	/	105

Stock ownership of directors, executive officers and certain beneficial owners

Beneficial ownership

Name and address(1)	Shares	%(2)

5% Beneficial owners

Blackrock Inc.(7)	21,267,361	13.09%

The Vanguard Group, Inc.(8)	17,015,630	10.48%

FMR LLC(9)	8,769,272	5.40%

*Less than 1%.

(1) Unless otherwise noted, the business address of each beneficial owner is c/o ExlService Holdings, Inc., 320 Park Avenue, 29th Floor, New York, New York 10022.

(2) Based on 162,425,610 shares outstanding as of the Determination Date.

(3) For non-management directors, this column includes restricted stock units (previously granted for service on the board) that have vested but are unsettled. Because vested restricted stock units generally settle 180 days following the director’s term of service (see “Director compensation for fiscal year 2023” for additional details on settlement), the units are not treated as beneficially owned under SEC rules because the holder does not have the right to acquire the underlying stock within 60 days of the Determination Date. However, restricted stock units that are vested but unsettled provide a meaningful alignment with the Company’s stockholders, and they count towards our stock ownership policy for non-employee directors, which requires directors to maintain stock ownership of at least five times their respective annual retainers.

(4) The amount includes: (a) 885,670 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 under a 2005 grantor-retained annuity trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (b) 201,095 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 under a 2013 grantor retained annuity trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (c) 420,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (d) 420,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust for Mr. Kapoor’s spouse, for which Mr. Kapoor and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, and (e) 665,925 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 for which Mr. Kapoor is the investment advisor to Commonwealth Trust Company, the trustee.

(5) Mr. Pandit has shared dispositive and voting control over the reported securities, which are held by Orogen Echo LLC (“OE”). The Orogen Group LLC (“Orogen”) is the sole member of OE and Mr. Pandit is the Chairman and Chief Executive Officer of Orogen. Orogen Holdings LLC and Atairos-Orogen Holdings, LLC are the sole members with joint investment control of Orogen. Mr. Pandit has majority voting control of Orogen Holdings LLC.

(6) Includes eight current non-employee directors and our nine current executive officers as of the Determination Date.

(7) Based on the Schedule 13G/A filed on January 23, 2024, Blackrock, Inc. had sole voting power with respect to 20,690,552 shares and sole dispositive power with respect to 21,267,361 shares. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10022.

(8) Based on the Schedule 13G/A filed on February 13, 2024, The Vanguard Group, Inc. had shared voting power with respect to 299,801 shares, sole dispositive power with respect to 16,539,920 shares and shared dispositive power with respect to 475,710 shares. The business address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(9) Based on the Schedule 13G/A filed on February 9, 2024, FMR LLC had sole voting power with respect to 8,760,776 shares and sole dispositive power with respect to 8,769,272 shares. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

106	/	EXL 2024 Proxy Statement

Certain relationships and related person transactions

Certain relationships and related person transactions

Review and approval of related party transactions

We review all relationships and transactions in which we, our directors and executive officers or their immediate family members and our 5% stockholders are participants to determine whether such persons have a direct or indirect material interest in such transactions. Our Code of Conduct and Ethics instructs our directors, officers and employees to report the facts and circumstances of any such transaction or potential transaction to our General Counsel or our Audit Committee. Our board of directors has adopted a policy regarding the review of potential related party transactions. Under this policy, our General Counsel will review the facts and

  Factors used in assessing related party   transactions

•   The nature of the related party transaction

•   The related party’s interest in the transaction

•   The material terms of the transaction, including the amount involved and type of transaction

•   The importance of the transaction to us and to the related party

•   Whether the transaction would impair the judgment of a director or executive officer to act in our best interest circumstances of any covered transaction. If our General Counsel determines that the transaction involves a related party transaction and the amount involved does not equal or exceed $120,000, our General Counsel will approve or disapprove the transaction. If our General Counsel determines that the transaction involves a related party transaction and the amount involved equals or exceeds $120,000, our General Counsel will refer the transaction to our Audit Committee for consideration. In the course of reviewing, approving or ratifying a disclosable related party transaction, our General Counsel and Audit Committee considers all factors it considers appropriate, including but not limited to the factors in the box to the right.

Related party transactions

As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person and which involve amounts exceeding $120,000 in the previous fiscal year are disclosed in our Proxy Statement. There were no related person transactions in fiscal year 2023.

EXL 2024 Proxy Statement	/	107

Audit Committee Report

Audit Committee Report

The Audit Committee of the board of directors of ExlService Holdings, Inc. assists our board of directors in fulfilling its oversight responsibilities with respect to the following:

•

our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, stock exchanges and others;

•	our compliance with legal and regulatory requirements;

•	our registered independent public accounting firm’s qualifications and independence;

•	the audit of our financial statements; and

•	the performance of our internal audit function and independent registered public accounting firm.

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP to review and discuss the December 31, 2023 audited consolidated financial statements. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received written disclosures and the letter from Deloitte & Touche LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Deloitte & Touche LLP the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Audit Committee

Ms. Kristy Pipes (Chair)

Mr. Thomas Bartlett

Mr. Andreas Fibig

Mr. Nitin Sahney

Ms. Jaynie Studenmund

Ms. Sarah K. Williamson

108	/	EXL 2024 Proxy Statement

Proposal 1 — Election of directors

Proposal 1 — Election of directors

The nominees

Our Nominating and Governance Committee has nominated, and our board of directors has designated, Mses. Pipes, Studenmund and Williamson and Messrs. Kapoor, Pandit, Bartlett, Fibig, and Sahney to stand for election as directors at the Annual Meeting. Mr. Mittal will not be standing for re-election at the Annual Meeting. Mr. Bartlett was identified and recommended to the Nominating and Governance Committee by a third-party search firm.

Term of office

If elected, each of the director nominees will serve a term of one year on our board of directors, until our 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified in accordance with our By-laws.

Voting instructions and substitutes

The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR these eight nominees. Our board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to stand for election, the shares represented by proxies will be voted for the election of any substitute nominee designated by our board of directors to fill the vacancy.

General information about nominees

The age as of the date of this Proxy Statement, tenure on our board of directors and committee membership, if any, of each nominee appears below. Information regarding the business experience during at least the last five years and directorships of other publicly owned corporations of each nominee can be found above under “Our board of directors.” Other information required with respect to any solicitation of proxies in connection with the election of directors is found elsewhere in this Proxy Statement.

EXL 2024 Proxy Statement	/	109

Proposal 1 — Election of directors

Required vote

The affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at the Annual Meeting will elect the eight nominees as directors for a term of one year. If any nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, our By-laws provide that such person will tender to the board of directors his or her resignation as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Our board recommends that you vote
FOR	the election of Mses. Pipes, Studenmund and Williamson and Messrs. Kapoor, Pandit, Bartlett, Fibig, and Sahney as directors of the Company

110	/	EXL 2024 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit the Company’s and its subsidiaries’ books, records and accounts for the fiscal year 2024. Our board of directors has endorsed this appointment. Ratification of the appointment of Deloitte by our stockholders is not required by law. However, as a matter of good corporate practice, such appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders do not ratify the appointment, our board of directors and our Audit Committee will reconsider whether or not to retain Deloitte, but may nonetheless retain Deloitte. Even if the appointment is ratified, the Audit Committee in its discretion may change such appointment at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

In retaining Deloitte as the Company’s independent registered public accounting firm, the Audit Committee considered whether the provision of non-audit services by Deloitte was compatible with maintaining Deloitte’s independence and concluded that it was. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Deloitte has served as our independent registered public accounting firm since February 28, 2018.

Audit and non-audit fees

The following is a summary of the fees billed or expected to be billed to us by the Company’s independent registered public accounting firm for professional services rendered in each of the last two fiscal years:

Fee category	Fiscal 2023	Fiscal 2022

	(in thousands)

Audit fees	$1,550	$1,529

Audit-related fees	—	—

Tax fees	37	45

All other fees	30	33

Total fees	$1,617	$1,607

EXL 2024 Proxy Statement	/	111

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Audit fees:

Consist of fees billed or expected to be billed for professional services rendered for the audit of our consolidated financial statements, including (i) the audit of effectiveness of internal control over financial reporting, (ii) review of our consolidated financial statements included in our quarterly reports, and (iii) services that are normally provided by our independent registered public accountants including services in connection with statutory or regulatory filings or engagements for those fiscal years.

Audit-related fees:

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax fees:

Consist primarily of fees billed or expected to be billed for other tax filing and advisory projects.

All other fees:

Consist of fees billed or expected to be billed for other permissible work performed by our independent registered public accounting firm that does not meet the above category descriptions.

Our Audit Committee pre-approves and is responsible for the engagement of all auditing services provided by our independent registered public accountants and all non-auditing services to be provided by such accountants to the extent permitted under Section 10A of the Exchange Act, including all fees and other terms of engagement. Our Audit Committee may delegate the authority to pre-approve audit and permitted non-audit services between meetings of our Audit Committee to a designated member of our Audit Committee, provided that the decisions made by such member are presented to our full Audit Committee for ratification at its next scheduled meeting.

All of the fees paid to Deloitte in fiscal year 2023 were pre-approved by the Audit Committee.

Required vote

The ratification of the appointment of Deloitte as our independent registered public accounting firm requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.

Our board recommends that you vote:
FOR	the ratification of the appointment of Deloitte as our independent registered public accounting firm

112	/	EXL 2024 Proxy Statement

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Proposal 3 is a vote, on a non-binding advisory basis, to approve the compensation of our executive officers as described in this Proxy Statement. Although the vote is advisory and is not binding on the board of directors, our Compensation and Talent Management Committee will take into account the outcome of the vote when considering future executive compensation decisions. We refer to this vote as the “say-on-pay” vote.

At the 2023 Annual Meeting of Stockholders, our stockholders voted on a proposal relating to the frequency of the “say-on-pay” vote. We recommended, and our stockholders approved on a non-binding advisory basis, an annual say-on-pay vote. Accordingly, we include the say-on-pay vote each year as a regular part of each Annual Meeting of Stockholders. The next vote on the frequency of the “say-on-pay” vote will be held at the 2029 Annual Meeting of Stockholders.

•	Our board of directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters.

•

Our board of directors believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. For example, the bulk of our annual incentive awards is earned based on achievement of two core financial metrics: revenues and AOPM. As we discuss in greater detail in our Compensation Discussion and Analysis, these financial metrics focus our named executive officers on top-line revenues and bottom-line earnings that are likely to make meaningful contributions to our future financial performance. We believe rewarding our executives with incentive pay based on achievement of these financial metrics closely aligns management with the interests of our stockholders.

In addition, our philosophy places more emphasis on variable elements of compensation (such as annual incentives and equity-based compensation) than fixed remuneration.

Our stockholders have the opportunity to vote for, against or abstain from voting on the following resolution:

“Resolved, that the stockholders approve on an advisory basis the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).”

The above-referenced disclosures related to the compensation of our named executive officers appear beginning at page 61 of this Proxy Statement.

EXL 2024 Proxy Statement	/	113

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Required vote

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the compensation of our named executive officers.

Our board recommends that you vote:
FOR

the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement)

114	/	EXL 2024 Proxy Statement

Proposal 4 — Fourth Amended and Restated Certificate of Incorporation

Proposal 4 — Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation

The board of directors has unanimously approved and declared advisable, and recommends that our stockholders adopt, a proposal to amend and restate our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (the “Officer Exculpation Provisions”) and to effect certain other changes as described below. Set forth in Annex A to this Proxy Statement is a form of the proposed Fourth Amended and Restated Certificate of Incorporation that would be adopted should this proposal 4 be approved by stockholders at the Annual Meeting.

Officer Exculpation

Section 7 of our Restated Certificate of Incorporation currently includes a provision, authorized under the General Corporation Law of the State of Delaware (the “DGCL”), that eliminates the personal liability of directors for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

Prior to 2022, the DGCL did not allow for similar elimination or limitation of officers’ personal liability. As a result, stockholder plaintiffs employed tactics of bringing certain claims against individual officers when such claims would otherwise be exculpated and dismissed if brought against directors. However, the State of Delaware, which is the Company’s state of incorporation, recently amended Section 102(b)(7) of the DGCL to enable Delaware corporations to limit the personal liability of certain of their officers in limited circumstances (the “Section 102(b)(7) Amendment”). The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders.

The board of directors believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges in an evolving macroeconomic and regulatory environment, without the benefit of hindsight. The board of directors believes that exculpation provisions empower both directors and officers to exercise their best judgment in furtherance of stockholder interests. In addition, adopting an exculpation provision that aligns with Delaware law could prevent costly and protracted litigation that distracts our officers from important operational and strategic matters.

The board of directors also expects that exculpation clauses applicable to officers could become widely used by public corporations, including our peers, and that failing to adopt the Officer Exculpation Provisions could negatively impact our ability to recruit and retain exceptional officer candidates who value the protection from potential exposure to liabilities, costs of defense, and other risks of proceedings that would be afforded by protection similar to that afforded by the Officer Exculpation Provisions. Additionally, the Officer Exculpation Provisions will align the protections for our officers with those protections already afforded to our directors.

In light of the Section 102(b)(7) Amendment, we propose to amend and restate our Restated Certificate of Incorporation to add a provision exculpating certain of the Company’s officers from liability, as permitted by Delaware law, similar to the protections currently available for directors of the Company in our current Restated Certificate of Incorporation. If this proposal is approved and our current Restated Certificate of Incorporation is amended and restated, the Company’s officers, in addition to the

EXL 2024 Proxy Statement	/	115

Proposal 4 — Fourth Amended and Restated Certificate of Incorporation

Company’s directors, would be exculpated from monetary liability for fiduciary duty breaches, solely to the extent permitted under Section 102(b)(7) of the DGCL. With these changes, we aim to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf. For these reasons, our board of directors has determined that it is in the best interests of the Company and its stockholders to seek to update the exculpation provision.

Other Modifications

Our board of directors is also recommending the following changes to our Restated Certificate of Incorporation to remove inapplicable or outdated provisions, which changes are included in the draft Fourth Amended and Restated Certificate of Incorporation set forth in Annex A:

•

Removing all references to a series of our capital stock designated as Series A Preferred Stock, which were repurchased in 2006 in connection with our initial public offering (the “IPO”). These references appear in Sections 4, 5.3 and Annex B of our Restated Certificate of Incorporation.

•

Removing all references to a series of our capital stock designated as Series B Common Stock, which were automatically converted into our shares of Common Stock in connection with our IPO. These references appear in Sections 5.1(b) and Annex A of our Restated Certificate of Incorporation.

Proposed Changes

If approved, Section 7 of our current Restated Certificate of Incorporation would be amended to read as follows:

7. Limitation of Liability. To the fullest extent permitted by the General Corporation Law, as the same exists or may hereafter be amended, a Director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a Director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

In addition, the Fourth Amended and Restated Certificate of Incorporation would effect the following edits to our Restated Certificate of Incorporation:

•	The second sentence of Section 4 would be amended to remove the words “, of which 45,833.36 are designated as Series A Preferred Stock (“Series A Preferred Stock”).”

•	Sections 5.1(b) and 5.3 and Annexes A and B would be deleted in their entireties.

If stockholders approve this proposal 4, the changes described in this proposal 4 will become legally effective upon the filing of the Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur shortly following the Annual Meeting. However, even if stockholders approve this proposal 4, our board of directors may, in its sole discretion, abandon this action without further shareholder action prior to the effectiveness of the filing of the Fourth

116	/	EXL 2024 Proxy Statement

Proposal 4 — Fourth Amended and Restated Certificate of Incorporation

Amended and Restated Certificate of Incorporation and, if abandoned, the changes reflected therein, including regarding officer exculpation, will not become effective. If stockholders do not approve this proposal 4, our Restated Certificate of Incorporation will not be amended and restated and the modifications, including the Officer Exculpation Provisions, described in this proposal 4 will not take effect.

Required vote

The approval of the Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation requires the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of the Fourth Amended and Restated Certificate of Incorporation.

Our board recommends that you vote:
FOR	the approval of the Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation

EXL 2024 Proxy Statement	/	117

Miscellaneous

Miscellaneous

Stockholder proposals and director nominations for the 2025 Annual Meeting

Stockholder proposals intended to be included in our proxy materials for the 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”) must be received by the deadline calculated in accordance with SEC Rule 14a-8, which is 120 days before the anniversary of the date of this year’s Proxy Statement. This year’s deadline is December 30, 2024. Such proposals must include the information required by SEC rules, and should be sent in writing by courier or certified mail to the Corporate Secretary of the Company at 320 Park Avenue, 29th Floor, New York, New York 10022. Stockholder proposals that are sent to any other person or location or by any other means may not be received in a timely manner and thus may be ineligible for inclusion.

Stockholders who intend to submit proposals at the 2025 Annual Meeting but whose proposals are not included in the proxy materials for the meeting, and stockholders who intend to submit nominations for directors at the 2025 Annual Meeting, are required to notify the Corporate Secretary of the Company (at the address above) of their proposal or nominations not less than 90 days, nor more than 120 days, before the anniversary of this year’s Annual Meeting of Stockholders, in accordance with our By-laws. Such notices of proposals for the 2025 Annual Meeting must be delivered between February 19, 2025 and March 21, 2025. Special notice provisions apply under the By-laws if the date of the 2025 Annual Meeting is more than 30 days before or 70 days after the anniversary date of this year’s Annual Meeting of Stockholders.

Any notice of proposed business or nomination, whether or not included in our Proxy Statement, must include the information required under our By-laws, including Section 2.11.4, in order for the matter to be eligible for consideration at the 2025 Annual Meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2025.

The presiding officer of the 2025 Annual Meeting may refuse to acknowledge any matter or nomination not made in compliance with the procedures in our By-laws. Our By-laws can be found on our website and the current SEC rules for submitting stockholder proposals can be obtained from the SEC at: Division of Corporation Finance, 100 F. Street, N.E., Washington, DC 20549, or through the SEC’s Internet website at www.sec.gov.

Delivery of documents to stockholders sharing an address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank, trust or other nominee may only deliver one copy of this Proxy Statement and the 2023 Form 10-K, which serves as our Annual Report to Stockholders under Regulation 14A (the “2023 Annual Report”), to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the 2023 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and annual report, now or in the future, should submit this request to our investor relations department through the Investor Relations page of our website at https://ir.exlservice.com/. Beneficial owners sharing an address who are receiving multiple copies of proxy

118	/	EXL 2024 Proxy Statement

Miscellaneous

materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank, trust or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Electronic access to Proxy Statement and Annual Report

This proxy statement and our 2023 Annual Report may be viewed on our website at www.exlservice.com and at www.proxyvote.com by following the instructions provided in the Internet Notice. If you are a stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form. If you choose this option, you will receive a proxy form in mid-May listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of the Company’s common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our reporting persons, we believe that all reports were filed on a timely basis during fiscal 2023.

Forward-looking statements

This Proxy Statement contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this Proxy Statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2023 Form 10-K.

EXL 2024 Proxy Statement	/	119

Non-GAAP Reconciliation

Non-GAAP Reconciliation

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, certain non-GAAP measures have been provided in this Proxy Statement.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Accordingly, the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated.

The Company believes that non-GAAP financial measures – present additional useful comparisons between current results and results in prior operating periods, providing investors with a supplemental view of the underlying trends of the Company’s business. The Company also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.

Non-GAAP measures/ inputs for Proxy statement 2024

Description of Adjusted Financial Measures to GAAP Measures

Our adjusted net income and adjusted diluted EPS refers to net income as per GAAP, adjusted for non-cash expenses like stock-based compensation expense and amortization of acquisition-related intangible assets and certain non-recurring expenses/(benefits) that the management believe can provide useful supplemental information for investors analyzing period-to-period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. Our adjusted net income and adjusted diluted EPS also excludes the effects of income tax on such adjustments, as applicable.

120	/	EXL 2024 Proxy Statement

Non-GAAP Reconciliation

The following table shows the reconciliation of non-GAAP financial measures for the year ended December 31, 2023 and 2022:

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Year ended December 31,
	2023	2022

Net income (GAAP)	$184,558	$142,968

add: Stock-based compensation expense	58,437	49,366

add: Amortization of acquisition-related intangibles	14,678	17,109

add/(subtract): Allowance/(reversal) for expected credit losses(a)	1,436	—

add/(subtract): Changes in fair value of contingent consideration	1,900	8,500

add/(subtract): Other expenses/(benefits)(b)	1,102	635

subtract: Tax impact on stock-based compensation expense(c)	(17,333)	(9,785)

subtract: Tax impact on amortization of acquisition-related intangibles	(3,622)	(4,151)

add/(subtract): Tax impact on allowance/(reversal) for expected credit losses	(364)	—

add: Tax impact on changes in fair value of contingent consideration	152	—

add/(subtract): Tax impact on other expenses/(benefits)	(280)	(29)

add/(subtract): Other tax expenses/(benefits)(d)	223	(1,079)

Adjusted net income (Non-GAAP)	$240,887	$203,534

Adjusted diluted earnings per share (Non-GAAP)	$1.43	$1.20

(a) To exclude the effects of material allowance/(reversal) for expected credit losses on accounts receivables related to a customer bankruptcy event.

(b) To exclude provision for litigation matters of $613 and $1,061, effects of lease termination of $489 and ($560) and other items, individually insignificant of $nil and $134 for the year ended December 31, 2023 and 2022, respectively.

(c) Tax impact includes $15,055 and $5,881 for the year ended December 31, 2023 and 2022 respectively related to discrete benefit recognized in income tax expense in accordance with ASU No. 2016-09, Compensation - Stock Compensation.

(d) To exclude other tax expenses/(benefits) related to certain deferred tax assets and liabilities.

EXL 2024 Proxy Statement	/	121

Annual Meeting Q&A

Annual Meeting Q&A

Who is providing this Proxy Statement?

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of ExlService Holdings, Inc., a Delaware corporation (“us,” “we,” “our” or the “Company”), of proxies to be used at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in virtual format only via live audio webcast at the website www.virtualshareholdermeeting.com/EXLS2024 on June 20, 2024 at 9:00 AM, Eastern Time, and any adjournments or postponements thereof.

How are the proxy materials being made available?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company furnishes proxy materials via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail, you will not receive a printed copy of our proxy materials other than as described herein. Instead, the Internet Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Internet Notice also instructs you as to how you may submit your proxy over the Internet or by phone. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the Internet Notice.

Our Notice of Annual Meeting, Proxy Statement and form of proxy card are each available at www.proxyvote.com. You may access these materials and provide your proxy by following the instructions provided in the Internet Notice.

When will the internet notice be sent?

We anticipate the Internet Notice will be sent to stockholders on or about April 29, 2024. This Proxy Statement and the form of proxy relating to the Annual Meeting will be made available via the Internet to stockholders on or prior to the date that the Internet Notice is first sent.

Who can vote?

Only stockholders who own shares of our common stock at the close of business on April 23, 2024, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on April 23, 2024, the record date, we had 162,438,150 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of the record date for the Annual Meeting.

Is cumulative voting applicable in the election of directors?

There is no cumulative voting in the election of directors.

122	/	EXL 2024 Proxy Statement

Annual meeting Q&A

How do I vote my shares?

If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent (which means you are a “stockholder of record”), you can vote your proxy by (i) Internet, (ii) by phone or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Please refer to the specific instructions set forth in the Internet Notice.

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. In addition to voting by mail, a number of banks and brokerage firms participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m. Eastern Time, on June 19, 2024.

You also have the right to vote electronically at the Annual Meeting if you decide to attend. Our board of directors recommends that you vote by Internet, phone or mail even if you choose to attend the Annual Meeting. If you are a “stockholder of record,” you may vote your shares electronically at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee giving you the right to vote the shares electronically at the Annual Meeting or your vote at the Annual Meeting will not be counted.

You will not be able to vote your shares unless you use one of the methods described above to designate a proxy or you vote electronically at the Annual Meeting.

Can I revoke my proxy?

You can revoke your proxy at any time before it is exercised in any of the following ways:

•	by voting at the Annual Meeting;
•	by submitting written notice of revocation to the inspector of elections prior to the Annual Meeting; or
•	by submitting another properly executed proxy of a later date to the inspector of elections prior to the Annual Meeting.

How is a quorum established at the Annual Meeting?

A quorum, which is a majority of the issued and outstanding shares of our common stock as of the record date of April 23, 2024, must be present, in person or by proxy, to conduct business at the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending the Annual Meeting in person and by their proxy holders. If you indicate an abstention as your voting preference for all matters to be acted upon at the Annual Meeting, your shares will be counted toward a quorum but they will not be voted on any matter. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the Annual Meeting.

EXL 2024 Proxy Statement	/	123

Annual meeting Q&A

What is a “broker non-vote”?

If you are the beneficial owner of shares held in “street name” by a broker, then your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you fail to provide instructions to your broker, under the New York Stock Exchange rules (which apply to brokers even though our shares are listed on the Nasdaq Stock Market), your broker will not be authorized to vote your shares on “non-routine” proposals as described below. As a result, a “broker non-vote” occurs. However, without your instructions, your broker has discretionary authority to vote your shares with respect to “routine” proposals only.

How many votes are needed to approve each proposal and what is the effect of abstentions and/or broker non-votes?

If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares (i) FOR the election of all eight nominees for director, (ii) FOR the ratification of the appointment of our independent registered public accounting firm, (iii) FOR the approval on an advisory (non-binding) basis of the compensation of our named executive officers, (iv) FOR the approval of the Fourth Amended and Restated Certificate of Incorporation; and (vii) as described below, in the judgment of the proxy holder on any other matters properly presented at the Annual Meeting.

The chart below summarizes, for each proposal described in this Proxy Statement, the board’s voting recommendation, the voting approval standard, and the effect of abstentions and broker non-votes. Virtual attendance at our Annual Meeting will constitute presence “in person” for purposes of voting at the Annual Meeting.

Proposal	Board voting recommendation	Voting approval standard	Effect of abstentions(1)	Routine or non-routine	Effect of broker non- vote(2)

1: Election of directors	FOR the election of each nominee	Affirmative vote of a majority of votes cast(3)	No effect	Non-routine	No effect

2: The ratification of the appointment of our independent registered public accounting firm	FOR	Majority of shares present and entitled to vote	Vote against(4)	Routine	N/A

3: The advisory (non-binding) approval of the compensation of our named executive officers	FOR	Majority of shares present and entitled to vote	Vote against(4)	Non-routine	No effect

4: The approval of the Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation	FOR	Affirmative vote of a majority of shares outstanding	Vote against(4)	Non-routine	Vote against

(1) If you wish to abstain from voting on a proposal, you must indicate, or mark ABSTAIN, while voting. If a proxy is submitted with no direction given, the proxies given to the proxy holders will be voted in accordance with the board recommendations.

(2) As discussed above under “What is a broker non-vote?,” brokers will not be entitled to vote on “non-routine” proposals unless beneficial owners provide voting instructions.

124	/	EXL 2024 Proxy Statement

Annual meeting Q&A

(3) Under our By-Laws, directors who are standing for election at the Annual Meeting will be elected by the affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) by stockholders in person or represented by proxy and entitled to vote at the Annual Meeting. If any incumbent nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, our By-laws provide that such person will tender to the board of directors his or her resignation as a director. You may cast your vote in favor of electing all of the nominees as directors, against one or more nominees, or abstain from voting your shares.

(4) Under the General Corporation Law of the State of Delaware, shares that abstain constitute shares that are present and entitled to vote and, accordingly, have the practical effect of being voted “against” these proposals requiring a majority of shares present and entitled to vote or those based on total shares outstanding).

Are there other matters to be acted upon at the meeting?

Our board of directors presently is not aware of any matters, other than those specifically stated in the Notice of Annual Meeting, which are to be presented for action at the Annual Meeting. If any matter other than those described in this Proxy Statement is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

What about adjournments and postponements?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting is properly adjourned or postponed.

Who pays for solicitation of proxies?

We will pay the cost of printing and mailing proxy materials and posting them on the Internet. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

How can I attend the Annual Meeting and why is the Company holding the Annual Meeting in a virtual only format?

As we have done in recent years, we will hold a virtual Annual Meeting rather than a meeting at any physical location. We believe that holding a meeting in a virtual format provides an opportunity for broader stockholder participation.

To attend and participate in the Virtual Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/EXLS2024 and use their 16-digit Control Numbers provided in the Internet Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/EXLS2024. Please note you will only be able to attend, participate and vote in the meeting using this website. All references to attending the Annual Meeting “in person” in this Proxy Statement shall mean attending the live webcast at the Annual Meeting.

EXL 2024 Proxy Statement	/	125

Annual meeting Q&A

How do I submit questions at the Annual Meeting?

We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate in a virtual Annual Meeting as they would at a meeting held at a physical location. You will be able to submit questions during our Annual Meeting by visiting www.virtualshareholdermeeting.com/EXLS2024. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct as determined by the chair of the meeting. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Will the Annual Meeting be recorded?

A recording of the Annual Meeting will be available online at www.virtualshareholdermeeting.com/EXLS2024 for approximately 12 months following the meeting date.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast of the Annual Meeting. A technical support phone number will be posted on www.virtualshareholdermeeting.com/EXLS2024 that you may call if you experience technical difficulties during the check-in process or during the Annual Meeting.

What if I have further questions?

If you have any further questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at (212) 277-7100 or email at ir@exlservice.com.

Important

Please promptly vote and submit your proxy before the Annual Meeting by (i) Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. This will not limit your right to attend or vote at the Annual Meeting.

126	/	EXL 2024 Proxy Statement

Other matters

Other matters

Our board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors,

Ajay Ayyappan

Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 29, 2024

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2023 Form 10-K, as filed with the SEC, as well as copies of exhibits to the 2023 Form 10-K, but for copies of exhibits will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to ExlService Holdings, Inc., 320 Park Avenue, 29th Floor, New York, New York 10022, Attention: Investor Relations. The request must include a representation by the stockholder that as of April 23, 2024, the stockholder was entitled to vote at the Annual Meeting.

EXL 2024 Proxy Statement	/	127

Annex A

Annex A

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EXLSERVICE HOLDINGS, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

ExlService Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: That the name of the Corporation is ExlService Holdings, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on the October 29, 2002. The first Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 13, 2002. The second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 24, 2006. The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 1, 2023.

SECOND: That the Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the Restated Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

1. Name. The name of the corporation is “ExlService Holdings, Inc.”

2. Address; Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of its registered agent at such address is The Corporation Trust Company.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

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Annex A

4. Number of Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is 415,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 15,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

5. Classes of Shares. The designation, relative rights, preferences and limitations of the shares of each class are as follows:

5.1 Common Stock. Except as otherwise provided by law or by this Certificate of Incorporation and subject to the express terms of any series of shares of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of Directors and for all other purposes, each holder of record of shares of Common Stock shall be entitled to one vote for each share of Common Stock standing in his or her name on the books of the Corporation. Except as otherwise provided by law or by this Certificate of Incorporation and subject to the express terms of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation (the “Board”). In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its stockholders. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law or any corresponding provision hereinafter enacted.

5.2 Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Each series of shares of Preferred Stock: (a) may have such voting rights or powers, full or limited, if any; (b) may be subject to redemption at such time or times and at such prices, if any; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock, if any; (d) may have such rights upon the voluntary or involuntary liquidation, winding up or dissolution of, upon any distribution of the assets of, or in the event of any merger, sale or consolidation of, the Corporation, if any; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation

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Annex A

(or any other securities of the Corporation or any other person) at such price or prices or at such rates of exchange and with such adjustments, if any; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts, if any; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation, if any; (h) may be subject to restrictions on transfer or registration of transfer, or on the amount of shares that may be owned by any person or group of persons; and (i) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, if any; all as shall be stated in said resolution or resolutions of the Board providing for the designation and issue of such shares of Preferred Stock.

6. Board of Directors.

6.1 Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Unless and except to the extent that the Amended and Restated By-laws of the Corporation, as such By-laws may be amended from time to time (the “By-laws”), shall so require, the election of the Directors of the Corporation need not be by written ballot. Except as otherwise provided for or fixed pursuant to the provisions of Section 5 of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional Directors, the total number of Directors constituting the entire Board shall be not less than 6 nor more than 12, with the then authorized number of Directors being fixed from time to time by the Board. During any period when the holders of any series of Preferred Stock have the right to elect additional Directors as provided for or fixed pursuant to the provisions of Section 5 hereof, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of Directors of the Corporation shall automatically be increased by such specified number of Directors, and the holders of such Preferred Stock shall be entitled to elect the additional Directors so provided for or fixed pursuant to said provisions, and (ii) each such additional Director shall serve until such Director’s successor shall have been duly elected and qualified, or until such Director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional Directors, shall forthwith terminate and the total and authorized number of Directors of the Corporation shall be reduced accordingly.

6.2 Terms of Directors. Subject to the provisions of this Certificate of Incorporation relating to directors elected by the holders of one or more series of Preferred Stock, voting as a separate series or with one or more other series of Preferred Stock, at each annual meeting of stockholders commencing with the 2019 annual meeting of stockholders, directors of the corporation other than those in the 2020 Class and 2021 Class (each as defined below) shall be elected for a term of one year, expiring at the next succeeding annual meeting of stockholders. Each director of the corporation who was elected at the 2017 annual meeting of stockholders for a three-year term expiring in 2020 (the “2020 Class”), and each director of the corporation who was elected at the 2018 annual meeting of stockholders for a three-year term expiring in 2021 (the “2021 Class”), including any person appointed to

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fill any vacancy occurring with respect to any director in the 2020 Class or the 2021 Class (each of whom shall be deemed to be a member of the class of directors in which the vacancy occurred), shall continue to hold office until the end of the term for which such director was elected or appointed, as applicable. Subject to the provisions of this Certificate of Incorporation relating to directors elected by the holders of one or more series of Preferred Stock, voting as a separate series or with one or more other series of Preferred Stock, (a) commencing with the 2020 annual meeting of stockholders, all directors of the corporation other than those in the 2021 Class will be elected for a term of one year, and (b) commencing with the 2021 annual meeting of stockholders, all directors of the corporation will be elected for a term of one year. In all cases, each director shall serve until such director’s successor has been duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal.

6.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board. Any Director so chosen shall hold office until the expiration of the term of office of the Director whom he or she has replaced and until his or her successor shall be duly elected and qualified or until such Director’s earlier death, disqualification, resignation or removal. No decrease in the number of Directors shall shorten the term of any incumbent Director.

6.4 Removal of Directors. Unless otherwise restricted by applicable law and except for such additional Directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 5 hereof, any Director, or the entire Board, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.

7. Limitation of Liability. To the fullest extent permitted by the General Corporation Law, as the same exists or may hereafter be amended, a Director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a Director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

8. Indemnification.

8.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as

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Annex A

otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

8.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section 8 or otherwise.

8.3 Claims. If a claim for indemnification or advancement of expenses under this Section 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

8.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Section 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested Directors or otherwise.

8.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a Director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person collects as indemnification or advancement of expenses from such Other Entity.

8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Section 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

8.7 Other Indemnification and Prepayment of Expenses. This Section 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

9. Adoption, Amendment and/or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the By-laws, subject to the power of the Stockholders of the Corporation to alter or repeal any By-laws whether adopted by them or otherwise. Notwithstanding any other provisions of this Certificate of Incorporation or the By-laws (and notwithstanding the fact that a lesser percentage may be permitted by applicable law, this Certificate of Incorporation or the By-laws), but in addition to any affirmative vote of the holders

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of any particular class of stock of the Corporation required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to adopt new By-laws or to alter, amend or repeal the By-laws.

10. Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation. In addition, other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted and held subject to the rights the Corporation has reserved in this Section 10. Notwithstanding any other provisions of this Certificate of Incorporation or the By-laws (and notwithstanding the fact that a lesser percentage may be permitted by applicable law, this Certificate of Incorporation or the By-laws), but in addition to any affirmative vote of the holders of any particular class of stock of the Corporation required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with Sections 6, 9, 10, 11 or 12 of this Certificate of Incorporation.

11. Written Consent Prohibition. Except as otherwise provided for or fixed pursuant to the provisions of Section 5 of this Certificate of Incorporation relating to the rights of holders of any series of Preferred Stock, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

12. Special Meetings of the Corporation’s Stockholders. Unless otherwise provided by applicable law and subject to the express terms of any series of shares of Preferred Stock, a special meeting of the Corporation’s stockholders may be called only by (a) the Corporation’s Chairman of the Board or (b) a majority of the members of the Board, and may not be called by any other person or persons.

WITNESS the signature of this Fourth Amended and Restated Certificate of Incorporation this [    ] day of [    ], 2024.

EXLSERVICE HOLDINGS, INC.

By:
Name:	Rohit Kapoor
Title:	Chief Executive Officer, Chair and Director

A-6	/	EXL 2024 Proxy Statement

United States (Global Headquarters)
320 Park Avenue, 29th Floor
New York, New York 10022
T +1 212.277.7100 F +1 212.277.7111

To find out more, contact us

exlservice.com

For more information, visit exlservice.com

© 2024 ExlService Holdings, Inc. All rights reserved.
Additional information: www.exlservice.com/legal-disclaimer

EXLSERVICE HOLDINGS, INC. 320 PARK AVENUE, 29TH FLOOR NEW YORK, NY 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EXLS2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V45395-P10181 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. EXLSERVICE HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 1a. Rohit Kapoor 1b. Vikram Pandit 1c. Thomas Bartlett 1d. Andreas Fibig 1e. Kristy Pipes 1f. Nitin Sahney 1g. Jaynie Studenmund 1h. Sarah K. Williamson 2. The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2024. For Against Abstain 3. The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company. For Against Abstain 4. The approval of the Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation. NOTE: The proxies are authorized to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or ot her fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com V45396-P10181 EXLSERVICE HOLDINGS, INC. Annual Meeting of Stockholders June 20, 2024 9:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Maurizio Nicolelli and Ajay Ayyappan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EXLSERVICE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/EXLS2024, at 9:00 A.M., Eastern Time on June 20, 2024, and any adjournment or postponement thereof.The undersigned hereby also authorize(s) the proxy, in his or her discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. The undersigned hereby acknowledge(s) receipt of the notice of Annual Meeting of Stockholders, dated on or about April 29, 2024, and the Proxy Statement furnished therewith. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, and accordingly, will be voted FOR each of the Board of Directors' nominees for director specified in Proposal 1 and FOR Proposals 2, 3 and 4, unless a contrary choice is specified, in which case the proxy will be voted as specified. Continued and to be signed on reverse side